Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Separate Account VL I of Talcott Resolution Life Insurance Company and the
Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Separate Account VL I of Talcott Resolution Life Insurance Company (the “Account”), as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes.

AB VPS International Growth Portfolio (Class B)	Hartford Ultrashort Bond HLS Fund (Class IA)
AB VPS International Value Portfolio (Class B)	Invesco V.I. American Franchise Fund (Series I)
AB VPS Small/Mid Cap Value Portfolio (Class B)	Invesco V.I. American Value Fund (Series II)
American Funds IS Asset Allocation Fund (Class 2)	Invesco V.I. Balanced-Risk Allocation Fund (Series I)
American Funds IS Blue Chip Income and Growth Fund (Class 2)	Invesco V.I. Comstock Fund (Series II)
American Funds IS Bond Fund (Class 2)	Invesco V.I. Core Equity Fund (Series I)
American Funds IS Global Growth Fund (Class 2)	Invesco V.I. International Growth Fund (Series I)
American Funds IS Global Small Capitalization Fund (Class 2)	Invesco V.I. Mid Cap Core Equity Fund (Series I)
American Funds IS Growth Fund (Class 2)	Invesco V.I. Small Cap Equity Fund (Series I)
American Funds IS Growth-Income Fund (Class 2)	Lord Abbett Bond Debenture Portfolio (Class VC)
American Funds IS International Fund (Class 2)	Lord Abbett Dividend Growth Portfolio (Class VC) (formerly Lord Abbett Calibrated Dividend Growth Portfolio (Class VC))
American Funds IS New World Fund (Class 2)	Lord Abbett Growth and Income Portfolio (Class VC)
Fidelity® VIP Equity-Income Portfolio (Initial Class)	MFS® Investors Trust Series (Initial Class)
Fidelity® VIP Asset Manager Portfolio (Initial Class)	MFS® New Discovery Series (Initial Class)
Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)	MFS® Total Return Bond Series (Initial Class)
Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	MFS® Total Return Series (Initial Class)
Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	MFS® Value Series (Initial Class)
Fidelity® VIP Government Money Market Portfolio (Service Class)	Invesco Oppenheimer V.I. Capital Appreciation Fund (Series II)
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Invesco Oppenheimer V.I. Global Fund (Series II)
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Invesco Oppenheimer V.I. Main Street Fund® (Series II)
Fidelity® VIP Overseas Portfolio (Initial Class)	Invesco Oppenheimer V.I. Main Street Small Cap Fund® (Series II)
Franklin Income VIP Fund (Class 2)	Putnam VT Small Cap Growth Fund (Class IB)
Franklin Mutual Global Discovery VIP Fund (Class 2)	Putnam VT Diversified Income Fund (Class IA)
Franklin Mutual Shares VIP Fund (Class 2)	Putnam VT Equity Income Fund (Class IA)
Franklin Small Cap Value VIP Fund (Class 2)	Putnam VT Global Asset Allocation Fund (Class IA)
Franklin Strategic Income VIP Fund (Class 1)	Putnam VT Global Equity Fund (Class IA)
Putnam VT George Putnam Balanced Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)
Hartford Balanced HLS Fund (Class IA)	Putnam VT High Yield Fund (Class IA)
Hartford Capital Appreciation HLS Fund (Class IA)	Putnam VT Income Fund (Class IA)
Hartford Disciplined Equity HLS Fund (Class IA)	Putnam VT Emerging Markets Equity Fund (Class IA) (formerly Putnam VT International Growth Fund (Class IA))
Hartford Dividend and Growth HLS Fund (Class IA)	Putnam VT International Equity Fund (Class IA)
Hartford International Opportunities HLS Fund (Class IA)	Putnam VT Multi-Cap Core Fund (Class IA)
Hartford MidCap HLS Fund (Class IA)	Putnam VT Government Money Market Fund (Class IA)
Hartford Small Company HLS Fund (Class IA)	Putnam VT Sustainable Leaders Fund (Class IA)
Hartford Stock HLS Fund (Class IA)	Putnam VT Small Cap Value Fund (Class IB)
Hartford Total Return Bond HLS Fund (Class IA)	Templeton Foreign VIP Fund (Class 2)

SA-1

Templeton Global Bond VIP Fund (Class 2)	Putnam VT Global Equity Fund (Class IB)
Templeton Growth VIP Fund (Class 2)	Putnam VT High Yield Fund (Class IB)
Morgan Stanley VIF Discovery Portfolio (Class II)	Putnam VT Income Fund (Class IB)
Fidelity® VIP Equity-Income Portfolio (Service Class 2)	Putnam VT International Equity Fund (Class IB)
Putnam VT Diversified Income Fund (Class IB)	Putnam VT Sustainable Leaders Fund (Class IB)
Putnam VT Equity Income Fund (Class IB)	Putnam VT International Value Fund (Class IA)

We have also audited the accompanying statements of assets and liabilities of Putnam VT Growth Opportunities Fund (Class IB), Putnam VT Growth Opportunities Fund (Class IA) and BlackRock S&P 500 Index V.I. Fund (Class I), the related statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. We have also audited the Hartford Global Growth HLS Fund (Class IA), Hartford Growth Opportunities HLS Fund (Class IA), Hartford High Yield HLS Fund (Class IA), Hartford Mid Cap Value HLS Fund (Class IA), Hartford U.S. Government Securities HLS Fund (Class IA), Hartford Value HLS Fund (Class IA), Invesco V.I. Mid Cap Growth Fund (Series I) and Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I), statements of operations, statements of changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Putnam VT Growth Opportunities Fund (Class IA)	December 31, 2020	Year ended December 31, 2020	Two years in the period ended December 31, 2020	Four years in the period ended December 31, 2020 and the period from July 8, 2016 to December 31, 2016
Putnam VT Growth Opportunities Fund (Class IB)	December 31, 2020	Year ended December 31, 2020	Two years in the period ended December 31, 2020	Four years in the period ended December 31, 2020 and the period from July 8, 2016 to December 31, 2016
BlackRock S&P 500 Index V.I. Fund (Class I)	December 31, 2020	Year ended December 31, 2020	Two years in the period ended December 31, 2020	Two years in the period ended December 31, 2020 and the period from April 20, 2018 to December 31, 2018
Hartford Global Growth HLS Fund (Class IA)	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2020
Hartford Growth Opportunities HLS Fund (Class IA)	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2020
Hartford High Yield HLS Fund (Class IA)	Not Applicable	Period from January 1, 2020 to September 25, 2020	Period from January 1, 2020 to September 25, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 25, 2020 and the four years in the period ended December 31, 2020

SA-2

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Hartford Mid Cap Value HLS Fund (Class IA)	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2020
Hartford U.S. Government Securities HLS Fund (Class IA)	Not Applicable	Period from January 1, 2020 to September 25, 2020	Period from January 1, 2020 to September 25, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 25, 2020 and the four years in the period ended December 31, 2020
Hartford Value HLS Fund (Class IA)	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2020
Invesco V.I. Mid Cap Growth Fund (Series I)	Not Applicable	Period from January 1, 2020 to April 30, 2020	Period from January 1, 2020 to April 30, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to April 30, 2020 and the four years in the period ended December 31, 2020
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I)	December 31, 2020	Year ended December 31, 2020	Period from April 30, 2020 to December 31, 2020	Period from April 30, 2020 to December 31, 2020

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Separate Account VL I of Talcott Resolution Life Insurance Company as of December 31, 2020, and the results of their operations for the year then ended (or for the period listed in the table above), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table above), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account’s in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

SA-3

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut
April 13, 2021

We have served as the auditor of the Sub-Accounts that comprise Separate Account VL I of Talcott Resolution Life Insurance Company since 2002.

SA-4

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	AB VPS International Growth Portfolio (Class B)	AB VPS International Value Portfolio (Class B)	AB VPS Small/Mid Cap Value Portfolio (Class B)	American Funds IS Asset Allocation Fund (Class 2)	American Funds IS Blue Chip Income and Growth Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	6,938	36,014	73,397	408,226	291,039
Cost	$186,940	$702,213	$1,320,701	$7,593,053	$3,318,166
Fair Value	$188,158	$516,445	$1,261,688	$10,699,608	$4,118,201
Due from Sponsor Company	—	—	—	142	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	188,158	516,445	1,261,688	10,699,750	4,118,201

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	142	—

Total liabilities	—	—	—	142	—

Net assets:
For contract liabilities	$188,158	$516,445	$1,261,688	$10,699,608	$4,118,201

Deferred contracts in the accumulation period:
Units owned by participants #	11,148	49,169	41,341	264,695	98,069
Minimum unit fair value #*	$16.88	$10.50	$30.52	$40.42	$41.99
Maximum unit fair value #*	$16.88	$10.50	$30.52	$40.42	$41.99
Contract liability	$188,158	$516,445	$1,261,688	$10,699,608	$4,118,201

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
SA-5

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	American Funds IS Bond Fund (Class 2)	American Funds IS Global Growth Fund (Class 2)	American Funds IS Global Small Capitalization Fund (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	398,933	182,339	127,725	220,985	344,267
Cost	$4,469,267	$4,145,924	$2,327,790	$13,275,613	$13,774,279
Fair Value	$4,679,490	$7,424,832	$4,031,001	$26,334,723	$18,817,613
Due from Sponsor Company	9	1,911	—	2,924	615
Receivable for fund shares sold	—	—	—	—	—

Total assets	4,679,499	7,426,743	4,031,001	26,337,647	18,818,228

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	9	1,911	—	2,924	615

Total liabilities	9	1,911	—	2,924	615

Net assets:
For contract liabilities	$4,679,490	$7,424,832	$4,031,001	$26,334,723	$18,817,613

Deferred contracts in the accumulation period:
Units owned by participants #	239,379	1,316,362	722,667	4,519,586	4,070,240
Minimum unit fair value #*	$19.55	$5.64	$5.58	$5.83	$4.62
Maximum unit fair value #*	$19.55	$5.64	$5.58	$5.83	$4.62
Contract liability	$4,679,490	$7,424,832	$4,031,001	$26,334,723	$18,817,613

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
SA-6

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	American Funds IS International Fund (Class 2)	American Funds IS New World Fund (Class 2)	Fidelity® VIP Equity-Income Portfolio (Initial Class)	Fidelity® VIP Asset Manager Portfolio (Initial Class)	Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	381,680	137,091	408,156	19,280	9,078
Cost	$6,254,655	$2,678,711	$8,665,207	$301,377	$113,593
Fair Value	$8,984,743	$4,284,091	$9,754,916	$328,529	$128,638
Due from Sponsor Company	1,798	643	1,168	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	8,986,541	4,284,734	9,756,084	328,529	128,638

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	1,798	643	1,168	—	—

Total liabilities	1,798	643	1,168	—	—

Net assets:
For contract liabilities	$8,984,743	$4,284,091	$9,754,916	$328,529	$128,638

Deferred contracts in the accumulation period:
Units owned by participants #	203,941	71,621	1,286,998	58,547	6,134
Minimum unit fair value #*	$44.06	$59.82	$7.58	$5.61	$20.97
Maximum unit fair value #*	$44.06	$59.82	$7.58	$5.61	$20.97
Contract liability	$8,984,743	$4,284,091	$9,754,916	$328,529	$128,638

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
SA-7

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	Fidelity® VIP Government Money Market Portfolio (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	141,411	32,603	5,857,971	106,499	93,616
Cost	$1,873,477	$420,910	$5,857,971	$3,301,243	$2,899,515
Fair Value	$2,109,848	$545,453	$5,857,971	$4,976,687	$3,490,948
Due from Sponsor Company	—	—	—	946	—
Receivable for fund shares sold	—	—	160,428	—	—

Total assets	2,109,848	545,453	6,018,399	4,977,633	3,490,948

Liabilities:
Due to Sponsor Company	—	—	160,428	—	—
Payable for fund shares purchased	—	—	—	946	—

Total liabilities	—	—	160,428	946	—

Net assets:
For contract liabilities	$2,109,848	$545,453	$5,857,971	$4,976,687	$3,490,948

Deferred contracts in the accumulation period:
Units owned by participants #	93,743	22,110	560,513	113,209	96,603
Minimum unit fair value #*	$22.51	$24.67	$10.45	$43.96	$36.14
Maximum unit fair value #*	$22.51	$24.67	$10.45	$43.96	$36.14
Contract liability	$2,109,848	$545,453	$5,857,971	$4,976,687	$3,490,948

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
SA-8

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	Fidelity® VIP Overseas Portfolio (Initial Class)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Global Discovery VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)	Franklin Small Cap Value VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	12,265	145,992	58,160	170,887	271,243
Cost	$216,050	$2,273,265	$1,172,713	$3,067,549	$4,161,676
Fair Value	$325,268	$2,195,718	$983,477	$2,835,011	$3,933,017
Due from Sponsor Company	—	116	116	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	325,268	2,195,834	983,593	2,835,011	3,933,017

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	116	116	—	—

Total liabilities	—	116	116	—	—

Net assets:
For contract liabilities	$325,268	$2,195,718	$983,477	$2,835,011	$3,933,017

Deferred contracts in the accumulation period:
Units owned by participants #	70,187	96,291	42,377	94,323	78,589
Minimum unit fair value #*	$4.63	$22.80	$23.21	$30.06	$50.05
Maximum unit fair value #*	$4.63	$22.80	$23.21	$30.06	$50.05
Contract liability	$325,268	$2,195,718	$983,477	$2,835,011	$3,933,017

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
SA-9

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	Franklin Strategic Income VIP Fund (Class 1)	Putnam VT George Putnam Balanced Fund (Class IA)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)
Assets:
Investments:
Number of shares	114,991	6,907	481,591	1,171,171	474,421
Cost	$1,278,650	$72,016	$11,619,619	$51,514,687	$7,224,328
Fair Value	$1,237,300	$97,596	$15,199,006	$60,725,217	$8,254,930
Due from Sponsor Company	—	—	314	4,129	286
Receivable for fund shares sold	—	—	—	—	—

Total assets	1,237,300	97,596	15,199,320	60,729,346	8,255,216

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	314	4,129	286

Total liabilities	—	—	314	4,129	286

Net assets:
For contract liabilities	$1,237,300	$97,596	$15,199,006	$60,725,217	$8,254,930

Deferred contracts in the accumulation period:
Units owned by participants #	67,232	2,761	1,844,381	2,824,975	1,376,292
Minimum unit fair value #*	$18.40	$35.35	$8.24	$21.50	$6.00
Maximum unit fair value #*	$18.40	$35.35	$8.24	$21.50	$6.00
Contract liability	$1,237,300	$97,596	$15,199,006	$60,725,217	$8,254,930

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-10

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	Hartford Dividend and Growth HLS Fund (Class IA)	Hartford Global Growth HLS Fund (Class IA)	Hartford Growth Opportunities HLS Fund (Class IA)	Hartford High Yield HLS Fund (Class IA)	Hartford International Opportunities HLS Fund (Class IA)
	Sub-Account (1)	Sub-Account (1)	Sub-Account (1)	Sub-Account (1)	Sub-Account
Assets:
Investments:
Number of shares	919,308	—	—	—	505,715
Cost	$18,959,019	$—	$—	$—	$7,015,830
Fair Value	$20,399,448	$—	$—	$—	$9,901,893
Due from Sponsor Company	1,866	—	—	—	1,371
Receivable for fund shares sold	—	—	—	—	—

Total assets	20,401,314	—	—	—	9,903,264

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	1,866	—	—	—	1,371

Total liabilities	1,866	—	—	—	1,371

Net assets:
For contract liabilities	$20,399,448	$—	$—	$—	$9,901,893

Deferred contracts in the accumulation period:
Units owned by participants #	1,605,639	—	—	—	1,547,754
Minimum unit fair value #*	$12.70	$—	$—	$—	$6.40
Maximum unit fair value #*	$12.70	$—	$—	$—	$6.40
Contract liability	$20,399,448	$—	$—	$—	$9,901,893

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-11

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	Hartford MidCap HLS Fund (Class IA)	Hartford MidCap Value HLS Fund (Class IA)	Hartford Small Company HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)
	Sub-Account (1)	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account (1)
Assets:
Investments:
Number of shares	326,918	—	292,312	256,146	1,315,557
Cost	$10,255,349	$—	$5,599,750	$12,845,872	$14,591,524
Fair Value	$14,201,309	$—	$8,021,028	$24,467,070	$15,760,370
Due from Sponsor Company	1,067	—	42	1,647	1,265
Receivable for fund shares sold	—	—	—	—	—

Total assets	14,202,376	—	8,021,070	24,468,717	15,761,635

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	1,067	—	42	1,647	1,265

Total liabilities	1,067	—	42	1,647	1,265

Net assets:
For contract liabilities	$14,201,309	$—	$8,021,028	$24,467,070	$15,760,370

Deferred contracts in the accumulation period:
Units owned by participants #	868,752	—	792,244	2,009,489	3,552,489
Minimum unit fair value #*	$16.35	$—	$10.12	$12.18	$4.44
Maximum unit fair value #*	$16.35	$—	$10.12	$12.18	$4.44
Contract liability	$14,201,309	$—	$8,021,028	$24,467,070	$15,760,370

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-12

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	Hartford U.S. Government Securities HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)	Hartford Value HLS Fund (Class IA)	Invesco V.I. American Franchise Fund (Series I)	Invesco V.I. American Value Fund (Series II)
	Sub-Account (1)	Sub-Account (1)	Sub-Account (1)	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	—	950,876	—	3,435	17,034
Cost	$—	$9,590,266	$—	$204,565	$296,423
Fair Value	$—	$9,594,343	$—	$306,038	$266,071
Due from Sponsor Company	—	180	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	—	9,594,523	—	306,038	266,071

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	180	—	—	—

Total liabilities	—	180	—	—	—

Net assets:
For contract liabilities	$—	$9,594,343	$—	$306,038	$266,071

Deferred contracts in the accumulation period:
Units owned by participants #	—	4,931,785	—	7,864	11,428
Minimum unit fair value #*	$—	$1.95	$—	$38.91	$23.28
Maximum unit fair value #*	$—	$1.95	$—	$38.91	$23.28
Contract liability	$—	$9,594,343	$—	$306,038	$266,071

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-13

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	Invesco V.I. Balanced-Risk Allocation Fund (Series I)	Invesco V.I. Comstock Fund (Series II)	Invesco V.I. Core Equity Fund (Series I)	Invesco V.I. International Growth Fund (Series I)	Invesco V.I. Mid Cap Core Equity Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	59,162	48,139	4,626	9,214	92,283
Cost	$658,031	$734,883	$142,270	$298,687	$1,109,918
Fair Value	$620,022	$773,594	$140,759	$391,774	$975,431
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	620,022	773,594	140,759	391,774	975,431

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	—	—	—

Net assets:
For contract liabilities	$620,022	$773,594	$140,759	$391,774	$975,431

Deferred contracts in the accumulation period:
Units owned by participants #	33,381	28,635	3,673	20,613	25,461
Minimum unit fair value #*	$18.57	$27.02	$38.33	$19.01	$38.31
Maximum unit fair value #*	$18.57	$27.02	$38.33	$19.01	$38.31
Contract liability	$620,022	$773,594	$140,759	$391,774	$975,431

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
SA-14

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	Invesco V.I. Mid Cap Growth Fund (Series I)	Invesco V.I. Small Cap Equity Fund (Series I)	Lord Abbett Bond Debenture Portfolio (Class VC)	Lord Abbett Dividend Growth Portfolio (Class VC)	Lord Abbett Growth and Income Portfolio (Class VC)
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	—	37,641	59,998	97,148	21,754
Cost	$—	$689,524	$714,838	$1,466,603	$678,205
Fair Value	$—	$776,166	$749,370	$1,741,870	$760,075
Due from Sponsor Company	—	229	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	—	776,395	749,370	1,741,870	760,075

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	229	—	—	—

Total liabilities	—	229	—	—	—

Net assets:
For contract liabilities	$—	$776,166	$749,370	$1,741,870	$760,075

Deferred contracts in the accumulation period:
Units owned by participants #	—	21,395	31,560	46,934	29,656
Minimum unit fair value #*	$—	$36.28	$23.74	$37.11	$25.63
Maximum unit fair value #*	$—	$36.28	$23.74	$37.11	$25.63
Contract liability	$—	$776,166	$749,370	$1,741,870	$760,075

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-15

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	MFS® Investors Trust Series (Initial Class)	MFS® New Discovery Series (Initial Class)	MFS® Total Return Bond Series (Initial Class)	MFS® Total Return Series (Initial Class)	MFS® Value Series (Initial Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	6,145	34,377	111,776	124,770	40,015
Cost	$155,248	$630,793	$1,492,958	$2,655,325	$693,345
Fair Value	$224,738	$926,803	$1,578,272	$3,246,522	$816,312
Due from Sponsor Company	—	7	—	357	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	224,738	926,810	1,578,272	3,246,879	816,312

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	7	—	357	—

Total liabilities	—	7	—	357	—

Net assets:
For contract liabilities	$224,738	$926,803	$1,578,272	$3,246,522	$816,312

Deferred contracts in the accumulation period:
Units owned by participants #	5,637	11,051	81,691	100,302	28,895
Minimum unit fair value #*	$39.87	$83.87	$19.32	$32.37	$28.25
Maximum unit fair value #*	$39.87	$83.87	$19.32	$32.37	$28.25
Contract liability	$224,738	$926,803	$1,578,272	$3,246,522	$816,312

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
SA-16

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	Invesco Oppenheimer V.I. Capital Appreciation Fund (Series II)	Invesco Oppenheimer V.I. Global Fund (Series II)	Invesco Oppenheimer V.I. Main Street Fund® (Series II)	Invesco Oppenheimer V.I. Main Street Small Cap Fund® (Series II)	Putnam VT Small Cap Growth Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	5,555	29,429	8,050	15,031	43,541
Cost	$267,082	$1,052,209	$218,000	$328,676	$704,475
Fair Value	$381,294	$1,511,448	$237,482	$404,484	$993,614
Due from Sponsor Company	—	1,878	7	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	381,294	1,513,326	237,489	404,484	993,614

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	1,878	7	—	—

Total liabilities	—	1,878	7	—	—

Net assets:
For contract liabilities	$381,294	$1,511,448	$237,482	$404,484	$993,614

Deferred contracts in the accumulation period:
Units owned by participants #	9,414	40,166	6,780	11,461	15,969
Minimum unit fair value #*	$40.50	$37.63	$35.03	$35.29	$62.22
Maximum unit fair value #*	$40.50	$37.63	$35.03	$35.29	$62.22
Contract liability	$381,294	$1,511,448	$237,482	$404,484	$993,614

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
SA-17

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	Putnam VT Diversified Income Fund (Class IA)	Putnam VT Equity Income Fund (Class IA)	Putnam VT Global Asset Allocation Fund (Class IA)	Putnam VT Global Equity Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	15,427	459,044	58,715	229,316	10,648
Cost	$132,136	$10,584,618	$872,669	$3,439,403	$140,893
Fair Value	$87,778	$11,838,753	$1,069,204	$4,939,462	$191,352
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	87,778	11,838,753	1,069,204	4,939,462	191,352

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	—	—	—

Net assets:
For contract liabilities	$87,778	$11,838,753	$1,069,204	$4,939,462	$191,352

Deferred contracts in the accumulation period:
Units owned by participants #	2,329	246,514	15,139	79,030	3,330
Minimum unit fair value #*	$37.69	$48.02	$70.63	$62.50	$57.46
Maximum unit fair value #*	$37.69	$48.02	$70.63	$62.50	$57.46
Contract liability	$87,778	$11,838,753	$1,069,204	$4,939,462	$191,352

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
SA-18

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	Putnam VT High Yield Fund (Class IA)	Putnam VT Income Fund (Class IA)	Putnam VT International Equity Fund (Class IA)	Putnam VT Emerging Markets Equity Fund (Class IA)	Putnam VT International Value Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	456,369	179,202	190,503	2,423	2,996
Cost	$3,224,582	$2,148,174	$2,923,935	$32,815	$37,618
Fair Value	$2,875,123	$2,078,741	$3,175,681	$60,497	$31,005
Due from Sponsor Company	428	357	34	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	2,875,551	2,079,098	3,175,715	60,497	31,005

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	428	357	34	—	—

Total liabilities	428	357	34	—	—

Net assets:
For contract liabilities	$2,875,123	$2,078,741	$3,175,681	$60,497	$31,005

Deferred contracts in the accumulation period:
Units owned by participants #	48,565	45,975	107,760	1,785	1,255
Minimum unit fair value #*	$59.20	$45.21	$29.47	$33.90	$24.70
Maximum unit fair value #*	$59.20	$45.21	$29.47	$33.90	$24.70
Contract liability	$2,875,123	$2,078,741	$3,175,681	$60,497	$31,005

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
SA-19

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	Putnam VT Multi-Cap Core Fund (Class IA)	Putnam VT Government Money Market Fund (Class IA)	Putnam VT Sustainable Leaders Fund (Class IA)	Putnam VT Small Cap Value Fund (Class IB)	Templeton Foreign VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	6,055	7,078	256,634	62,251	20,024
Cost	$78,913	$7,078	$6,582,852	$843,294	$276,776
Fair Value	$131,088	$7,078	$11,746,124	$623,128	$265,914
Due from Sponsor Company	—	—	806	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	131,088	7,078	11,746,930	623,128	265,914

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	806	—	—

Total liabilities	—	—	806	—	—

Net assets:
For contract liabilities	$131,088	$7,078	$11,746,124	$623,128	$265,914

Deferred contracts in the accumulation period:
Units owned by participants #	3,503	3,774	109,953	27,344	11,933
Minimum unit fair value #*	$37.42	$1.88	$106.83	$22.79	$22.28
Maximum unit fair value #*	$37.42	$1.88	$106.83	$22.79	$22.28
Contract liability	$131,088	$7,078	$11,746,124	$623,128	$265,914

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
SA-20

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	Templeton Global Bond VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)	Morgan Stanley VIF Discovery Portfolio (Class II)	Putnam VT Growth Opportunities Fund (Class IA)	BlackRock S&P 500 Index V.I. Fund (Class I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	120,201	36,915	38,123	1,565,201	705,050
Cost	$2,011,573	$474,048	$609,751	$13,217,992	$16,766,358
Fair Value	$1,661,184	$412,344	$1,082,681	$23,337,147	$19,233,751
Due from Sponsor Company	2,441	233	—	945	2,087
Receivable for fund shares sold	—	—	—	—	—

Total assets	1,663,625	412,577	1,082,681	23,338,092	19,235,838

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	2,441	233	—	945	2,087

Total liabilities	2,441	233	—	945	2,087

Net assets:
For contract liabilities	$1,661,184	$412,344	$1,082,681	$23,337,147	$19,233,751

Deferred contracts in the accumulation period:
Units owned by participants #	89,604	23,537	13,479	861,286	1,313,704
Minimum unit fair value #*	$18.54	$17.52	$80.32	$27.10	$14.64
Maximum unit fair value #*	$18.54	$17.52	$80.32	$27.10	$14.64
Contract liability	$1,661,184	$412,344	$1,082,681	$23,337,147	$19,233,751

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
SA-21

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	Fidelity® VIP Equity-Income Portfolio (Service Class 2)	Putnam VT Diversified Income Fund (Class IB)	Putnam VT Equity Income Fund (Class IB)	Putnam VT Global Equity Fund (Class IB)	Putnam VT High Yield Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	31,877	35,361	41,926	1,074	127,103
Cost	$703,278	$220,387	$859,648	$13,887	$839,213
Fair Value	$738,898	$201,910	$1,069,536	$22,870	$791,852
Due from Sponsor Company	—	—	132	—	939
Receivable for fund shares sold	—	—	—	—	—

Total assets	738,898	201,910	1,069,668	22,870	792,791

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	132	—	939

Total liabilities	—	—	132	—	939

Net assets:
For contract liabilities	$738,898	$201,910	$1,069,536	$22,870	$791,852

Deferred contracts in the accumulation period:
Units owned by participants #	26,727	11,406	21,959	640	25,286
Minimum unit fair value #*	$27.65	$17.70	$48.71	$35.76	$31.32
Maximum unit fair value #*	$27.65	$17.70	$48.71	$35.76	$31.32
Contract liability	$738,898	$201,910	$1,069,536	$22,870	$791,852

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
SA-22

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	Putnam VT Income Fund (Class IB)	Putnam VT International Equity Fund (Class IB)	Putnam VT Sustainable Leaders Fund (Class IB)	Putnam VT Growth Opportunities Fund (Class IB)	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)
Assets:
Investments:
Number of shares	72,005	26,761	2,298	46,172	2,297
Cost	$829,066	$389,716	$66,782	$388,872	$165,645
Fair Value	$825,180	$441,016	$101,746	$671,798	$245,597
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	825,180	441,016	101,746	671,798	245,597

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	—	—	—

Net assets:
For contract liabilities	$825,180	$441,016	$101,746	$671,798	$245,597

Deferred contracts in the accumulation period:
Units owned by participants #	36,260	15,827	1,590	24,719	16,838
Minimum unit fair value #*	$22.76	$27.86	$63.98	$27.18	$14.59
Maximum unit fair value #*	$22.76	$27.86	$63.98	$27.18	$14.59
Contract liability	$825,180	$441,016	$101,746	$671,798	$245,597

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-23

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	AB VPS International Growth Portfolio (Class B)	AB VPS International Value Portfolio (Class B)	AB VPS Small/Mid Cap Value Portfolio (Class B)	American Funds IS Asset Allocation Fund (Class 2)	American Funds IS Blue Chip Income and Growth Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$1,745	$7,474	$9,715	$163,596	$64,613

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(1,083)	(39,984)	(78,714)	132,512	21,193
Net realized gain distributions	13,623	—	59,843	45,250	44,401
Change in unrealized appreciation (depreciation)	28,861	38,683	18,853	837,757	188,427
Net gain (loss) on investments	41,401	(1,301)	(18)	1,015,519	254,021

Net increase (decrease) in net assets resulting from operations	$43,146	$6,173	$9,697	$1,179,115	$318,634

The accompanying notes are an integral part of these financial statements.
SA-24

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	American Funds IS Bond Fund (Class 2)	American Funds IS Global Growth Fund (Class 2)	American Funds IS Global Small Capitalization Fund (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$100,680	$22,130	$5,583	$67,160	$230,895

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	136,998	448,766	119,413	887,934	439,133
Net realized gain distributions	58,520	175,002	208,453	502,403	455,385
Change in unrealized appreciation (depreciation)	199,605	1,032,801	591,538	7,881,603	1,025,937
Net gain (loss) on investments	395,123	1,656,569	919,404	9,271,940	1,920,455

Net increase (decrease) in net assets resulting from operations	$495,803	$1,678,699	$924,987	$9,339,100	$2,151,350

The accompanying notes are an integral part of these financial statements.
SA-25

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	American Funds IS International Fund (Class 2)	American Funds IS New World Fund (Class 2)	Fidelity® VIP Equity-Income Portfolio (Initial Class)	Fidelity® VIP Asset Manager Portfolio (Initial Class)	Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$51,435	$2,520	$160,628	$4,528	$1,285

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	216,597	72,302	(12,878)	(1,002)	2,039
Net realized gain distributions	—	37,177	421,792	3,998	6,315
Change in unrealized appreciation (depreciation)	781,298	695,066	(38,610)	34,884	5,425
Net gain (loss) on investments	997,895	804,545	370,304	37,880	13,779

Net increase (decrease) in net assets resulting from operations	$1,049,330	$807,065	$530,932	$42,408	$15,064

The accompanying notes are an integral part of these financial statements.
SA-26

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	Fidelity® VIP Government Money Market Portfolio (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$19,968	$4,799	$12,491	$3,297	$11,583

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,352	12,161	—	106,563	(41,030)
Net realized gain distributions	110,560	24,754	—	22,488	—
Change in unrealized appreciation (depreciation)	140,250	39,554	—	1,042,157	523,065
Net gain (loss) on investments	252,162	76,469	—	1,171,208	482,035

Net increase (decrease) in net assets resulting from operations	$272,130	$81,268	$12,491	$1,174,505	$493,618

The accompanying notes are an integral part of these financial statements.
SA-27

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	Fidelity® VIP Overseas Portfolio (Initial Class)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Global Discovery VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)	Franklin Small Cap Value VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$1,275	$127,629	$21,537	$74,057	$52,379

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	16,028	(41,798)	(229,441)	(47,421)	(135,724)
Net realized gain distributions	1,512	1,808	17,250	102,959	222,783
Change in unrealized appreciation (depreciation)	23,570	(100,786)	35,275	(333,910)	32,211
Net gain (loss) on investments	41,110	(140,776)	(176,916)	(278,372)	119,270

Net increase (decrease) in net assets resulting from operations	$42,385	$(13,147)	$(155,379)	$(204,315)	$171,649

The accompanying notes are an integral part of these financial statements.
SA-28

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	Franklin Strategic Income VIP Fund (Class 1)	Putnam VT George Putnam Balanced Fund (Class IA)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)

Investment Income:
Dividends	$58,090	$1,238	$238,958	$505,260	$24,365

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(322,928)	1,940	395,045	315,616	15,321
Net realized gain distributions	—	5,040	753,299	3,969,810	191,270
Change in unrealized appreciation (depreciation)	45,318	5,162	208,155	6,223,131	859,429
Net gain (loss) on investments	(277,610)	12,142	1,356,499	10,508,557	1,066,020

Net increase (decrease) in net assets resulting from operations	$(219,520)	$13,380	$1,595,457	$11,013,817	$1,090,385

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-29

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	Hartford Dividend and Growth HLS Fund (Class IA)	Hartford Global Growth HLS Fund (Class IA)	Hartford Growth Opportunities HLS Fund (Class IA)	Hartford High Yield HLS Fund (Class IA)	Hartford International Opportunities HLS Fund (Class IA)
	Sub-Account (1)	Sub-Account (1)	Sub-Account (1)	Sub-Account (1)	Sub-Account

Investment Income:
Dividends	$354,675	$1,666	$—	$65,690	$148,354

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,243	253,659	(287,653)	(88,565)	163,586
Net realized gain distributions	864,065	98,890	1,878,883	—	—
Change in unrealized appreciation (depreciation)	261,139	10,724	(180,494)	30,688	1,331,023
Net gain (loss) on investments	1,126,447	363,273	1,410,736	(57,877)	1,494,609

Net increase (decrease) in net assets resulting from operations	$1,481,122	$364,939	$1,410,736	$7,813	$1,642,963

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-30

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	Hartford MidCap HLS Fund (Class IA)	Hartford MidCap Value HLS Fund (Class IA)	Hartford Small Company HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)
	Sub-Account (1)	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account (1)

Investment Income:
Dividends	$6,070	$7,841	$—	$373,968	$552,762

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	177,642	(502,507)	109,946	1,207,713	97,258
Net realized gain distributions	1,017,658	110,232	854,458	1,509,904	33,124
Change in unrealized appreciation (depreciation)	1,631,687	111,879	1,975,156	(482,033)	587,506
Net gain (loss) on investments	2,826,987	(280,396)	2,939,560	2,235,584	717,888

Net increase (decrease) in net assets resulting from operations	$2,833,057	$(272,555)	$2,939,560	$2,609,552	$1,270,650

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-31

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	Hartford U.S. Government Securities HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)	Hartford Value HLS Fund (Class IA)	Invesco V.I. American Franchise Fund (Series I)	Invesco V.I. American Value Fund (Series II)
	Sub-Account (1)	Sub-Account (1)	Sub-Account (1)	Sub-Account	Sub-Account

Investment Income:
Dividends	$77,666	$188,309	$33,028	$171	$1,463

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	64,432	18,599	(291,901)	25,578	(27,719)
Net realized gain distributions	—	—	280,456	17,879	2,233
Change in unrealized appreciation (depreciation)	57,303	(99,436)	(276,887)	51,284	12,006
Net gain (loss) on investments	121,735	(80,837)	(288,332)	94,741	(13,480)

Net increase (decrease) in net assets resulting from operations	$199,401	$107,472	$(255,304)	$94,912	$(12,017)

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-32

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	Invesco V.I. Balanced-Risk Allocation Fund (Series I)	Invesco V.I. Comstock Fund (Series II)	Invesco V.I. Core Equity Fund (Series I)	Invesco V.I. International Growth Fund (Series I)	Invesco V.I. Mid Cap Core Equity Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$44,743	$14,907	$1,698	$8,147	$6,456

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(893)	(4,818)	422	1,880	(21,891)
Net realized gain distributions	28,844	18,535	29,288	7,849	182,773
Change in unrealized appreciation (depreciation)	(15,406)	(17,275)	(14,482)	28,698	(91,691)
Net gain (loss) on investments	12,545	(3,558)	15,228	38,427	69,191

Net increase (decrease) in net assets resulting from operations	$57,288	$11,349	$16,926	$46,574	$75,647

The accompanying notes are an integral part of these financial statements.
SA-33

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	Invesco V.I. Mid Cap Growth Fund (Series I)	Invesco V.I. Small Cap Equity Fund (Series I)	Lord Abbett Bond Debenture Portfolio (Class VC)	Lord Abbett Dividend Growth Portfolio (Class VC)	Lord Abbett Growth and Income Portfolio (Class VC)
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$—	$2,176	$27,275	$15,381	$11,835

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(47,743)	(40,329)	(3,301)	9,556	(2,343)
Net realized gain distributions	53,490	54,215	—	29,659	—
Change in unrealized appreciation (depreciation)	(15,159)	123,227	27,507	179,109	328
Net gain (loss) on investments	(9,412)	137,113	24,206	218,324	(2,015)

Net increase (decrease) in net assets resulting from operations	$(9,412)	$139,289	$51,481	$233,705	$9,820

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-34

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	MFS® Investors Trust Series (Initial Class)	MFS® New Discovery Series (Initial Class)	MFS® Total Return Bond Series (Initial Class)	MFS® Total Return Series (Initial Class)	MFS® Value Series (Initial Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$1,265	$—	$58,423	$69,285	$11,242

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	2,108	13,864	8,264	39,784	1,764
Net realized gain distributions	6,050	65,841	—	80,289	31,507
Change in unrealized appreciation (depreciation)	18,323	213,103	52,224	101,057	(17,164)
Net gain (loss) on investments	26,481	292,808	60,488	221,130	16,107

Net increase (decrease) in net assets resulting from operations	$27,746	$292,808	$118,911	$290,415	$27,349

The accompanying notes are an integral part of these financial statements.
SA-35

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	Invesco Oppenheimer V.I. Capital Appreciation Fund (Series II)	Invesco Oppenheimer V.I. Global Fund (Series II)	Invesco Oppenheimer V.I. Main Street Fund® (Series II)	Invesco Oppenheimer V.I. Main Street Small Cap Fund® (Series II)	Putnam VT Small Cap Growth Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$—	$5,557	$2,498	$599	$—

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	6,237	73,940	4,806	(482)	18,577
Net realized gain distributions	49,837	46,084	21,159	2,390	30,484
Change in unrealized appreciation (depreciation)	47,537	169,450	2,545	71,608	297,924
Net gain (loss) on investments	103,611	289,474	28,510	73,516	346,985

Net increase (decrease) in net assets resulting from operations	$103,611	$295,031	$31,008	$74,115	$346,985

The accompanying notes are an integral part of these financial statements.
SA-36

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	Putnam VT Diversified Income Fund (Class IA)	Putnam VT Equity Income Fund (Class IA)	Putnam VT Global Asset Allocation Fund (Class IA)	Putnam VT Global Equity Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$7,005	$213,457	$21,353	$18,593	$1,289

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(6,051)	(11,208)	8,945	145,479	4,630
Net realized gain distributions	—	743,556	19,265	39,448	16,389
Change in unrealized appreciation (depreciation)	(2,089)	(376,662)	72,925	226,895	3,715
Net gain (loss) on investments	(8,140)	355,686	101,135	411,822	24,734

Net increase (decrease) in net assets resulting from operations	$(1,135)	$569,143	$122,488	$430,415	$26,023

The accompanying notes are an integral part of these financial statements.
SA-37

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	Putnam VT High Yield Fund (Class IA)	Putnam VT Income Fund (Class IA)	Putnam VT International Equity Fund (Class IA)	Putnam VT Emerging Markets Equity Fund (Class IA)	Putnam VT International Value Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$154,142	$117,509	$48,920	$141	$755

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(41,681)	(22,856)	(15,934)	1,305	(1,093)
Net realized gain distributions	—	20,796	—	—	401
Change in unrealized appreciation (depreciation)	30,079	19,393	336,226	11,915	862
Net gain (loss) on investments	(11,602)	17,333	320,292	13,220	170

Net increase (decrease) in net assets resulting from operations	$142,540	$134,842	$369,212	$13,361	$925

The accompanying notes are an integral part of these financial statements.
SA-38

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	Putnam VT Multi-Cap Core Fund (Class IA)	Putnam VT Government Money Market Fund (Class IA)	Putnam VT Sustainable Leaders Fund (Class IA)	Putnam VT Small Cap Value Fund (Class IB)	Templeton Foreign VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$1,293	$20	$64,156	$5,591	$9,083

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	593	—	341,321	(33,696)	(16,016)
Net realized gain distributions	4,402	—	851,702	—	—
Change in unrealized appreciation (depreciation)	13,292	—	1,409,324	53,753	(5,859)
Net gain (loss) on investments	18,287	—	2,602,347	20,057	(21,875)

Net increase (decrease) in net assets resulting from operations	$19,580	$20	$2,666,503	$25,648	$(12,792)

The accompanying notes are an integral part of these financial statements.
SA-39

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	Templeton Global Bond VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)	Morgan Stanley VIF Discovery Portfolio (Class II)	Putnam VT Growth Opportunities Fund (Class IA)	BlackRock S&P 500 Index V.I. Fund (Class I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$140,214	$10,770	$—	$49,701	$304,315

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(33,293)	(6,472)	7,786	699,981	(39,189)
Net realized gain distributions	—	—	56,557	1,098,077	1,112,136
Change in unrealized appreciation (depreciation)	(204,851)	17,095	455,265	4,922,571	1,152,057
Net gain (loss) on investments	(238,144)	10,623	519,608	6,720,629	2,225,004

Net increase (decrease) in net assets resulting from operations	$(97,930)	$21,393	$519,608	$6,770,330	$2,529,319

The accompanying notes are an integral part of these financial statements.
SA-40

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	Fidelity® VIP Equity-Income Portfolio (Service Class 2)	Putnam VT Diversified Income Fund (Class IB)	Putnam VT Equity Income Fund (Class IB)	Putnam VT Global Equity Fund (Class IB)	Putnam VT High Yield Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$10,695	$16,288	$17,716	$46	$45,625

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(3,353)	(4,784)	16,937	3,393	(16,426)
Net realized gain distributions	30,221	—	71,331	233	—
Change in unrealized appreciation (depreciation)	6,273	(15,257)	(56,274)	(1,559)	6,300
Net gain (loss) on investments	33,141	(20,041)	31,994	2,067	(10,126)

Net increase (decrease) in net assets resulting from operations	$43,836	$(3,753)	$49,710	$2,113	$35,499

The accompanying notes are an integral part of these financial statements.
SA-41

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	Putnam VT Income Fund (Class IB)	Putnam VT International Equity Fund (Class IB)	Putnam VT Sustainable Leaders Fund (Class IB)	Putnam VT Growth Opportunities Fund (Class IB)	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)

Investment Income:
Dividends	$37,764	$5,884	$348	$249	$—

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(1,221)	(2,158)	966	40,498	2,800
Net realized gain distributions	7,008	—	7,297	35,177	—
Change in unrealized appreciation (depreciation)	560	43,260	13,242	130,255	79,952
Net gain (loss) on investments	6,347	41,102	21,505	205,930	82,752

Net increase (decrease) in net assets resulting from operations	$44,111	$46,986	$21,853	$206,179	$82,752

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-42

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	AB VPS International Growth Portfolio (Class B)	AB VPS International Value Portfolio (Class B)	AB VPS Small/Mid Cap Value Portfolio (Class B)	American Funds IS Asset Allocation Fund (Class 2)	American Funds IS Blue Chip Income and Growth Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$1,745	$7,474	$9,715	$163,596	$64,613
Net realized gain (loss) on security transactions	(1,083)	(39,984)	(78,714)	132,512	21,193
Net realized gain distributions	13,623	—	59,843	45,250	44,401
Change in unrealized appreciation (depreciation)	28,861	38,683	18,853	837,757	188,427

Net increase (decrease) in net assets resulting from operations	43,146	6,173	9,697	1,179,115	318,634

Unit transactions:
Purchases	—	—	68,073	259,376	98,851
Net transfers	(1)	(59)	(207,255)	(147,486)	2,198
Surrenders for benefit payments and fees	(71)	(38,936)	(23,731)	(115,287)	(66,761)
Other transactions	—	—	—	(25)	—
Death benefits	—	(1,064)	—	(40,571)	(36,255)
Net loan activity	(25)	(26,577)	1,125	389	20,368
Cost of insurance and other fees	(5,695)	(19,694)	(35,054)	(473,516)	(199,099)

Net increase (decrease) in net assets resulting from unit transactions	(5,792)	(86,330)	(196,842)	(517,120)	(180,698)

Net increase (decrease) in net assets	37,354	(80,157)	(187,145)	661,995	137,936

Net assets:
Beginning of period	150,804	596,602	1,448,833	10,037,613	3,980,265
End of period	$188,158	$516,445	$1,261,688	$10,699,608	$4,118,201

The accompanying notes are an integral part of these financial statements.
SA-43

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	American Funds IS Bond Fund (Class 2)	American Funds IS Global Growth Fund (Class 2)	American Funds IS Global Small Capitalization Fund (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$100,680	$22,130	$5,583	$67,160	$230,895
Net realized gain (loss) on security transactions	136,998	448,766	119,413	887,934	439,133
Net realized gain distributions	58,520	175,002	208,453	502,403	455,385
Change in unrealized appreciation (depreciation)	199,605	1,032,801	591,538	7,881,603	1,025,937

Net increase (decrease) in net assets resulting from operations	495,803	1,678,699	924,987	9,339,100	2,151,350

Unit transactions:
Purchases	161,556	185,775	107,513	510,222	451,074
Net transfers	3,403,907	(1,148,750)	(104,344)	(735,568)	(1,184,845)
Surrenders for benefit payments and fees	(3,321,512)	(177,425)	(264,942)	(728,733)	(630,022)
Other transactions	50	51	54	95	137
Death benefits	(123,600)	(48,548)	(11,929)	(246,102)	(211,749)
Net loan activity	15,630	20,698	32,437	(78,348)	207,993
Cost of insurance and other fees	(259,520)	(302,789)	(141,077)	(963,130)	(819,332)

Net increase (decrease) in net assets resulting from unit transactions	(123,489)	(1,470,988)	(382,288)	(2,241,564)	(2,186,744)

Net increase (decrease) in net assets	372,314	207,711	542,699	7,097,536	(35,394)

Net assets:
Beginning of period	4,307,176	7,217,121	3,488,302	19,237,187	18,853,007
End of period	$4,679,490	$7,424,832	$4,031,001	$26,334,723	$18,817,613

The accompanying notes are an integral part of these financial statements.
SA-44

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	American Funds IS International Fund (Class 2)	American Funds IS New World Fund (Class 2)	Fidelity® VIP Equity-Income Portfolio (Initial Class)	Fidelity® VIP Asset Manager Portfolio (Initial Class)	Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$51,435	$2,520	$160,628	$4,528	$1,285
Net realized gain (loss) on security transactions	216,597	72,302	(12,878)	(1,002)	2,039
Net realized gain distributions	—	37,177	421,792	3,998	6,315
Change in unrealized appreciation (depreciation)	781,298	695,066	(38,610)	34,884	5,425

Net increase (decrease) in net assets resulting from operations	1,049,330	807,065	530,932	42,408	15,064

Unit transactions:
Purchases	311,486	138,453	251,155	—	3,281
Net transfers	(715,123)	(76,261)	(126,560)	6,853	(36,418)
Surrenders for benefit payments and fees	(255,147)	(63,097)	(123,951)	(6,973)	—
Other transactions	—	—	23	—	—
Death benefits	(36,332)	(29,390)	(145,760)	(6,854)	—
Net loan activity	13,795	3,398	(304,422)	(28)	—
Cost of insurance and other fees	(359,144)	(126,486)	(490,849)	(21,960)	(5,228)

Net increase (decrease) in net assets resulting from unit transactions	(1,040,465)	(153,383)	(940,364)	(28,962)	(38,365)

Net increase (decrease) in net assets	8,865	653,682	(409,432)	13,446	(23,301)

Net assets:
Beginning of period	8,975,878	3,630,409	10,164,348	315,083	151,939
End of period	$8,984,743	$4,284,091	$9,754,916	$328,529	$128,638

The accompanying notes are an integral part of these financial statements.
SA-45

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	Fidelity® VIP Government Money Market Portfolio (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$19,968	$4,799	$12,491	$3,297	$11,583
Net realized gain (loss) on security transactions	1,352	12,161	—	106,563	(41,030)
Net realized gain distributions	110,560	24,754	—	22,488	—
Change in unrealized appreciation (depreciation)	140,250	39,554	—	1,042,157	523,065

Net increase (decrease) in net assets resulting from operations	272,130	81,268	12,491	1,174,505	493,618

Unit transactions:
Purchases	2,189	29,767	692,559	140,561	82,056
Net transfers	(9)	(831)	3,990,456	(99,027)	(16,945)
Surrenders for benefit payments and fees	(23,134)	(76,531)	(2,041,801)	(62,634)	(100,146)
Other transactions	—	—	(112)	(25)	—
Death benefits	—	—	(20,496)	(27,939)	(84,637)
Net loan activity	(17)	(4)	8,514	(8,216)	11,023
Cost of insurance and other fees	(58,409)	(13,618)	(516,012)	(183,453)	(134,641)

Net increase (decrease) in net assets resulting from unit transactions	(79,380)	(61,217)	2,113,108	(240,733)	(243,290)

Net increase (decrease) in net assets	192,750	20,051	2,125,599	933,772	250,328

Net assets:
Beginning of period	1,917,098	525,402	3,732,372	4,042,915	3,240,620
End of period	$2,109,848	$545,453	$5,857,971	$4,976,687	$3,490,948

The accompanying notes are an integral part of these financial statements.
SA-46

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Fidelity® VIP Overseas Portfolio (Initial Class)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Global Discovery VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)	Franklin Small Cap Value VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$1,275	$127,629	$21,537	$74,057	$52,379
Net realized gain (loss) on security transactions	16,028	(41,798)	(229,441)	(47,421)	(135,724)
Net realized gain distributions	1,512	1,808	17,250	102,959	222,783
Change in unrealized appreciation (depreciation)	23,570	(100,786)	35,275	(333,910)	32,211

Net increase (decrease) in net assets resulting from operations	42,385	(13,147)	(155,379)	(204,315)	171,649

Unit transactions:
Purchases	—	85,410	36,611	449	137,426
Net transfers	(133)	(71,620)	(778,719)	(18,040)	(22,255)
Surrenders for benefit payments and fees	(18,067)	(39,531)	(49,455)	(96,636)	(240,338)
Other transactions	—	—	—	—	—
Death benefits	(4,382)	(131,274)	(14,039)	(78,075)	(84,197)
Net loan activity	(35,406)	1,972	(667)	(3,741)	14,229
Cost of insurance and other fees	(14,721)	(97,526)	(54,027)	(112,881)	(159,682)

Net increase (decrease) in net assets resulting from unit transactions	(72,709)	(252,569)	(860,296)	(308,924)	(354,817)

Net increase (decrease) in net assets	(30,324)	(265,716)	(1,015,675)	(513,239)	(183,168)

Net assets:
Beginning of period	355,592	2,461,434	1,999,152	3,348,250	4,116,185
End of period	$325,268	$2,195,718	$983,477	$2,835,011	$3,933,017

The accompanying notes are an integral part of these financial statements.
SA-47

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Franklin Strategic Income VIP Fund (Class 1)	Putnam VT George Putnam Balanced Fund (Class IA)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)
Operations:
Net investment income (loss)	$58,090	$1,238	$238,958	$505,260	$24,365
Net realized gain (loss) on security transactions	(322,928)	1,940	395,045	315,616	15,321
Net realized gain distributions	—	5,040	753,299	3,969,810	191,270
Change in unrealized appreciation (depreciation)	45,318	5,162	208,155	6,223,131	859,429

Net increase (decrease) in net assets resulting from operations	(219,520)	13,380	1,595,457	11,013,817	1,090,385

Unit transactions:
Purchases	42,347	—	524,213	921,538	126,439
Net transfers	1,431,923	(855)	(670,972)	(1,496,086)	4,885,825
Surrenders for benefit payments and fees	(1,166,652)	(2,706)	(294,884)	(1,576,922)	(100,298)
Other transactions	—	—	4	44	9
Death benefits	—	—	(261,323)	(727,674)	(40,248)
Net loan activity	2,741	(103)	(5,207)	(16,424)	8,951
Cost of insurance and other fees	(48,000)	(6,416)	(994,193)	(2,442,046)	(216,732)

Net increase (decrease) in net assets resulting from unit transactions	262,359	(10,080)	(1,702,362)	(5,337,570)	4,663,946

Net increase (decrease) in net assets	42,839	3,300	(106,905)	5,676,247	5,754,331

Net assets:
Beginning of period	1,194,461	94,296	15,305,911	55,048,970	2,500,599
End of period	$1,237,300	$97,596	$15,199,006	$60,725,217	$8,254,930

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-48

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Hartford Dividend and Growth HLS Fund (Class IA)	Hartford Global Growth HLS Fund (Class IA)	Hartford Growth Opportunities HLS Fund (Class IA)	Hartford High Yield HLS Fund (Class IA)	Hartford International Opportunities HLS Fund (Class IA)
	Sub-Account (1)	Sub-Account (1)	Sub-Account (1)	Sub-Account (1)	Sub-Account
Operations:
Net investment income (loss)	$354,675	$1,666	$—	$65,690	$148,354
Net realized gain (loss) on security transactions	1,243	253,659	(287,653)	(88,565)	163,586
Net realized gain distributions	864,065	98,890	1,878,883	—	—
Change in unrealized appreciation (depreciation)	261,139	10,724	(180,494)	30,688	1,331,023

Net increase (decrease) in net assets resulting from operations	1,481,122	364,939	1,410,736	7,813	1,642,963

Unit transactions:
Purchases	462,284	1,976	61,909	42,911	209,892
Net transfers	1,025,977	219,171	(4,950,907)	(750,336)	266,745
Surrenders for benefit payments and fees	(550,944)	(1,993,131)	(72,675)	(7,510)	(175,070)
Other transactions	(33)	22	7,216	5	26
Death benefits	(210,858)	—	(26,645)	—	(226,237)
Net loan activity	(109,308)	2,303	7,011	57	(25,921)
Cost of insurance and other fees	(960,897)	(9,303)	(107,701)	(22,144)	(356,265)

Net increase (decrease) in net assets resulting from unit transactions	(343,779)	(1,778,962)	(5,081,792)	(737,017)	(306,830)

Net increase (decrease) in net assets	1,137,343	(1,414,023)	(3,671,056)	(729,204)	1,336,133

Net assets:
Beginning of period	19,262,105	1,414,023	3,671,056	729,204	8,565,760
End of period	$20,399,448	$—	$—	$—	$9,901,893

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-49

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Hartford MidCap HLS Fund (Class IA)	Hartford MidCap Value HLS Fund (Class IA)	Hartford Small Company HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)
	Sub-Account (1)	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account (1)
Operations:
Net investment income (loss)	$6,070	$7,841	$—	$373,968	$552,762
Net realized gain (loss) on security transactions	177,642	(502,507)	109,946	1,207,713	97,258
Net realized gain distributions	1,017,658	110,232	854,458	1,509,904	33,124
Change in unrealized appreciation (depreciation)	1,631,687	111,879	1,975,156	(482,033)	587,506

Net increase (decrease) in net assets resulting from operations	2,833,057	(272,555)	2,939,560	2,609,552	1,270,650

Unit transactions:
Purchases	178,175	23,252	124,841	541,199	643,238
Net transfers	826,079	(1,155,193)	(404,522)	(351,431)	613,590
Surrenders for benefit payments and fees	(342,478)	(30,222)	(112,686)	(821,215)	(351,260)
Other transactions	81	817	(50)	(167)	(244)
Death benefits	(61,066)	(38,438)	(151,151)	(476,297)	(192,257)
Net loan activity	43,342	(5,711)	68,661	(116,521)	98,238
Cost of insurance and other fees	(436,886)	(54,181)	(293,921)	(1,196,565)	(836,092)

Net increase (decrease) in net assets resulting from unit transactions	207,247	(1,259,676)	(768,828)	(2,420,997)	(24,787)

Net increase (decrease) in net assets	3,040,304	(1,532,231)	2,170,732	188,555	1,245,863

Net assets:
Beginning of period	11,161,005	1,532,231	5,850,296	24,278,515	14,514,507
End of period	$14,201,309	$—	$8,021,028	$24,467,070	$15,760,370

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-50

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Hartford U.S. Government Securities HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)	Hartford Value HLS Fund (Class IA)	Invesco V.I. American Franchise Fund (Series I)	Invesco V.I. American Value Fund (Series II)
	Sub-Account (1)	Sub-Account (1)	Sub-Account (1)	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$77,666	$188,309	$33,028	$171	$1,463
Net realized gain (loss) on security transactions	64,432	18,599	(291,901)	25,578	(27,719)
Net realized gain distributions	—	—	280,456	17,879	2,233
Change in unrealized appreciation (depreciation)	57,303	(99,436)	(276,887)	51,284	12,006

Net increase (decrease) in net assets resulting from operations	199,401	107,472	(255,304)	94,912	(12,017)

Unit transactions:
Purchases	58,207	1,214,596	43,258	9,146	10,499
Net transfers	900,415	2,369,543	(1,945,082)	21,201	(24,849)
Surrenders for benefit payments and fees	(3,009,948)	(445,911)	(16,285)	(23,786)	—
Other transactions	(6)	(146)	(2)	—	—
Death benefits	(214,209)	(149,608)	(13,617)	—	—
Net loan activity	576	202,709	(785)	(67)	3,131
Cost of insurance and other fees	(106,888)	(1,155,833)	(57,893)	(13,339)	(7,991)

Net increase (decrease) in net assets resulting from unit transactions	(2,371,853)	2,035,350	(1,990,406)	(6,845)	(19,210)

Net increase (decrease) in net assets	(2,172,452)	2,142,822	(2,245,710)	88,067	(31,227)

Net assets:
Beginning of period	2,172,452	7,451,521	2,245,710	217,971	297,298
End of period	$—	$9,594,343	$—	$306,038	$266,071

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-51

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Invesco V.I. Balanced-Risk Allocation Fund (Series I)	Invesco V.I. Comstock Fund (Series II)	Invesco V.I. Core Equity Fund (Series I)	Invesco V.I. International Growth Fund (Series I)	Invesco V.I. Mid Cap Core Equity Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$44,743	$14,907	$1,698	$8,147	$6,456
Net realized gain (loss) on security transactions	(893)	(4,818)	422	1,880	(21,891)
Net realized gain distributions	28,844	18,535	29,288	7,849	182,773
Change in unrealized appreciation (depreciation)	(15,406)	(17,275)	(14,482)	28,698	(91,691)

Net increase (decrease) in net assets resulting from operations	57,288	11,349	16,926	46,574	75,647

Unit transactions:
Purchases	6,089	31,708	—	5,544	—
Net transfers	2,460	37,236	(2,174)	44,537	(54,288)
Surrenders for benefit payments and fees	—	(38,235)	—	(3,677)	(39,881)
Other transactions	—	—	—	—	—
Death benefits	—	(2,251)	—	—	(13,466)
Net loan activity	(80)	(2,817)	(62)	(1,216)	(698)
Cost of insurance and other fees	(12,803)	(28,051)	(6,157)	(12,223)	(36,410)

Net increase (decrease) in net assets resulting from unit transactions	(4,334)	(2,410)	(8,393)	32,965	(144,743)

Net increase (decrease) in net assets	52,954	8,939	8,533	79,539	(69,096)

Net assets:
Beginning of period	567,068	764,655	132,226	312,235	1,044,527
End of period	$620,022	$773,594	$140,759	$391,774	$975,431

The accompanying notes are an integral part of these financial statements.
SA-52

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Invesco V.I. Mid Cap Growth Fund (Series I)	Invesco V.I. Small Cap Equity Fund (Series I)	Lord Abbett Bond Debenture Portfolio (Class VC)	Lord Abbett Dividend Growth Portfolio (Class VC)	Lord Abbett Growth and Income Portfolio (Class VC)
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$—	$2,176	$27,275	$15,381	$11,835
Net realized gain (loss) on security transactions	(47,743)	(40,329)	(3,301)	9,556	(2,343)
Net realized gain distributions	53,490	54,215	—	29,659	—
Change in unrealized appreciation (depreciation)	(15,159)	123,227	27,507	179,109	328

Net increase (decrease) in net assets resulting from operations	(9,412)	139,289	51,481	233,705	9,820

Unit transactions:
Purchases	3,466	9,516	10,348	40,240	25,284
Net transfers	(216,498)	(13,023)	137,077	(75,039)	(25,971)
Surrenders for benefit payments and fees	—	(9,612)	(1,595)	(24,666)	(1,798)
Other transactions	(1)	—	—	—	—
Death benefits	—	—	(19,832)	(11,941)	(30,744)
Net loan activity	490	(38)	(13)	(4,157)	(2,534)
Cost of insurance and other fees	(4,895)	(17,872)	(38,844)	(62,559)	(28,355)

Net increase (decrease) in net assets resulting from unit transactions	(217,438)	(31,029)	87,141	(138,122)	(64,118)

Net increase (decrease) in net assets	(226,850)	108,260	138,622	95,583	(54,298)

Net assets:
Beginning of period	226,850	667,906	610,748	1,646,287	814,373
End of period	$—	$776,166	$749,370	$1,741,870	$760,075

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-53

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	MFS® Investors Trust Series (Initial Class)	MFS® New Discovery Series (Initial Class)	MFS® Total Return Bond Series (Initial Class)	MFS® Total Return Series (Initial Class)	MFS® Value Series (Initial Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$1,265	$—	$58,423	$69,285	$11,242
Net realized gain (loss) on security transactions	2,108	13,864	8,264	39,784	1,764
Net realized gain distributions	6,050	65,841	—	80,289	31,507
Change in unrealized appreciation (depreciation)	18,323	213,103	52,224	101,057	(17,164)

Net increase (decrease) in net assets resulting from operations	27,746	292,808	118,911	290,415	27,349

Unit transactions:
Purchases	3,587	20,886	42,187	84,331	12,652
Net transfers	84	(68,827)	212,676	(23,849)	38,516
Surrenders for benefit payments and fees	—	(9,939)	(168,916)	(72,872)	(5,810)
Other transactions	—	—	—	—	—
Death benefits	—	—	—	(42,750)	(9,110)
Net loan activity	—	5,206	146	(2,835)	224
Cost of insurance and other fees	(9,851)	(21,765)	(77,464)	(180,604)	(26,915)

Net increase (decrease) in net assets resulting from unit transactions	(6,180)	(74,439)	8,629	(238,579)	9,557

Net increase (decrease) in net assets	21,566	218,369	127,540	51,836	36,906

Net assets:
Beginning of period	203,172	708,434	1,450,732	3,194,686	779,406
End of period	$224,738	$926,803	$1,578,272	$3,246,522	$816,312

The accompanying notes are an integral part of these financial statements.
SA-54

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Invesco Oppenheimer V.I. Capital Appreciation Fund (Series II)	Invesco Oppenheimer V.I. Global Fund (Series II)	Invesco Oppenheimer V.I. Main Street Fund® (Series II)	Invesco Oppenheimer V.I. Main Street Small Cap Fund® (Series II)	Putnam VT Small Cap Growth Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$—	$5,557	$2,498	$599	$—
Net realized gain (loss) on security transactions	6,237	73,940	4,806	(482)	18,577
Net realized gain distributions	49,837	46,084	21,159	2,390	30,484
Change in unrealized appreciation (depreciation)	47,537	169,450	2,545	71,608	297,924

Net increase (decrease) in net assets resulting from operations	103,611	295,031	31,008	74,115	346,985

Unit transactions:
Purchases	284	57,450	8,230	4,075	—
Net transfers	(3,728)	(447,324)	(33,711)	162,905	(12,365)
Surrenders for benefit payments and fees	—	(42,712)	(701)	—	(43,051)
Other transactions	—	—	—	—	—
Death benefits	—	(97,319)	—	—	(5,136)
Net loan activity	(10)	2,298	(2,591)	(10)	(36,004)
Cost of insurance and other fees	(19,084)	(47,960)	(7,424)	(9,724)	(29,137)

Net increase (decrease) in net assets resulting from unit transactions	(22,538)	(575,567)	(36,197)	157,246	(125,693)

Net increase (decrease) in net assets	81,073	(280,536)	(5,189)	231,361	221,292

Net assets:
Beginning of period	300,221	1,791,984	242,671	173,123	772,322
End of period	$381,294	$1,511,448	$237,482	$404,484	$993,614

The accompanying notes are an integral part of these financial statements.
SA-55

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Putnam VT Diversified Income Fund (Class IA)	Putnam VT Equity Income Fund (Class IA)	Putnam VT Global Asset Allocation Fund (Class IA)	Putnam VT Global Equity Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$7,005	$213,457	$21,353	$18,593	$1,289
Net realized gain (loss) on security transactions	(6,051)	(11,208)	8,945	145,479	4,630
Net realized gain distributions	—	743,556	19,265	39,448	16,389
Change in unrealized appreciation (depreciation)	(2,089)	(376,662)	72,925	226,895	3,715

Net increase (decrease) in net assets resulting from operations	(1,135)	569,143	122,488	430,415	26,023

Unit transactions:
Purchases	—	—	—	127,829	—
Net transfers	(643)	(241,266)	(27,163)	9,165	(207)
Surrenders for benefit payments and fees	(4,404)	(268,219)	(8,102)	(294,149)	(11,361)
Other transactions	—	(26)	—	—	—
Death benefits	—	(106,219)	(2,377)	(260,708)	—
Net loan activity	(3)	(13,878)	(94)	6,355	(17)
Cost of insurance and other fees	(6,001)	(519,359)	(34,621)	(263,174)	(18,008)

Net increase (decrease) in net assets resulting from unit transactions	(11,051)	(1,148,967)	(72,357)	(674,682)	(29,593)

Net increase (decrease) in net assets	(12,186)	(579,824)	50,131	(244,267)	(3,570)

Net assets:
Beginning of period	99,964	12,418,577	1,019,073	5,183,729	194,922
End of period	$87,778	$11,838,753	$1,069,204	$4,939,462	$191,352

The accompanying notes are an integral part of these financial statements.
SA-56

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Putnam VT High Yield Fund (Class IA)	Putnam VT Income Fund (Class IA)	Putnam VT International Equity Fund (Class IA)	Putnam VT Emerging Markets Equity Fund (Class IA)	Putnam VT International Value Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$154,142	$117,509	$48,920	$141	$755
Net realized gain (loss) on security transactions	(41,681)	(22,856)	(15,934)	1,305	(1,093)
Net realized gain distributions	—	20,796	—	—	401
Change in unrealized appreciation (depreciation)	30,079	19,393	336,226	11,915	862

Net increase (decrease) in net assets resulting from operations	142,540	134,842	369,212	13,361	925

Unit transactions:
Purchases	45,357	44,353	63,769	—	—
Net transfers	91,130	(53,865)	54,466	(146)	(113)
Surrenders for benefit payments and fees	(33,057)	(197,986)	(76,054)	(759)	(96)
Other transactions	—	—	—	—	—
Death benefits	(13,937)	(2,410)	(12,741)	—	—
Net loan activity	35,023	(83,701)	51,068	(280)	(10)
Cost of insurance and other fees	(161,903)	(140,523)	(147,428)	(3,011)	(2,428)

Net increase (decrease) in net assets resulting from unit transactions	(37,387)	(434,132)	(66,920)	(4,196)	(2,647)

Net increase (decrease) in net assets	105,153	(299,290)	302,292	9,165	(1,722)

Net assets:
Beginning of period	2,769,970	2,378,031	2,873,389	51,332	32,727
End of period	$2,875,123	$2,078,741	$3,175,681	$60,497	$31,005

The accompanying notes are an integral part of these financial statements.
SA-57

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Putnam VT Multi-Cap Core Fund (Class IA)	Putnam VT Government Money Market Fund (Class IA)	Putnam VT Sustainable Leaders Fund (Class IA)	Putnam VT Small Cap Value Fund (Class IB)	Templeton Foreign VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$1,293	$20	$64,156	$5,591	$9,083
Net realized gain (loss) on security transactions	593	—	341,321	(33,696)	(16,016)
Net realized gain distributions	4,402	—	851,702	—	—
Change in unrealized appreciation (depreciation)	13,292	—	1,409,324	53,753	(5,859)

Net increase (decrease) in net assets resulting from operations	19,580	20	2,666,503	25,648	(12,792)

Unit transactions:
Purchases	—	—	250,667	18,941	9,615
Net transfers	—	—	(138,594)	1,213	(37,013)
Surrenders for benefit payments and fees	—	—	(272,617)	(20,950)	(22,650)
Other transactions	—	—	—	—	—
Death benefits	—	—	(212,657)	—	(5,235)
Net loan activity	(5)	(6)	(121)	(29,255)	2,943
Cost of insurance and other fees	(2,103)	(1,224)	(470,843)	(19,179)	(9,701)

Net increase (decrease) in net assets resulting from unit transactions	(2,108)	(1,230)	(844,165)	(49,230)	(62,041)

Net increase (decrease) in net assets	17,472	(1,210)	1,822,338	(23,582)	(74,833)

Net assets:
Beginning of period	113,616	8,288	9,923,786	646,710	340,747
End of period	$131,088	$7,078	$11,746,124	$623,128	$265,914

The accompanying notes are an integral part of these financial statements.
SA-58

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Templeton Global Bond VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)	Morgan Stanley VIF Discovery Portfolio (Class II)	Putnam VT Growth Opportunities Fund (Class IA)	BlackRock S&P 500 Index V.I. Fund (Class I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$140,214	$10,770	$—	$49,701	$304,315
Net realized gain (loss) on security transactions	(33,293)	(6,472)	7,786	699,981	(39,189)
Net realized gain distributions	—	—	56,557	1,098,077	1,112,136
Change in unrealized appreciation (depreciation)	(204,851)	17,095	455,265	4,922,571	1,152,057

Net increase (decrease) in net assets resulting from operations	(97,930)	21,393	519,608	6,770,330	2,529,319

Unit transactions:
Purchases	60,637	20,839	7,963	386,487	438,927
Net transfers	(81,339)	(2,741)	359,269	(31,846)	(4,789,142)
Surrenders for benefit payments and fees	(18,427)	(5,361)	(5,129)	(712,973)	(540,277)
Other transactions	—	—	—	(52)	(59)
Death benefits	(2,572)	(1,303)	—	(388,232)	(305,888)
Net loan activity	3,566	(224)	8,129	(22,567)	28,896
Cost of insurance and other fees	(90,459)	(19,374)	(14,554)	(953,975)	(882,307)

Net increase (decrease) in net assets resulting from unit transactions	(128,594)	(8,164)	355,678	(1,723,158)	(6,049,850)

Net increase (decrease) in net assets	(226,524)	13,229	875,286	5,047,172	(3,520,531)

Net assets:
Beginning of period	1,887,708	399,115	207,395	18,289,975	22,754,282
End of period	$1,661,184	$412,344	$1,082,681	$23,337,147	$19,233,751

The accompanying notes are an integral part of these financial statements.
SA-59

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Fidelity® VIP Equity-Income Portfolio (Service Class 2)	Putnam VT Diversified Income Fund (Class IB)	Putnam VT Equity Income Fund (Class IB)	Putnam VT Global Equity Fund (Class IB)	Putnam VT High Yield Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$10,695	$16,288	$17,716	$46	$45,625
Net realized gain (loss) on security transactions	(3,353)	(4,784)	16,937	3,393	(16,426)
Net realized gain distributions	30,221	—	71,331	233	—
Change in unrealized appreciation (depreciation)	6,273	(15,257)	(56,274)	(1,559)	6,300

Net increase (decrease) in net assets resulting from operations	43,836	(3,753)	49,710	2,113	35,499

Unit transactions:
Purchases	38,633	8,827	42,484	1,404	25,006
Net transfers	(7,014)	(1,625)	19,154	(6,270)	(39,097)
Surrenders for benefit payments and fees	(13,845)	(23,236)	(84,631)	(2,360)	(44,391)
Other transactions	—	—	—	—	—
Death benefits	—	—	(23,903)	—	(1,581)
Net loan activity	(3,436)	(11)	2,385	(144)	13,099
Cost of insurance and other fees	(26,454)	(8,495)	(48,344)	(2,162)	(34,973)

Net increase (decrease) in net assets resulting from unit transactions	(12,116)	(24,540)	(92,855)	(9,532)	(81,937)

Net increase (decrease) in net assets	31,720	(28,293)	(43,145)	(7,419)	(46,438)

Net assets:
Beginning of period	707,178	230,203	1,112,681	30,289	838,290
End of period	$738,898	$201,910	$1,069,536	$22,870	$791,852

The accompanying notes are an integral part of these financial statements.
SA-60

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Putnam VT Income Fund (Class IB)	Putnam VT International Equity Fund (Class IB)	Putnam VT Sustainable Leaders Fund (Class IB)	Putnam VT Growth Opportunities Fund (Class IB)	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)
Operations:
Net investment income (loss)	$37,764	$5,884	$348	$249	$—
Net realized gain (loss) on security transactions	(1,221)	(2,158)	966	40,498	2,800
Net realized gain distributions	7,008	—	7,297	35,177	—
Change in unrealized appreciation (depreciation)	560	43,260	13,242	130,255	79,952

Net increase (decrease) in net assets resulting from operations	44,111	46,986	21,853	206,179	82,752

Unit transactions:
Purchases	41,740	23,437	2,826	15,926	—
Net transfers	(1,195)	(2,413)	4,622	(10,981)	175,104
Surrenders for benefit payments and fees	(1,718)	(3,800)	(2,853)	(10,743)	(1,967)
Other transactions	—	—	—	—	—
Death benefits	(13,177)	(2,518)	—	(66,402)	—
Net loan activity	(999)	454	—	(3,887)	(15)
Cost of insurance and other fees	(35,621)	(14,618)	(3,334)	(30,002)	(10,277)

Net increase (decrease) in net assets resulting from unit transactions	(10,970)	542	1,261	(106,089)	162,845

Net increase (decrease) in net assets	33,141	47,528	23,114	100,090	245,597

Net assets:
Beginning of period	792,039	393,488	78,632	571,708	—
End of period	$825,180	$441,016	$101,746	$671,798	$245,597

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-61

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	AB VPS International Growth Portfolio (Class B)	AB VPS International Value Portfolio (Class B)	AB VPS Small/Mid Cap Value Portfolio (Class B)	American Funds IS Asset Allocation Fund (Class 2)	American Funds IS Blue Chip Income and Growth Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$385	$4,617	$4,383	$180,997	$76,657
Net realized gain (loss) on security transactions	(9,635)	(63,227)	(8,739)	218,406	59,585
Net realized gain distributions	3,428	—	151,378	479,431	300,986
Change in unrealized appreciation (depreciation)	39,685	154,585	121,749	948,525	300,594

Net increase (decrease) in net assets resulting from operations	33,863	95,975	268,771	1,827,359	737,822

Unit transactions:
Purchases	—	—	70,051	260,649	100,050
Net transfers	(1,793)	3	(14,351)	(269,268)	(31,405)
Surrenders for benefit payments and fees	(17,312)	(28,719)	(40,080)	(286,290)	(231,811)
Other transactions	—	—	—	—	—
Death benefits	—	(80,032)	(196,195)	(58,033)	(44,127)
Net loan activity	(908)	(985)	(8,575)	(52,837)	6
Cost of insurance and other fees	(5,120)	(23,203)	(41,058)	(454,791)	(203,179)

Net increase (decrease) in net assets resulting from unit transactions	(25,133)	(132,936)	(230,208)	(860,570)	(410,466)

Net increase (decrease) in net assets	8,730	(36,961)	38,563	966,789	327,356

Net assets:
Beginning of period	142,074	633,563	1,410,270	9,070,824	3,652,909
End of period	$150,804	$596,602	$1,448,833	$10,037,613	$3,980,265

The accompanying notes are an integral part of these financial statements.
SA-62

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	American Funds IS Bond Fund (Class 2)	American Funds IS Global Growth Fund (Class 2)	American Funds IS Global Small Capitalization Fund (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$111,993	$73,297	$5,112	$136,133	$294,780
Net realized gain (loss) on security transactions	(5,965)	125,616	101,100	876,908	260,297
Net realized gain distributions	—	357,981	204,250	2,056,426	1,777,748
Change in unrealized appreciation (depreciation)	280,735	1,382,165	563,290	2,051,051	1,718,503

Net increase (decrease) in net assets resulting from operations	386,763	1,939,059	873,752	5,120,518	4,051,328

Unit transactions:
Purchases	172,840	194,299	118,166	561,549	453,035
Net transfers	(80,724)	(73,979)	(74,640)	(2,041,364)	(91,458)
Surrenders for benefit payments and fees	(128,332)	(164,822)	(250,468)	(648,907)	(641,294)
Other transactions	—	53	104	(469)	213
Death benefits	(39,200)	(81,601)	(24,163)	(558,065)	(147,306)
Net loan activity	2,898	(4,008)	6,961	(32,141)	37,414
Cost of insurance and other fees	(243,332)	(289,182)	(142,091)	(897,504)	(846,121)

Net increase (decrease) in net assets resulting from unit transactions	(315,850)	(419,240)	(366,131)	(3,616,901)	(1,235,517)

Net increase (decrease) in net assets	70,913	1,519,819	507,621	1,503,617	2,815,811

Net assets:
Beginning of period	4,236,263	5,697,302	2,980,681	17,733,570	16,037,196
End of period	$4,307,176	$7,217,121	$3,488,302	$19,237,187	$18,853,007

The accompanying notes are an integral part of these financial statements.
SA-63

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	American Funds IS International Fund (Class 2)	American Funds IS New World Fund (Class 2)	Fidelity® VIP Equity-Income Portfolio (Initial Class)	Fidelity® VIP Asset Manager Portfolio (Initial Class)	Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$123,047	$32,006	$193,356	$5,382	$2,733
Net realized gain (loss) on security transactions	146,880	65,065	53,300	(7,763)	102
Net realized gain distributions	219,294	125,679	631,220	15,577	5,849
Change in unrealized appreciation (depreciation)	1,260,355	616,689	1,464,485	45,435	11,873

Net increase (decrease) in net assets resulting from operations	1,749,576	839,439	2,342,361	58,631	20,557

Unit transactions:
Purchases	325,137	146,296	264,218	—	5,009
Net transfers	(20,002)	(53,757)	(195,148)	(32,204)	—
Surrenders for benefit payments and fees	(307,315)	(270,228)	(417,089)	(52,535)	—
Other transactions	—	—	42	—	—
Death benefits	(252,387)	(28,514)	(239,608)	—	—
Net loan activity	(12,181)	7,392	(21,639)	(28)	—
Cost of insurance and other fees	(386,594)	(124,707)	(535,710)	(22,036)	(4,572)

Net increase (decrease) in net assets resulting from unit transactions	(653,342)	(323,518)	(1,144,934)	(106,803)	437

Net increase (decrease) in net assets	1,096,234	515,921	1,197,427	(48,172)	20,994

Net assets:
Beginning of period	7,879,644	3,114,488	8,966,921	363,255	130,945
End of period	$8,975,878	$3,630,409	$10,164,348	$315,083	$151,939

The accompanying notes are an integral part of these financial statements.
SA-64

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	Fidelity® VIP Government Money Market Portfolio (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$32,915	$8,660	$67,932	$9,173	$22,503
Net realized gain (loss) on security transactions	1,371	2,595	—	280,124	(24,013)
Net realized gain distributions	56,480	15,120	—	630,676	497,597
Change in unrealized appreciation (depreciation)	112,050	70,280	—	495,196	368,926

Net increase (decrease) in net assets resulting from operations	202,816	96,655	67,932	1,415,169	865,013

Unit transactions:
Purchases	2,189	16,974	714,465	174,282	85,278
Net transfers	839,903	54,819	1,822,003	(1,702,003)	(1,350,443)
Surrenders for benefit payments and fees	—	(16,458)	(1,418,906)	(180,352)	(62,158)
Other transactions	—	—	—	—	—
Death benefits	—	—	(49,302)	(335,346)	(187,297)
Net loan activity	(17)	28	22,908	(11,785)	42,199
Cost of insurance and other fees	(34,241)	(12,715)	(441,965)	(175,579)	(146,604)

Net increase (decrease) in net assets resulting from unit transactions	807,834	42,648	649,203	(2,230,783)	(1,619,025)

Net increase (decrease) in net assets	1,010,650	139,303	717,135	(815,614)	(754,012)

Net assets:
Beginning of period	906,448	386,099	3,015,237	4,858,529	3,994,632
End of period	$1,917,098	$525,402	$3,732,372	$4,042,915	$3,240,620

The accompanying notes are an integral part of these financial statements.
SA-65

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	Fidelity® VIP Overseas Portfolio (Initial Class)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Global Discovery VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)	Franklin Small Cap Value VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$5,721	$145,146	$30,671	$59,025	$41,569
Net realized gain (loss) on security transactions	8,736	(13,182)	(70,502)	40,751	(52,783)
Net realized gain distributions	12,837	43,869	192,665	315,610	662,225
Change in unrealized appreciation (depreciation)	56,265	201,776	289,266	288,398	251,725

Net increase (decrease) in net assets resulting from operations	83,559	377,609	442,100	703,784	902,736

Unit transactions:
Purchases	—	92,111	42,695	—	135,311
Net transfers	(8,441)	70,815	(21,033)	(68,479)	(137,765)
Surrenders for benefit payments and fees	(23,703)	(93,805)	(213,203)	(94,735)	(91,082)
Other transactions	25	—	—	—	—
Death benefits	(3,094)	(318,591)	(250,677)	(338,795)	(19,864)
Net loan activity	(599)	(820)	(1,937)	(78,653)	(86,697)
Cost of insurance and other fees	(15,331)	(109,792)	(67,859)	(142,472)	(176,373)

Net increase (decrease) in net assets resulting from unit transactions	(51,143)	(360,082)	(512,014)	(723,134)	(376,470)

Net increase (decrease) in net assets	32,416	17,527	(69,914)	(19,350)	526,266

Net assets:
Beginning of period	323,176	2,443,907	2,069,066	3,367,600	3,589,919
End of period	$355,592	$2,461,434	$1,999,152	$3,348,250	$4,116,185

The accompanying notes are an integral part of these financial statements.
SA-66

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	Franklin Strategic Income VIP Fund (Class 1)	Putnam VT George Putnam Balanced Fund (Class IA)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$62,514	$1,415	$277,138	$616,944	$20,828
Net realized gain (loss) on security transactions	(6,510)	1,766	598,208	394,322	10,705
Net realized gain distributions	—	4,077	1,257,729	5,708,615	267,031
Change in unrealized appreciation (depreciation)	38,333	12,282	974,900	7,432,174	380,161

Net increase (decrease) in net assets resulting from operations	94,337	19,540	3,107,975	14,152,055	678,725

Unit transactions:
Purchases	43,859	—	532,384	970,377	71,387
Net transfers	(19,177)	—	(557,917)	73,150	158,248
Surrenders for benefit payments and fees	(21,035)	(5,113)	(667,077)	(2,119,997)	(107,437)
Other transactions	—	—	—	(170)	—
Death benefits	(8,543)	—	(697,368)	(2,859,220)	(237,887)
Net loan activity	752	(98)	(30,459)	(15,090)	(9,288)
Cost of insurance and other fees	(44,907)	(5,983)	(1,030,538)	(2,485,357)	(153,621)

Net increase (decrease) in net assets resulting from unit transactions	(49,051)	(11,194)	(2,450,975)	(6,436,307)	(278,598)

Net increase (decrease) in net assets	45,286	8,346	657,000	7,715,748	400,127

Net assets:
Beginning of period	1,149,175	85,950	14,648,911	47,333,222	2,100,472
End of period	$1,194,461	$94,296	$15,305,911	$55,048,970	$2,500,599

The accompanying notes are an integral part of these financial statements.
SA-67

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	Hartford Dividend and Growth HLS Fund (Class IA)	Hartford Global Growth HLS Fund (Class IA)	Hartford Growth Opportunities HLS Fund (Class IA)	Hartford High Yield HLS Fund (Class IA)	Hartford International Opportunities HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$344,818	$5,039	$—	$44,073	$154,069
Net realized gain (loss) on security transactions	134,433	(573)	70,091	(1,541)	138,428
Net realized gain distributions	2,150,667	177,681	693,786	—	314,943
Change in unrealized appreciation (depreciation)	1,935,862	163,991	158,850	49,580	1,280,145

Net increase (decrease) in net assets resulting from operations	4,565,780	346,138	922,727	92,112	1,887,585

Unit transactions:
Purchases	488,436	3,546	84,724	31,548	222,752
Net transfers	(53,223)	20,832	63,345	38,674	24,978
Surrenders for benefit payments and fees	(939,044)	(2,858)	(131,110)	(2,681)	(324,101)
Other transactions	(50)	—	—	—	(187)
Death benefits	(693,805)	—	(150,248)	—	(205,856)
Net loan activity	154,669	(171)	(19,254)	(664)	(31,512)
Cost of insurance and other fees	(1,007,965)	(14,876)	(131,694)	(29,183)	(375,584)

Net increase (decrease) in net assets resulting from unit transactions	(2,050,982)	6,473	(284,237)	37,694	(689,510)

Net increase (decrease) in net assets	2,514,798	352,611	638,490	129,806	1,198,075

Net assets:
Beginning of period	16,747,307	1,061,412	3,032,566	599,398	7,367,685
End of period	$19,262,105	$1,414,023	$3,671,056	$729,204	$8,565,760

The accompanying notes are an integral part of these financial statements.
SA-68

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	Hartford MidCap HLS Fund (Class IA)	Hartford MidCap Value HLS Fund (Class IA)	Hartford Small Company HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$18,982	$14,762	$—	$375,612	$570,279
Net realized gain (loss) on security transactions	318,636	(13,262)	123,962	1,277,608	59,309
Net realized gain distributions	1,569,054	179,218	1,013,269	1,945,543	—
Change in unrealized appreciation (depreciation)	1,032,816	198,781	594,708	2,542,689	843,218

Net increase (decrease) in net assets resulting from operations	2,939,488	379,499	1,731,939	6,141,452	1,472,806

Unit transactions:
Purchases	160,873	46,510	130,377	549,191	640,626
Net transfers	(109,972)	(43,636)	(175,299)	(205,103)	3,179
Surrenders for benefit payments and fees	(419,883)	(26,452)	(253,887)	(891,738)	(544,290)
Other transactions	25	—	(29)	(36)	(259)
Death benefits	(164,549)	—	(133,682)	(511,414)	(608,500)
Net loan activity	(20,036)	2,040	(10,498)	50,831	(28,518)
Cost of insurance and other fees	(450,073)	(81,341)	(292,296)	(1,244,230)	(836,877)

Net increase (decrease) in net assets resulting from unit transactions	(1,003,615)	(102,879)	(735,314)	(2,252,499)	(1,374,639)

Net increase (decrease) in net assets	1,935,873	276,620	996,625	3,888,953	98,167

Net assets:
Beginning of period	9,225,132	1,255,611	4,853,671	20,389,562	14,416,340
End of period	$11,161,005	$1,532,231	$5,850,296	$24,278,515	$14,514,507

The accompanying notes are an integral part of these financial statements.
SA-69

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	Hartford U.S. Government Securities HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)	Hartford Value HLS Fund (Class IA)	Invesco V.I. American Franchise Fund (Series I)	Invesco V.I. American Value Fund (Series II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$58,001	$142,318	$42,045	$—	$1,265
Net realized gain (loss) on security transactions	(7,026)	27,800	28,513	11,195	(9,149)
Net realized gain distributions	—	—	214,145	28,316	22,487
Change in unrealized appreciation (depreciation)	65,553	43,919	230,925	24,573	43,766

Net increase (decrease) in net assets resulting from operations	116,528	214,037	515,628	64,084	58,369

Unit transactions:
Purchases	65,457	867,470	69,445	8,406	11,988
Net transfers	15,988	87,241	(23,494)	637	(1,408)
Surrenders for benefit payments and fees	(79,438)	(281,250)	(80,480)	(34,629)	(4,582)
Other transactions	—	243	—	—	—
Death benefits	(45,805)	(146,953)	(88,199)	—	—
Net loan activity	(5,209)	20,540	(21,451)	(1,548)	(1,025)
Cost of insurance and other fees	(155,563)	(1,053,237)	(87,747)	(11,404)	(8,967)

Net increase (decrease) in net assets resulting from unit transactions	(204,570)	(505,946)	(231,926)	(38,538)	(3,994)

Net increase (decrease) in net assets	(88,042)	(291,909)	283,702	25,546	54,375

Net assets:
Beginning of period	2,260,494	7,743,430	1,962,008	192,425	242,923
End of period	$2,172,452	$7,451,521	$2,245,710	$217,971	$297,298

The accompanying notes are an integral part of these financial statements.
SA-70

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	Invesco V.I. Balanced-Risk Allocation Fund (Series I)	Invesco V.I. Comstock Fund (Series II)	Invesco V.I. Core Equity Fund (Series I)	Invesco V.I. International Growth Fund (Series I)	Invesco V.I. Mid Cap Core Equity Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$—	$12,172	$1,177	$4,582	$4,890
Net realized gain (loss) on security transactions	(5,645)	4,108	3,063	3,689	(17,063)
Net realized gain distributions	—	92,942	14,300	18,510	107,240
Change in unrealized appreciation (depreciation)	84,682	46,449	14,909	43,511	155,565

Net increase (decrease) in net assets resulting from operations	79,037	155,671	33,449	70,292	250,632

Unit transactions:
Purchases	6,639	34,523	—	6,009	—
Net transfers	2,569	(403)	—	5,275	—
Surrenders for benefit payments and fees	(24,122)	(9,640)	(25,445)	(4,124)	(121,641)
Other transactions	—	—	—	—	—
Death benefits	(23,149)	(15,042)	—	(1,175)	(192,454)
Net loan activity	(91)	(706)	(531)	14	(5,653)
Cost of insurance and other fees	(12,545)	(30,125)	(6,818)	(11,145)	(42,504)

Net increase (decrease) in net assets resulting from unit transactions	(50,699)	(21,393)	(32,794)	(5,146)	(362,252)

Net increase (decrease) in net assets	28,338	134,278	655	65,146	(111,620)

Net assets:
Beginning of period	538,730	630,377	131,571	247,089	1,156,147
End of period	$567,068	$764,655	$132,226	$312,235	$1,044,527

The accompanying notes are an integral part of these financial statements.
SA-71

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	Invesco V.I. Mid Cap Growth Fund (Series I)	Invesco V.I. Small Cap Equity Fund (Series I)	Lord Abbett Bond Debenture Portfolio (Class VC)	Lord Abbett Dividend Growth Portfolio (Class VC)	Lord Abbett Growth and Income Portfolio (Class VC)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$—	$—	$23,313	$24,377	$12,807
Net realized gain (loss) on security transactions	2,590	(1,347)	319	834	3,694
Net realized gain distributions	35,017	76,259	—	80,407	51,726
Change in unrealized appreciation (depreciation)	29,110	68,001	52,907	250,724	84,064

Net increase (decrease) in net assets resulting from operations	66,717	142,913	76,539	356,342	152,291

Unit transactions:
Purchases	9,006	8,629	11,058	32,415	20,059
Net transfers	(11)	(8,657)	8,021	(60,752)	(314)
Surrenders for benefit payments and fees	(54,693)	(1,862)	(6,244)	(30,692)	(9,835)
Other transactions	—	—	—	—	—
Death benefits	—	—	(35,794)	(4,430)	—
Net loan activity	1,833	(158)	(1,361)	(4,621)	(2,466)
Cost of insurance and other fees	(13,988)	(17,147)	(36,444)	(64,750)	(31,172)

Net increase (decrease) in net assets resulting from unit transactions	(57,853)	(19,195)	(60,764)	(132,830)	(23,728)

Net increase (decrease) in net assets	8,864	123,718	15,775	223,512	128,563

Net assets:
Beginning of period	217,986	544,188	594,973	1,422,775	685,810
End of period	$226,850	$667,906	$610,748	$1,646,287	$814,373

The accompanying notes are an integral part of these financial statements.
SA-72

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	MFS® Investors Trust Series (Initial Class)	MFS® New Discovery Series (Initial Class)	MFS® Total Return Bond Series (Initial Class)	MFS® Total Return Series (Initial Class)	MFS® Value Series (Initial Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$1,211	$—	$48,629	$71,043	$15,589
Net realized gain (loss) on security transactions	1,845	4,632	(1,636)	24,412	19,508
Net realized gain distributions	10,298	112,853	—	80,863	32,810
Change in unrealized appreciation (depreciation)	34,233	88,944	92,182	380,845	129,070

Net increase (decrease) in net assets resulting from operations	47,587	206,429	139,175	557,163	196,977

Unit transactions:
Purchases	3,358	23,133	36,097	82,453	12,933
Net transfers	11,613	13,098	42,770	(6,260)	(21,189)
Surrenders for benefit payments and fees	—	(7,776)	(68,133)	(62,625)	(14,590)
Other transactions	—	—	—	—	—
Death benefits	—	—	(84,152)	—	(74,305)
Net loan activity	—	(1,826)	(1,927)	754	643
Cost of insurance and other fees	(8,744)	(19,646)	(71,274)	(171,632)	(28,032)

Net increase (decrease) in net assets resulting from unit transactions	6,227	6,983	(146,619)	(157,310)	(124,540)

Net increase (decrease) in net assets	53,814	213,412	(7,444)	399,853	72,437

Net assets:
Beginning of period	149,358	495,022	1,458,176	2,794,833	706,969
End of period	$203,172	$708,434	$1,450,732	$3,194,686	$779,406

The accompanying notes are an integral part of these financial statements.
SA-73

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	Invesco Oppenheimer V.I. Capital Appreciation Fund (Series II)	Invesco Oppenheimer V.I. Global Fund (Series II)	Invesco Oppenheimer V.I. Main Street Fund® (Series II)	Invesco Oppenheimer V.I. Main Street Small Cap Fund® (Series II)	Putnam VT Small Cap Growth Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$—	$11,024	$1,554	$—	$—
Net realized gain (loss) on security transactions	3,632	27,540	1,002	(1,275)	(5,735)
Net realized gain distributions	26,804	248,955	30,831	13,523	86,593
Change in unrealized appreciation (depreciation)	52,589	166,734	20,196	23,446	141,997

Net increase (decrease) in net assets resulting from operations	83,025	454,253	53,583	35,694	222,855

Unit transactions:
Purchases	—	59,020	8,096	3,681	5,381
Net transfers	—	(76,223)	30,026	38,416	(8,137)
Surrenders for benefit payments and fees	(4,432)	(4,765)	(5,926)	(15,840)	(27,251)
Other transactions	—	—	—	—	—
Death benefits	—	(100,921)	—	(1,305)	(5,764)
Net loan activity	(68)	41,817	(3,004)	(10)	(532)
Cost of insurance and other fees	(15,789)	(55,431)	(7,152)	(8,687)	(27,025)

Net increase (decrease) in net assets resulting from unit transactions	(20,289)	(136,503)	22,040	16,255	(63,328)

Net increase (decrease) in net assets	62,736	317,750	75,623	51,949	159,527

Net assets:
Beginning of period	237,485	1,474,234	167,048	121,174	612,795
End of period	$300,221	$1,791,984	$242,671	$173,123	$772,322

The accompanying notes are an integral part of these financial statements.
SA-74

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	Putnam VT Diversified Income Fund (Class IA)	Putnam VT Equity Income Fund (Class IA)	Putnam VT Global Asset Allocation Fund (Class IA)	Putnam VT Global Equity Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$3,535	$269,873	$17,075	$238	$502
Net realized gain (loss) on security transactions	(3,478)	72,042	4,128	89,448	3,813
Net realized gain distributions	—	1,022,177	30,402	380,592	9,245
Change in unrealized appreciation (depreciation)	10,737	1,770,239	104,473	641,000	35,390

Net increase (decrease) in net assets resulting from operations	10,794	3,134,331	156,078	1,111,278	48,950

Unit transactions:
Purchases	—	—	—	129,488	—
Net transfers	—	(74,686)	(1,700)	322,656	—
Surrenders for benefit payments and fees	(803)	(325,859)	(10,537)	(163,735)	(31,060)
Other transactions	—	—	—	—	—
Death benefits	—	(443,286)	—	(39,525)	—
Net loan activity	(4)	(154,682)	(99)	(21,565)	(17)
Cost of insurance and other fees	(6,399)	(585,255)	(34,704)	(280,482)	(15,707)

Net increase (decrease) in net assets resulting from unit transactions	(7,206)	(1,583,768)	(47,040)	(53,163)	(46,784)

Net increase (decrease) in net assets	3,588	1,550,563	109,038	1,058,115	2,166

Net assets:
Beginning of period	96,376	10,868,014	910,035	4,125,614	192,756
End of period	$99,964	$12,418,577	$1,019,073	$5,183,729	$194,922

The accompanying notes are an integral part of these financial statements.
SA-75

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	Putnam VT High Yield Fund (Class IA)	Putnam VT Income Fund (Class IA)	Putnam VT International Equity Fund (Class IA)	Putnam VT Emerging Markets Equity Fund (Class IA)	Putnam VT International Value Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$168,611	$82,526	$46,526	$—	$910
Net realized gain (loss) on security transactions	(77,297)	(29,794)	(72,818)	798	(808)
Net realized gain distributions	—	16,846	4,963	5,543	1,728
Change in unrealized appreciation (depreciation)	284,602	208,990	650,955	4,359	3,964

Net increase (decrease) in net assets resulting from operations	375,916	278,568	629,626	10,700	5,794

Unit transactions:
Purchases	66,766	49,468	68,949	—	—
Net transfers	(111)	3,646	47,951	—	—
Surrenders for benefit payments and fees	(195,152)	(174,111)	(249,008)	—	—
Other transactions	—	—	—	—	—
Death benefits	(11,639)	(24,560)	(101,230)	—	—
Net loan activity	50,488	(2,703)	(11,491)	(7)	(13)
Cost of insurance and other fees	(180,784)	(139,892)	(164,312)	(3,007)	(2,516)

Net increase (decrease) in net assets resulting from unit transactions	(270,432)	(288,152)	(409,141)	(3,014)	(2,529)

Net increase (decrease) in net assets	105,484	(9,584)	220,485	7,686	3,265

Net assets:
Beginning of period	2,664,486	2,387,615	2,652,904	43,646	29,462
End of period	$2,769,970	$2,378,031	$2,873,389	$51,332	$32,727

The accompanying notes are an integral part of these financial statements.
SA-76

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	Putnam VT Multi-Cap Core Fund (Class IA)	Putnam VT Government Money Market Fund (Class IA)	Putnam VT Sustainable Leaders Fund (Class IA)	Putnam VT Small Cap Value Fund (Class IB)	Templeton Foreign VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$1,584	$162	$63,183	$3,875	$6,765
Net realized gain (loss) on security transactions	5,970	—	335,798	(20,288)	(7,553)
Net realized gain distributions	11,983	—	1,285,930	62,477	4,038
Change in unrealized appreciation (depreciation)	10,618	—	1,129,540	81,619	38,749

Net increase (decrease) in net assets resulting from operations	30,155	162	2,814,451	127,683	41,999

Unit transactions:
Purchases	—	—	253,583	26,401	9,480
Net transfers	—	—	(43,405)	(1,512)	(74,906)
Surrenders for benefit payments and fees	(20,794)	—	(443,644)	(19,247)	(1,946)
Other transactions	—	—	—	—	—
Death benefits	—	(193)	(79,772)	—	—
Net loan activity	(9)	(2)	(4,974)	1,532	16,236
Cost of insurance and other fees	(2,501)	(1,370)	(484,776)	(23,164)	(12,687)

Net increase (decrease) in net assets resulting from unit transactions	(23,304)	(1,565)	(802,988)	(15,990)	(63,823)

Net increase (decrease) in net assets	6,851	(1,403)	2,011,463	111,693	(21,824)

Net assets:
Beginning of period	106,765	9,691	7,912,323	535,017	362,571
End of period	$113,616	$8,288	$9,923,786	$646,710	$340,747

The accompanying notes are an integral part of these financial statements.
SA-77

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	Templeton Global Bond VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)	Morgan Stanley VIF Discovery Portfolio (Class II)	Putnam VT Growth Opportunities Fund (Class IA)	BlackRock S&P 500 Index V.I. Fund (Class I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$137,445	$10,387	$—	$65,861	$458,758
Net realized gain (loss) on security transactions	(9,683)	(4,202)	8,837	698,772	72,002
Net realized gain distributions	—	71,357	26,086	2,381,984	1,163,764
Change in unrealized appreciation (depreciation)	(85,635)	(24,740)	24,873	2,377,499	2,910,753

Net increase (decrease) in net assets resulting from operations	42,127	52,802	59,796	5,524,116	4,605,277

Unit transactions:
Purchases	67,038	23,580	5,805	404,004	421,617
Net transfers	(124,763)	(2,372)	8,855	(394,982)	4,862,208
Surrenders for benefit payments and fees	(86,070)	(8,707)	(17,493)	(737,722)	(369,562)
Other transactions	—	—	—	56	—
Death benefits	(25,985)	—	—	(1,035,710)	(256,995)
Net loan activity	4,747	(1,063)	752	(116,734)	(68,221)
Cost of insurance and other fees	(94,172)	(18,077)	(7,841)	(952,093)	(871,143)

Net increase (decrease) in net assets resulting from unit transactions	(259,205)	(6,639)	(9,922)	(2,833,181)	3,717,904

Net increase (decrease) in net assets	(217,078)	46,163	49,874	2,690,935	8,323,181

Net assets:
Beginning of period	2,104,786	352,952	157,521	15,599,040	14,431,101
End of period	$1,887,708	$399,115	$207,395	$18,289,975	$22,754,282

The accompanying notes are an integral part of these financial statements.
SA-78

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	Fidelity® VIP Equity-Income Portfolio (Service Class 2)	Putnam VT Diversified Income Fund (Class IB)	Putnam VT Equity Income Fund (Class IB)	Putnam VT Global Equity Fund (Class IB)	Putnam VT High Yield Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$12,275	$7,399	$22,050	$—	$46,121
Net realized gain (loss) on security transactions	(2,513)	(909)	59,275	3,266	(2,544)
Net realized gain distributions	46,809	—	94,233	2,781	—
Change in unrealized appreciation (depreciation)	110,158	17,193	117,737	1,396	61,989

Net increase (decrease) in net assets resulting from operations	166,729	23,683	293,295	7,443	105,566

Unit transactions:
Purchases	38,237	10,354	42,095	1,775	36,149
Net transfers	3,037	1,271	(31,127)	—	1,877
Surrenders for benefit payments and fees	(73,962)	(8,172)	(177,787)	(8,854)	(6,024)
Other transactions	—	—	—	—	—
Death benefits	(30,096)	(3,770)	(53,827)	—	—
Net loan activity	(9,494)	(12)	(5,015)	(152)	6,433
Cost of insurance and other fees	(31,587)	(8,587)	(53,904)	(2,101)	(36,724)

Net increase (decrease) in net assets resulting from unit transactions	(103,865)	(8,916)	(279,565)	(9,332)	1,711

Net increase (decrease) in net assets	62,864	14,767	13,730	(1,889)	107,277

Net assets:
Beginning of period	644,314	215,436	1,098,951	32,178	731,013
End of period	$707,178	$230,203	$1,112,681	$30,289	$838,290

The accompanying notes are an integral part of these financial statements.
SA-79

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	Putnam VT Income Fund (Class IB)	Putnam VT International Equity Fund (Class IB)	Putnam VT Sustainable Leaders Fund (Class IB)	Putnam VT Growth Opportunities Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$24,359	$5,015	$311	$735
Net realized gain (loss) on security transactions	(1,314)	(1,550)	568	33,598
Net realized gain distributions	5,360	644	9,870	74,456
Change in unrealized appreciation (depreciation)	57,897	77,309	10,342	66,501

Net increase (decrease) in net assets resulting from operations	86,302	81,418	21,091	175,290

Unit transactions:
Purchases	46,677	25,549	2,625	15,598
Net transfers	(467)	(2,099)	—	(3,380)
Surrenders for benefit payments and fees	(29,086)	(18,544)	—	(49,675)
Other transactions	—	—	—	—
Death benefits	—	—	—	(67,884)
Net loan activity	(476)	30	(1)	1,611
Cost of insurance and other fees	(33,933)	(16,225)	(2,983)	(27,903)

Net increase (decrease) in net assets resulting from unit transactions	(17,285)	(11,289)	(359)	(131,633)

Net increase (decrease) in net assets	69,017	70,129	20,732	43,657

Net assets:
Beginning of period	723,022	323,359	57,900	528,051
End of period	$792,039	$393,488	$78,632	$571,708

The accompanying notes are an integral part of these financial statements.
SA-80

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
1.Organization:

Separate Account VL I (the “Account”) is a separate investment account established by Talcott Resolution Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

The Sponsor Company is owned by Talcott Resolution Life, Inc., wholly owned by Hopmeadow Acquisition, Inc., owned by Hopmeadow Holdings, LP, ultimately owned by Hopmeadow Holdings GP LLC. Hopmeadow Holdings GP LLC is funded by a group of investors led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook, J. Safra Group and Hartford Holdings, Inc.

In 2020, the Account was comprised of the following Sub-Accounts:

AB VPS International Growth Portfolio (Class B)	Hartford International Opportunities HLS Fund (Class IA)
AB VPS International Value Portfolio (Class B)	Hartford MidCap HLS Fund (Class IA)
AB VPS Small/Mid Cap Value Portfolio (Class B)	Hartford MidCap Value HLS Fund (Class IA)
American Funds IS Asset Allocation Fund (Class 2)	(merged September 18, 2020)
American Funds IS Blue Chip Income and Growth Fund (Class 2)	Hartford Small Company HLS Fund (Class IA)
American Funds IS Bond Fund (Class 2)	Hartford Stock HLS Fund (Class IA)
American Funds IS Global Growth Fund (Class 2)	Hartford Total Return Bond HLS Fund (Class IA)
American Funds IS Global Small Capitalization Fund (Class 2)	Hartford U.S. Government Securities HLS Fund (Class IA)
American Funds IS Growth Fund (Class 2)	(merged September 25, 2020)
American Funds IS Growth-Income Fund (Class 2)	Hartford Ultrashort Bond HLS Fund (Class IA)
American Funds IS International Fund (Class 2)	Hartford Value HLS Fund (Class IA) (merged September 18, 2020)
American Funds IS New World Fund (Class 2)	Invesco V.I. American Franchise Fund (Series I)
Fidelity® VIP Equity-Income Portfolio (Initial Class)	Invesco V.I. American Value Fund (Series II)
Fidelity® VIP Asset Manager Portfolio (Initial Class)	Invesco V.I. Balanced-Risk Allocation Fund (Series I)
Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)	Invesco V.I. Comstock Fund (Series II)
Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	Invesco V.I. Core Equity Fund (Series I)
Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	Invesco V.I. International Growth Fund (Series I)
Fidelity® VIP Government Money Market Portfolio (Service Class)	Invesco V.I. Mid Cap Core Equity Fund (Series I)
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Invesco V.I. Mid Cap Growth Fund (Series I)
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	(merged April 30, 2020)
Fidelity® VIP Overseas Portfolio (Initial Class)	Invesco V.I. Small Cap Equity Fund (Series I)
Franklin Income VIP Fund (Class 2)	Lord Abbett Bond Debenture Portfolio (Class VC)
Franklin Mutual Global Discovery VIP Fund (Class 2)	Lord Abbett Dividend Growth Portfolio (Class VC)
Franklin Mutual Shares VIP Fund (Class 2)	(formerly Lord Abbett Calibrated Dividend Growth
Franklin Small Cap Value VIP Fund (Class 2)	Portfolio (Class VC))
Franklin Strategic Income VIP Fund (Class 1)	Lord Abbett Growth and Income Portfolio (Class VC)
Putnam VT George Putnam Balanced Fund (Class IA)	MFS® Investors Trust Series (Initial Class)
Hartford Balanced HLS Fund (Class IA)	MFS® New Discovery Series (Initial Class)
Hartford Capital Appreciation HLS Fund (Class IA)	MFS® Total Return Bond Series (Initial Class)
Hartford Disciplined Equity HLS Fund (Class IA)	MFS® Total Return Series (Initial Class)
Hartford Dividend and Growth HLS Fund (Class IA)	MFS® Value Series (Initial Class)
Hartford Global Growth HLS Fund (Class IA)	Invesco Oppenheimer V.I. Capital Appreciation Fund (Series II)
(merged September 18, 2020)	Invesco Oppenheimer V.I. Global Fund (Series II)
Hartford Growth Opportunities HLS Fund (Class IA)	Invesco Oppenheimer V.I. Main Street Fund® (Series II)
(merged September 18, 2020)	Invesco Oppenheimer V.I. Main Street Small Cap Fund® (Series II)
Hartford High Yield HLS Fund (Class IA)	Putnam VT Small Cap Growth Fund (Class IB)
(merged September 25, 2020)	Putnam VT Diversified Income Fund (Class IA)

SA-81

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
1.Organization (continued):

Putnam VT Equity Income Fund (Class IA)	Templeton Growth VIP Fund (Class 2)
Putnam VT Global Asset Allocation Fund (Class IA)	Morgan Stanley VIF Discovery Portfolio (Class II)
Putnam VT Global Equity Fund (Class IA)	Putnam VT Growth Opportunities Fund (Class IA)
Putnam VT Global Health Care Fund (Class IA)	BlackRock S&P 500 Index V.I. Fund (Class I)
Putnam VT High Yield Fund (Class IA)	Fidelity® VIP Equity-Income Portfolio (Service Class 2)
Putnam VT Income Fund (Class IA)	Putnam VT Diversified Income Fund (Class IB)
Putnam VT International Equity Fund (Class IA)	Putnam VT Equity Income Fund (Class IB)
Putnam VT Emerging Markets Equity Fund (Class IA) (formerly	Putnam VT Global Equity Fund (Class IB)
Putnam VT International Growth Fund (Class IA))	Putnam VT High Yield Fund (Class IB)
Putnam VT International Value Fund (Class IA)	Putnam VT Income Fund (Class IB)
Putnam VT Multi-Cap Core Fund (Class IA)	Putnam VT International Equity Fund (Class IB)
Putnam VT Government Money Market Fund (Class IA)	Putnam VT Sustainable Leaders Fund (Class IB)
Putnam VT Sustainable Leaders Fund (Class IA)	Putnam VT Growth Opportunities Fund (Class IB)
Putnam VT Small Cap Value Fund (Class IB)	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund
Templeton Foreign VIP Fund (Class 2)	(Series I) (available April 30, 2020)
Templeton Global Bond VIP Fund (Class 2)

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. The Account may invest in one or more share classes of a fund. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a fund is subject to a merger by the fund manager, the Sub-Account invested in the surviving fund acquires the net assets of the Sub-Account associated with the merging fund on the date disclosed. These amounts are recorded at fair value and are reflected in the Statements of Changes in Net Assets as a net transfer and purchases and sales in Note 4. For the period ended December 31, 2020, the following transfers due to fund mergers were as follows:

Merger Date	Merged Sub-Account	Surviving Sub-Account	Assets Received
April 30, 2020	Invesco V.I. Mid Cap Growth Fund (Series I)	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I)	$179,743
September 18, 2020	Hartford Global Growth HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	$265,026
September 18, 2020	Hartford Growth Opportunities HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	$4,755,215
September 18, 2020	Hartford MidCap Value HLS Fund (Class IA)	Hartford MidCap HLS Fund (Class IA)	$1,191,491
September 18, 2020	Hartford Value HLS Fund (Class IA)	Hartford Dividend and Growth HLS Fund (Class IA)	$1,913,138
September 25, 2020	Hartford High Yield HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)	$769,217
September 25, 2020	Hartford U.S. Government Securities HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)	$2,387,386

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

SA-82

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
2.Significant Accounting Policies:
The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946-Investment Companies, which is part of accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The following is a summary of significant accounting policies of the Account, which are in accordance with U.S. GAAP:

a)    Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date depending on the Funds and are reinvested in additional shares of the Funds. Net realized gain distributions are accrued as of the ex-dividend date and are reinvested in additional shares of the Funds. Net realized gain distributions represent those dividends from the Funds, which are characterized as capital gains under tax regulations.

b)    Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c)    Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d)    Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e)    Mortality Risk - The mortality risk is fully borne by the Sponsor Company. In the event of a death, any contractual payments due in excess of the contract owner account value are the obligation of the Sponsor Company. The transfer of the existing contract owner account value is included in Death Benefits on the accompanying Statements of Changes in Net Assets.

f)    Fair Value Measurements - The Sub-Accounts’ investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2020 closing net asset value as determined by the appropriate fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account can access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

SA-83

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
2.Significant Accounting Policies (continued):
In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2020, the Sub-Accounts invest in mutual funds that are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts.

g)    Accounting for Uncertain Tax Positions - The federal audits have been completed through 2013, the statute of limitations is closed through the 2016 tax year and the Sponsor Company is not currently under examination for any open years. Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2020.

h)    Novel Coronavirus - The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy are affecting companies across all industries. Worldwide health emergency measures to combat the spread of the virus have caused severe disruption resulting in an economic slowdown. The duration and impact of the COVID-19 public health crises on the financial markets and overall economy are uncertain, as is the efficacy of government and central bank interventions. Additionally, we are unable to determine what, if any, actions our regulators may take in response to the COVID-19 public health crises and its impact on financial markets. At this time, the Sponsor Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources of the Sponsor Company and its operations in future periods.

3.    Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a)    Cost of Insurance - In accordance with terms of the contracts, the Sponsor Company makes deductions for costs of insurance charges ("COI"), which relate to the death benefit component of the contract. The COI is calculated based on several factors including age, gender, risk class, timing of premium payments, investment performance of the Sub-Account, the death benefit amount, fees and charges assessed and outstanding policy loans. Because a contract’s account value and death benefit may vary from month to month, the cost of insurance charge may also vary. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are included on the accompanying Statements of Changes in Net Assets.

b)    Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable life contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.40% of the Sub-Account’s average daily net assets. These expenses are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in cost of insurance and other fees on the accompanying Statements of Changes in Net Assets.

c)    Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee rate of $25 for these services. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in cost of insurance and other fees on the accompanying Statements of Changes in Net Assets.

d)    Rider Charges - The Sponsor Company will charge an expense for various rider charges, which are deducted through the redemption of units from applicable contract owners’ accounts and are included in cost of insurance and other fees in the accompanying Statements of Changes in Net Assets. The various rider charges are as follows:

SA-84

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
3.Administration of the Account and Related Charges (continued):

Rider Name	Increment	$ or %
Enhanced No Lapse Guarantee Rider	monthly, per $1,000 of face amount	$0.10*
Term Insurance Rider	monthly, per $1,000 of the net amount at risk	$83.33*
Deduction Amount Waiver Rider	of the monthly deduction amount	34.5%*
Waiver of Specified Amount Disability Benefit Rider	monthly, per $1 of specified amount	$0.199*
Accidental Death Benefit Rider	monthly, per $1,000 of the net amount at risk	$0.183*
Yearly Renewable Term Life Insurance Rider	monthly, per $1,000 of the net amount at risk	$10.475833*
Guaranteed Withdrawal Benefit	monthly, of account value invested in the Eligible Investment Choices	0.0625%*
Waiver of Scheduled Premium Option Rider	each time waived	11%
Lifetime No Lapse Guarantee Rider	monthly, per $1,000 of the face amount	$0.06*
LifeAccess Accelerated Benefit Rider	monthly, per 1,000 of the benefit net amount at risk	$1.61192*
Accelerated Death Benefit Rider	one time charge when benefit exercised	$300.00
Child Insurance Rider	monthly, per $1,000 of coverage	$0.50

* Maximum charge

e)    Issue Charges - The Sponsor Company may make deductions to cover issue expenses at a maximum rate of $54.17 per $1,000 of the initial face value. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in cost of insurance and other fees in the accompanying Statements of Changes in Net Assets.

f)    Other fees - The monthly per $1,000 charge, which is based on the initial face amount, may be deducted, by the Sponsor Company, at a maximum fee of $32. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are reflected as a component of cost of insurance and other fees on the accompanying Statements of Changes in Net Assets.

g)    Transactions with Related Parties - There are no transactions with related parties during the period ended December 31, 2020.

4.    Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments, excluding distributions received and reinvested, for the period ended December 31, 2020 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
AB VPS International Growth Portfolio (Class B)	$—	$5,793
AB VPS International Value Portfolio (Class B)	—	86,328
AB VPS Small/Mid Cap Value Portfolio (Class B)	83,681	280,523
American Funds IS Asset Allocation Fund (Class 2)	117,543	634,662
American Funds IS Blue Chip Income and Growth Fund (Class 2)	63,133	243,831
American Funds IS Bond Fund (Class 2)	3,453,252	3,576,741
American Funds IS Global Growth Fund (Class 2)	112,784	1,583,773
American Funds IS Global Small Capitalization Fund (Class 2)	65,667	447,955
American Funds IS Growth Fund (Class 2)	271,898	2,513,461
American Funds IS Growth-Income Fund (Class 2)	387,466	2,574,209
American Funds IS International Fund (Class 2)	249,704	1,290,168
American Funds IS New World Fund (Class 2)	195,437	348,819
Fidelity® VIP Equity-Income Portfolio (Initial Class)	54,750	995,115

SA-85

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
4.Purchases and Sales of Investments (continued):

Sub-Account	Purchases at Cost	Proceeds from Sales
Fidelity® VIP Asset Manager Portfolio (Initial Class)	$—	$28,961
Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)	6,637	45,003
Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	869	80,250
Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	29,161	90,379
Fidelity® VIP Government Money Market Portfolio (Service Class)	5,563,633	3,450,525
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	225,862	466,595
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	152,410	395,701
Fidelity® VIP Overseas Portfolio (Initial Class)	—	72,708
Franklin Income VIP Fund (Class 2)	78,497	331,067
Franklin Mutual Global Discovery VIP Fund (Class 2)	24,618	884,915
Franklin Mutual Shares VIP Fund (Class 2)	—	308,923
Franklin Small Cap Value VIP Fund (Class 2)	145,272	500,090
Franklin Strategic Income VIP Fund (Class 1)	3,098,110	2,835,750
Putnam VT George Putnam Balanced Fund (Class IA)	—	10,080
Hartford Balanced HLS Fund (Class IA)	211,340	1,913,702
Hartford Capital Appreciation HLS Fund (Class IA)	215,663	5,553,234
Hartford Disciplined Equity HLS Fund (Class IA)	5,121,932	457,985
Hartford Dividend and Growth HLS Fund (Class IA)	2,163,530	2,507,308
Hartford Global Growth HLS Fund (Class IA)	1,617,577	3,396,538
Hartford Growth Opportunities HLS Fund (Class IA)	82,589	5,164,382
Hartford High Yield HLS Fund (Class IA)	61,140	798,157
Hartford International Opportunities HLS Fund (Class IA)	812,809	1,119,638
Hartford MidCap HLS Fund (Class IA)	1,286,436	1,079,188
Hartford MidCap Value HLS Fund (Class IA)	37,826	1,297,501
Hartford Small Company HLS Fund (Class IA)	212,432	981,259
Hartford Stock HLS Fund (Class IA)	157,856	2,578,854
Hartford Total Return Bond HLS Fund (Class IA)	1,612,679	1,637,467
Hartford U.S. Government Securities HLS Fund (Class IA)	3,366,913	5,738,766
Hartford Ultrashort Bond HLS Fund (Class IA)	4,070,146	2,034,796
Hartford Value HLS Fund (Class IA)	23,907	2,014,313
Invesco V.I. American Franchise Fund (Series I)	75,839	82,686
Invesco V.I. American Value Fund (Series II)	24,913	44,124
Invesco V.I. Balanced-Risk Allocation Fund (Series I)	5,165	9,499
Invesco V.I. Comstock Fund (Series II)	55,965	58,374
Invesco V.I. Core Equity Fund (Series I)	—	8,392
Invesco V.I. International Growth Fund (Series I)	48,759	15,793
Invesco V.I. Mid Cap Core Equity Fund (Series I)	—	144,744
Invesco V.I. Mid Cap Growth Fund (Series I)	3,004	220,440
Invesco V.I. Small Cap Equity Fund (Series I)	53,727	84,756
Lord Abbett Bond Debenture Portfolio (Class VC)	168,932	81,792
Lord Abbett Dividend Growth Portfolio (Class VC)	30,338	168,462
Lord Abbett Growth and Income Portfolio (Class VC)	21,112	85,230

SA-86

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
4.Purchases and Sales of Investments (continued):

Sub-Account	Purchases at Cost	Proceeds from Sales
MFS® Investors Trust Series (Initial Class)	$3,352	$9,531
MFS® New Discovery Series (Initial Class)	30,740	105,178
MFS® Total Return Bond Series (Initial Class)	329,436	320,807
MFS® Total Return Series (Initial Class)	78,424	317,003
MFS® Value Series (Initial Class)	36,854	27,296
Invesco Oppenheimer V.I. Capital Appreciation Fund (Series II)	—	22,537
Invesco Oppenheimer V.I. Global Fund (Series II)	64,175	639,743
Invesco Oppenheimer V.I. Main Street Fund® (Series II)	5,371	41,567
Invesco Oppenheimer V.I. Main Street Small Cap Fund® (Series II)	168,820	11,574
Putnam VT Small Cap Growth Fund (Class IB)	—	125,694
Putnam VT Diversified Income Fund (Class IA)	444	11,496
Putnam VT Equity Income Fund (Class IA)	—	1,148,966
Putnam VT Global Asset Allocation Fund (Class IA)	—	72,357
Putnam VT Global Equity Fund (Class IA)	52,268	726,949
Putnam VT Global Health Care Fund (Class IA)	—	29,594
Putnam VT High Yield Fund (Class IA)	145,767	183,153
Putnam VT Income Fund (Class IA)	31,278	465,411
Putnam VT International Equity Fund (Class IA)	192,950	259,870
Putnam VT Emerging Markets Equity Fund (Class IA)	—	4,196
Putnam VT International Value Fund (Class IA)	—	2,647
Putnam VT Multi-Cap Core Fund (Class IA)	—	2,107
Putnam VT Government Money Market Fund (Class IA)	—	1,230
Putnam VT Sustainable Leaders Fund (Class IA)	172,853	1,017,019
Putnam VT Small Cap Value Fund (Class IB)	15,473	64,702
Templeton Foreign VIP Fund (Class 2)	18,363	80,403
Templeton Global Bond VIP Fund (Class 2)	100,438	229,033
Templeton Growth VIP Fund (Class 2)	10,226	18,390
Morgan Stanley VIF Discovery Portfolio (Class II)	379,738	24,060
Putnam VT Growth Opportunities Fund (Class IA)	384,066	2,107,224
BlackRock S&P 500 Index V.I. Fund (Class I)	350,129	6,399,980
Fidelity® VIP Equity-Income Portfolio (Service Class 2)	32,808	44,923
Putnam VT Diversified Income Fund (Class IB)	7,589	32,130
Putnam VT Equity Income Fund (Class IB)	84,105	176,960
Putnam VT Global Equity Fund (Class IB)	711	10,243
Putnam VT High Yield Fund (Class IB)	27,951	109,889
Putnam VT Income Fund (Class IB)	27,892	38,862
Putnam VT International Equity Fund (Class IB)	16,706	16,163
Putnam VT Sustainable Leaders Fund (Class IB)	6,837	5,577
Putnam VT Growth Opportunities Fund (Class IB)	11,063	117,152
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I)	179,742	16,897

SA-87

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
5.Changes in Units Outstanding:
The changes in units outstanding for the period ended December 31, 2020 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS International Growth Portfolio (Class B)	—	431	(431)
AB VPS International Value Portfolio (Class B)	—	8,887	(8,887)
AB VPS Small/Mid Cap Value Portfolio (Class B)	3,716	11,298	(7,582)
American Funds IS Asset Allocation Fund (Class 2)	3,362	17,918	(14,556)
American Funds IS Blue Chip Income and Growth Fund (Class 2)	1,791	6,737	(4,946)
American Funds IS Bond Fund (Class 2)	187,074	189,477	(2,403)
American Funds IS Global Growth Fund (Class 2)	24,889	377,893	(353,004)
American Funds IS Global Small Capitalization Fund (Class 2)	16,420	105,018	(88,598)
American Funds IS Growth Fund (Class 2)	63,213	564,543	(501,330)
American Funds IS Growth-Income Fund (Class 2)	94,116	654,187	(560,071)
American Funds IS International Fund (Class 2)	7,014	35,281	(28,267)
American Funds IS New World Fund (Class 2)	4,162	7,546	(3,384)
Fidelity® VIP Equity-Income Portfolio (Initial Class)	8,386	152,182	(143,796)
Fidelity® VIP Asset Manager Portfolio (Initial Class)	—	5,953	(5,953)
Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)	371	2,369	(1,998)
Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	43	4,018	(3,975)
Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	1,486	4,217	(2,731)
Fidelity® VIP Government Money Market Portfolio (Service Class)	532,646	330,253	202,393
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	5,941	12,505	(6,564)
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	5,471	14,567	(9,096)
Fidelity® VIP Overseas Portfolio (Initial Class)	—	18,524	(18,524)
Franklin Income VIP Fund (Class 2)	3,718	16,120	(12,402)
Franklin Mutual Global Discovery VIP Fund (Class 2)	1,302	41,223	(39,921)
Franklin Mutual Shares VIP Fund (Class 2)	—	11,458	(11,458)
Franklin Small Cap Value VIP Fund (Class 2)	4,255	12,183	(7,928)
Franklin Strategic Income VIP Fund (Class 1)	173,295	173,403	(108)
Putnam VT George Putnam Balanced Fund (Class IA)	—	323	(323)
Hartford Balanced HLS Fund (Class IA)	29,116	257,836	(228,720)
Hartford Capital Appreciation HLS Fund (Class IA)	12,260	309,423	(297,163)
Hartford Disciplined Equity HLS Fund (Class IA)	972,015	87,847	884,168
Hartford Dividend and Growth HLS Fund (Class IA)	194,865	223,138	(28,273)
Hartford Global Growth HLS Fund (Class IA)	556,356	968,111	(411,755)
Hartford Growth Opportunities HLS Fund (Class IA)	1,181	55,534	(54,353)
Hartford High Yield HLS Fund (Class IA)	2,157	27,957	(25,800)
Hartford International Opportunities HLS Fund (Class IA)	153,544	218,493	(64,949)
Hartford MidCap HLS Fund (Class IA)	99,187	84,610	14,577
Hartford MidCap Value HLS Fund (Class IA)	1,054	32,177	(31,123)
Hartford Small Company HLS Fund (Class IA)	33,699	140,085	(106,386)
Hartford Stock HLS Fund (Class IA)	14,621	239,937	(225,316)
Hartford Total Return Bond HLS Fund (Class IA)	373,843	388,282	(14,439)

SA-88

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
5.Changes in Units Outstanding (continued):

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Hartford U.S. Government Securities HLS Fund (Class IA)	252,072	418,901	(166,829)
Hartford Ultrashort Bond HLS Fund (Class IA)	2,097,129	1,050,655	1,046,474
Hartford Value HLS Fund (Class IA)	1,102	81,408	(80,306)
Invesco V.I. American Franchise Fund (Series I)	2,397	2,507	(110)
Invesco V.I. American Value Fund (Series II)	1,315	2,766	(1,451)
Invesco V.I. Balanced-Risk Allocation Fund (Series I)	311	582	(271)
Invesco V.I. Comstock Fund (Series II)	3,181	2,542	639
Invesco V.I. Core Equity Fund (Series I)	—	255	(255)
Invesco V.I. International Growth Fund (Series I)	2,913	1,027	1,886
Invesco V.I. Mid Cap Core Equity Fund (Series I)	—	4,325	(4,325)
Invesco V.I. Mid Cap Growth Fund (Series I)	134	9,812	(9,678)
Invesco V.I. Small Cap Equity Fund (Series I)	2,148	4,179	(2,031)
Lord Abbett Bond Debenture Portfolio (Class VC)	7,851	3,891	3,960
Lord Abbett Dividend Growth Portfolio (Class VC)	962	5,224	(4,262)
Lord Abbett Growth and Income Portfolio (Class VC)	924	3,900	(2,976)
MFS® Investors Trust Series (Initial Class)	113	278	(165)
MFS® New Discovery Series (Initial Class)	505	1,777	(1,272)
MFS® Total Return Bond Series (Initial Class)	17,642	17,400	242
MFS® Total Return Series (Initial Class)	2,809	10,894	(8,085)
MFS® Value Series (Initial Class)	1,460	1,112	348
Invesco Oppenheimer V.I. Capital Appreciation Fund (Series II)	—	684	(684)
Invesco Oppenheimer V.I. Global Fund (Series II)	2,333	22,806	(20,473)
Invesco Oppenheimer V.I. Main Street Fund® (Series II)	179	1,276	(1,097)
Invesco Oppenheimer V.I. Main Street Small Cap Fund® (Series II)	6,013	421	5,592
Putnam VT Small Cap Growth Fund (Class IB)	—	2,447	(2,447)
Putnam VT Diversified Income Fund (Class IA)	12	315	(303)
Putnam VT Equity Income Fund (Class IA)	—	27,736	(27,736)
Putnam VT Global Asset Allocation Fund (Class IA)	—	1,106	(1,106)
Putnam VT Global Equity Fund (Class IA)	972	13,436	(12,464)
Putnam VT Global Health Care Fund (Class IA)	—	621	(621)
Putnam VT High Yield Fund (Class IA)	2,603	3,401	(798)
Putnam VT Income Fund (Class IA)	713	10,493	(9,780)
Putnam VT International Equity Fund (Class IA)	8,387	10,170	(1,783)
Putnam VT Emerging Markets Equity Fund (Class IA)	—	157	(157)
Putnam VT International Value Fund (Class IA)	—	126	(126)
Putnam VT Multi-Cap Core Fund (Class IA)	—	69	(69)
Putnam VT Government Money Market Fund (Class IA)	—	656	(656)
Putnam VT Sustainable Leaders Fund (Class IA)	1,901	11,841	(9,940)
Putnam VT Small Cap Value Fund (Class IB)	1,026	3,186	(2,160)
Templeton Foreign VIP Fund (Class 2)	970	4,151	(3,181)
Templeton Global Bond VIP Fund (Class 2)	5,432	12,274	(6,842)

SA-89

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
5.Changes in Units Outstanding (continued):

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Templeton Growth VIP Fund (Class 2)	673	1,239	(566)
Morgan Stanley VIF Discovery Portfolio (Class II)	7,449	478	6,971
Putnam VT Growth Opportunities Fund (Class IA)	16,595	94,163	(77,568)
BlackRock S&P 500 Index V.I. Fund (Class I)	26,915	550,851	(523,936)
Fidelity® VIP Equity-Income Portfolio (Service Class 2)	1,361	1,861	(500)
Putnam VT Diversified Income Fund (Class IB)	443	1,924	(1,481)
Putnam VT Equity Income Fund (Class IB)	1,928	4,139	(2,211)
Putnam VT Global Equity Fund (Class IB)	25	317	(292)
Putnam VT High Yield Fund (Class IB)	953	3,829	(2,876)
Putnam VT Income Fund (Class IB)	1,264	1,802	(538)
Putnam VT International Equity Fund (Class IB)	746	749	(3)
Putnam VT Sustainable Leaders Fund (Class IB)	122	114	8
Putnam VT Growth Opportunities Fund (Class IB)	480	4,940	(4,460)
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I)	18,271	1,433	16,838

The changes in units outstanding for the period ended December 31, 2019 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS International Growth Portfolio (Class B)	—	2,300	(2,300)
AB VPS International Value Portfolio (Class B)	—	13,948	(13,948)
AB VPS Small/Mid Cap Value Portfolio (Class B)	3,271	11,447	(8,176)
American Funds IS Asset Allocation Fund (Class 2)	6,461	33,142	(26,681)
American Funds IS Blue Chip Income and Growth Fund (Class 2)	1,819	13,559	(11,740)
American Funds IS Bond Fund (Class 2)	6,750	25,023	(18,273)
American Funds IS Global Growth Fund (Class 2)	21,408	134,750	(113,342)
American Funds IS Global Small Capitalization Fund (Class 2)	9,285	109,744	(100,459)
American Funds IS Growth Fund (Class 2)	38,005	1,069,750	(1,031,745)
American Funds IS Growth-Income Fund (Class 2)	31,194	369,128	(337,934)
American Funds IS International Fund (Class 2)	5,814	24,099	(18,285)
American Funds IS New World Fund (Class 2)	2,133	10,228	(8,095)
Fidelity® VIP Equity-Income Portfolio (Initial Class)	21,698	199,543	(177,845)
Fidelity® VIP Asset Manager Portfolio (Initial Class)	—	23,431	(23,431)
Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)	205	185	20
Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	44,112	1,782	42,330
Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	3,484	1,299	2,185
Fidelity® VIP Government Money Market Portfolio (Service Class)	242,938	179,674	63,264
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	3,979	73,157	(69,178)
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	6,576	61,361	(54,785)
Fidelity® VIP Overseas Portfolio (Initial Class)	140	14,440	(14,300)
Franklin Income VIP Fund (Class 2)	7,452	24,008	(16,556)

SA-90

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
5.Changes in Units Outstanding (continued):

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Franklin Mutual Global Discovery VIP Fund (Class 2)	860	24,494	(23,634)
Franklin Mutual Shares VIP Fund (Class 2)	3	24,629	(24,626)
Franklin Small Cap Value VIP Fund (Class 2)	1,324	10,143	(8,819)
Franklin Strategic Income VIP Fund (Class 1)	2,160	5,053	(2,893)
Putnam VT George Putnam Balanced Fund (Class IA)	—	411	(411)
Hartford Balanced HLS Fund (Class IA)	19,786	383,111	(363,325)
Hartford Capital Appreciation HLS Fund (Class IA)	18,450	420,573	(402,123)
Hartford Disciplined Equity HLS Fund (Class IA)	11,591	73,899	(62,308)
Hartford Dividend and Growth HLS Fund (Class IA)	49,558	242,582	(193,024)
Hartford Global Growth HLS Fund (Class IA)	6,719	4,844	1,875
Hartford Growth Opportunities HLS Fund (Class IA)	2,320	6,644	(4,324)
Hartford High Yield HLS Fund (Class IA)	2,412	1,013	1,399
Hartford International Opportunities HLS Fund (Class IA)	61,500	202,457	(140,957)
Hartford MidCap HLS Fund (Class IA)	24,358	108,239	(83,881)
Hartford MidCap Value HLS Fund (Class IA)	653	2,992	(2,339)
Hartford Small Company HLS Fund (Class IA)	45,878	168,613	(122,735)
Hartford Stock HLS Fund (Class IA)	20,674	248,653	(227,979)
Hartford Total Return Bond HLS Fund (Class IA)	151,536	504,680	(353,144)
Hartford U.S. Government Securities HLS Fund (Class IA)	4,949	20,765	(15,816)
Hartford Ultrashort Bond HLS Fund (Class IA)	657,284	923,167	(265,883)
Hartford Value HLS Fund (Class IA)	1,157	10,453	(9,296)
Invesco V.I. American Franchise Fund (Series I)	312	1,964	(1,652)
Invesco V.I. American Value Fund (Series II)	1,537	1,782	(245)
Invesco V.I. Balanced-Risk Allocation Fund (Series I)	360	3,539	(3,179)
Invesco V.I. Comstock Fund (Series II)	911	1,751	(840)
Invesco V.I. Core Equity Fund (Series I)	—	1,112	(1,112)
Invesco V.I. International Growth Fund (Series I)	1,029	1,356	(327)
Invesco V.I. Mid Cap Core Equity Fund (Series I)	—	11,516	(11,516)
Invesco V.I. Mid Cap Growth Fund (Series I)	357	3,172	(2,815)
Invesco V.I. Small Cap Equity Fund (Series I)	253	991	(738)
Lord Abbett Bond Debenture Portfolio (Class VC)	2,003	4,881	(2,878)
Lord Abbett Dividend Growth Portfolio (Class VC)	1,351	6,101	(4,750)
Lord Abbett Growth and Income Portfolio (Class VC)	508	1,537	(1,029)
MFS® Investors Trust Series (Initial Class)	451	262	189
MFS® New Discovery Series (Initial Class)	789	668	121
MFS® Total Return Bond Series (Initial Class)	4,424	13,197	(8,773)
MFS® Total Return Series (Initial Class)	1,434	7,196	(5,762)
MFS® Value Series (Initial Class)	422	5,486	(5,064)
Invesco Oppenheimer V.I. Capital Appreciation Fund (Series II)	—	754	(754)
Invesco Oppenheimer V.I. Global Fund (Series II)	2,902	7,841	(4,939)
Invesco Oppenheimer V.I. Main Street Fund® (Series II)	1,266	532	734

SA-91

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
5.Changes in Units Outstanding (continued):

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco Oppenheimer V.I. Main Street Small Cap Fund® (Series II)	1,599	911	688
Putnam VT Small Cap Growth Fund (Class IB)	179	1,847	(1,668)
Putnam VT Diversified Income Fund (Class IA)	—	199	(199)
Putnam VT Equity Income Fund (Class IA)	902	40,417	(39,515)
Putnam VT Global Asset Allocation Fund (Class IA)	27	815	(788)
Putnam VT Global Equity Fund (Class IA)	7,951	8,880	(929)
Putnam VT Global Health Care Fund (Class IA)	—	1,151	(1,151)
Putnam VT High Yield Fund (Class IA)	3,356	8,385	(5,029)
Putnam VT Income Fund (Class IA)	3,285	10,365	(7,080)
Putnam VT International Equity Fund (Class IA)	3,629	21,065	(17,436)
Putnam VT Emerging Markets Equity Fund (Class IA)	—	126	(126)
Putnam VT International Value Fund (Class IA)	—	117	(117)
Putnam VT Multi-Cap Core Fund (Class IA)	—	859	(859)
Putnam VT Government Money Market Fund (Class IA)	—	843	(843)
Putnam VT Sustainable Leaders Fund (Class IA)	2,520	13,320	(10,800)
Putnam VT Small Cap Value Fund (Class IB)	1,169	1,990	(821)
Templeton Foreign VIP Fund (Class 2)	1,434	4,417	(2,983)
Templeton Global Bond VIP Fund (Class 2)	2,589	15,845	(13,256)
Templeton Growth VIP Fund (Class 2)	877	1,319	(442)
Morgan Stanley VIF Discovery Portfolio (Class II)	1,142	1,552	(410)
Putnam VT Growth Opportunities Fund (Class IA)	8,526	167,546	(159,020)
BlackRock S&P 500 Index V.I. Fund (Class I)	439,438	132,546	306,892
Fidelity® VIP Equity-Income Portfolio (Service Class 2)	1,203	5,507	(4,304)
Putnam VT Diversified Income Fund (Class IB)	426	954	(528)
Putnam VT Equity Income Fund (Class IB)	864	7,824	(6,960)
Putnam VT Global Equity Fund (Class IB)	40	362	(322)
Putnam VT High Yield Fund (Class IB)	986	917	69
Putnam VT Income Fund (Class IB)	1,446	2,235	(789)
Putnam VT International Equity Fund (Class IB)	852	1,302	(450)
Putnam VT Sustainable Leaders Fund (Class IB)	49	56	(7)
Putnam VT Growth Opportunities Fund (Class IB)	790	8,464	(7,674)

SA-92

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights:
The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios for each of the periods presented for each Sub-Account that had outstanding units as of and for the period ended December 31, 20120. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the Sub-Account is active, while the expense ratio is annualized.

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
AB VPS International Growth Portfolio (Class B)
2020	11,148	$16.88	to	$16.88	$188,158	—%	to	—%	1.13%	to	1.13%	29.60%	to	29.60%
2019	11,579	13.02	to	13.02	150,804	—	to	—	0.28	to	0.28	27.23	to	27.23
2018	13,879	10.24	to	10.24	142,074	—	to	—	0.41	to	0.41	(17.60)	to	(17.60)
2017	16,492	12.42	to	12.42	204,881	—	to	—	0.94	to	0.94	34.63	to	34.63
2016	17,761	9.23	to	9.23	163,886	—	to	—	—	to	—	(7.07)	to	(7.07)

AB VPS International Value Portfolio (Class B)
2020	49,169	10.50	to	10.50	516,445	—	to	—	1.54	to	1.54	2.21	to	2.21
2019	58,056	10.28	to	10.28	596,602	—	to	—	0.75	to	0.75	16.79	to	16.79
2018	72,004	8.80	to	8.80	633,563	—	to	—	1.09	to	1.09	(22.98)	to	(22.98)
2017	81,657	11.42	to	11.42	932,841	—	to	—	1.96	to	1.96	25.09	to	25.09
2016	91,157	9.13	to	9.13	832,468	—	to	—	1.05	to	1.05	(0.80)	to	(0.80)

AB VPS Small/Mid Cap Value Portfolio (Class B)
2020	41,341	30.52	to	30.52	1,261,688	—	to	—	0.82	to	0.82	3.05	to	3.05
2019	48,923	29.61	to	29.61	1,448,833	—	to	—	0.30	to	0.30	19.90	to	19.90
2018	57,099	24.70	to	24.70	1,410,270	—	to	—	0.22	to	0.22	(15.29)	to	(15.29)
2017	52,417	29.16	to	29.16	1,528,397	—	to	—	0.24	to	0.24	12.85	to	12.85
2016	53,241	25.84	to	25.84	1,375,656	—	to	—	0.35	to	0.35	24.79	to	24.79

American Funds IS Asset Allocation Fund (Class 2)
2020	264,695	40.42	to	40.42	10,699,608	—	to	—	1.68	to	1.68	12.46	to	12.46
2019	279,251	35.94	to	35.94	10,037,613	—	to	—	1.90	to	1.90	21.23	to	21.23
2018	305,932	29.65	to	29.65	9,070,824	—	to	—	1.65	to	1.65	(4.60)	to	(4.60)
2017	321,567	31.08	to	31.08	9,994,572	—	to	—	1.52	to	1.52	16.23	to	16.23
2016	345,183	26.74	to	26.74	9,230,503	—	to	—	1.58	to	1.58	9.41	to	9.41

American Funds IS Blue Chip Income and Growth Fund (Class 2)
2020	98,069	41.99	to	41.99	4,118,201	—	to	—	1.76	to	1.76	8.68	to	8.68
2019	103,015	38.64	to	38.64	3,980,265	—	to	—	2.02	to	2.02	21.38	to	21.38
2018	114,755	31.83	to	31.83	3,652,909	—	to	—	1.87	to	1.87	(8.66)	to	(8.66)
2017	137,328	34.85	to	34.85	4,785,735	—	to	—	1.97	to	1.97	17.04	to	17.04
2016	149,056	29.78	to	29.78	4,438,188	—	to	—	2.04	to	2.04	18.70	to	18.70

American Funds IS Bond Fund (Class 2)
2020	239,379	19.55	to	19.55	4,679,490	—	to	—	1.89	to	1.89	9.73	to	9.73
2019	241,782	17.81	to	17.81	4,307,176	—	to	—	2.58	to	2.58	9.36	to	9.36
2018	260,055	16.29	to	16.29	4,236,263	—	to	—	2.39	to	2.39	(0.71)	to	(0.71)
2017	277,770	16.41	to	16.41	4,557,318	—	to	—	1.92	to	1.92	3.66	to	3.66
2016	296,846	15.83	to	15.83	4,698,137	—	to	—	1.67	to	1.67	2.94	to	2.94

SA-93

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Funds IS Global Growth Fund (Class 2)
2020	1,316,362	$5.64	to	$5.64	$7,424,832	—%	to	—%	0.34%	to	0.34%	30.47%	to	30.47%
2019	1,669,366	4.32	to	4.32	7,217,121	—	to	—	1.13	to	1.13	35.28	to	35.28
2018	1,782,708	3.20	to	3.20	5,697,302	—	to	—	0.65	to	0.65	(9.05)	to	(9.05)
2017	1,763,779	3.51	to	3.51	6,197,355	—	to	—	0.67	to	0.67	31.47	to	31.47
2016	1,858,362	2.67	to	2.67	4,966,733	—	to	—	0.91	to	0.91	0.62	to	0.62

American Funds IS Global Small Capitalization Fund (Class 2)
2020	722,667	5.58	to	5.58	4,031,001	—	to	—	0.17	to	0.17	29.72	to	29.72
2019	811,265	4.30	to	4.30	3,488,302	—	to	—	0.16	to	0.16	31.52	to	31.52
2018	911,724	3.27	to	3.27	2,980,681	—	to	—	0.08	to	0.08	(10.55)	to	(10.55)
2017	1,047,474	3.65	to	3.65	3,828,257	—	to	—	0.43	to	0.43	25.89	to	25.89
2016	1,125,770	2.90	to	2.90	3,268,233	—	to	—	0.25	to	0.25	2.10	to	2.10

American Funds IS Growth Fund (Class 2)
2020	4,519,586	5.83	to	5.83	26,334,723	—	to	—	0.32	to	0.32	52.08	to	52.08
2019	5,020,916	3.83	to	3.83	19,237,187	—	to	—	0.71	to	0.71	30.77	to	30.77
2018	6,052,661	2.93	to	2.93	17,733,570	—	to	—	0.43	to	0.43	(0.25)	to	(0.25)
2017	6,653,206	2.94	to	2.94	19,541,729	—	to	—	0.50	to	0.50	28.29	to	28.29
2016	7,322,192	2.29	to	2.29	16,764,451	—	to	—	0.77	to	0.77	9.49	to	9.49

American Funds IS Growth-Income Fund (Class 2)
2020	4,070,240	4.62	to	4.62	18,817,613	—	to	—	1.35	to	1.35	13.55	to	13.55
2019	4,630,311	4.07	to	4.07	18,853,007	—	to	—	1.67	to	1.67	26.14	to	26.14
2018	4,968,245	3.23	to	3.23	16,037,196	—	to	—	1.38	to	1.38	(1.79)	to	(1.79)
2017	5,527,234	3.29	to	3.29	18,166,084	—	to	—	1.39	to	1.39	22.38	to	22.38
2016	6,402,956	2.69	to	2.69	17,195,522	—	to	—	1.47	to	1.47	11.52	to	11.52

American Funds IS International Fund (Class 2)
2020	203,941	44.06	to	44.06	8,984,743	—	to	—	0.64	to	0.64	13.97	to	13.97
2019	232,208	38.65	to	38.65	8,975,878	—	to	—	1.43	to	1.43	22.88	to	22.88
2018	250,493	31.46	to	31.46	7,879,644	—	to	—	1.69	to	1.69	(13.13)	to	(13.13)
2017	274,976	36.21	to	36.21	9,957,460	—	to	—	1.26	to	1.26	32.14	to	32.14
2016	295,584	27.40	to	27.40	8,100,021	—	to	—	1.39	to	1.39	3.53	to	3.53

American Funds IS New World Fund (Class 2)
2020	71,621	59.82	to	59.82	4,284,091	—	to	—	0.07	to	0.07	23.58	to	23.58
2019	75,005	48.40	to	48.40	3,630,409	—	to	—	0.96	to	0.96	29.14	to	29.14
2018	83,100	37.48	to	37.48	3,114,488	—	to	—	0.86	to	0.86	(14.04)	to	(14.04)
2017	89,299	43.60	to	43.60	3,893,351	—	to	—	0.94	to	0.94	29.44	to	29.44
2016	91,899	33.68	to	33.68	3,095,334	—	to	—	0.77	to	0.77	5.26	to	5.26

Fidelity® VIP Equity-Income Portfolio (Initial Class)
2020	1,286,998	7.58	to	7.58	9,754,916	—	to	—	1.79	to	1.79	6.69	to	6.69
2019	1,430,794	7.10	to	7.10	10,164,348	—	to	—	1.98	to	1.98	27.44	to	27.44
2018	1,608,639	5.57	to	5.57	8,966,921	—	to	—	2.25	to	2.25	(8.29)	to	(8.29)
2017	1,806,189	6.08	to	6.08	10,978,395	—	to	—	1.69	to	1.69	12.89	to	12.89
2016	1,968,777	5.38	to	5.38	10,600,094	—	to	—	2.31	to	2.31	18.02	to	18.02

Fidelity® VIP Asset Manager Portfolio (Initial Class)
2020	58,547	5.61	to	5.61	328,529	—	to	—	1.49	to	1.49	14.87	to	14.87
2019	64,500	4.88	to	4.88	315,083	—	to	—	1.56	to	1.56	18.25	to	18.25
2018	87,931	4.13	to	4.13	363,255	—	to	—	1.59	to	1.59	(5.35)	to	(5.35)
2017	101,417	4.36	to	4.36	442,650	—	to	—	1.84	to	1.84	14.10	to	14.10
2016	111,703	3.83	to	3.83	427,288	—	to	—	1.47	to	1.47	3.07	to	3.07

SA-94

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)
2020	6,134	$20.97	to	$20.97	$128,638	—%	to	—%	0.96%	to	0.96%	12.24%	to	12.24%
2019	8,132	18.69	to	18.69	151,939	—	to	—	1.92	to	1.92	15.75	to	15.75
2018	8,112	16.14	to	16.14	130,945	—	to	—	1.44	to	1.44	(4.26)	to	(4.26)
2017	7,586	16.86	to	16.86	127,913	—	to	—	1.12	to	1.12	12.80	to	12.80
2016	8,528	14.95	to	14.95	127,476	—	to	—	1.30	to	1.30	5.23	to	5.23

Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)
2020	93,743	22.51	to	22.51	2,109,848	—	to	—	1.05	to	1.05	14.72	to	14.72
2019	97,718	19.62	to	19.62	1,917,098	—	to	—	3.00	to	3.00	19.88	to	19.88
2018	55,388	16.37	to	16.37	906,448	—	to	—	1.70	to	1.70	(6.08)	to	(6.08)
2017	25,290	17.42	to	17.42	440,658	—	to	—	1.02	to	1.02	16.26	to	16.26
2016	39,523	14.99	to	14.99	592,360	—	to	—	1.33	to	1.33	5.80	to	5.80

Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)
2020	22,110	24.67	to	24.67	545,453	—	to	—	0.96	to	0.96	16.64	to	16.64
2019	24,841	21.15	to	21.15	525,402	—	to	—	1.84	to	1.84	24.11	to	24.11
2018	22,656	17.04	to	17.04	386,099	—	to	—	1.15	to	1.15	(8.05)	to	(8.05)
2017	20,439	18.53	to	18.53	378,822	—	to	—	1.27	to	1.27	20.69	to	20.69
2016	18,114	15.36	to	15.36	278,170	—	to	—	1.17	to	1.17	6.37	to	6.37

Fidelity® VIP Government Money Market Portfolio (Service Class)
2020	560,513	10.45	to	10.45	5,857,971	—	to	—	0.24	to	0.24	0.28	to	0.28
2019	358,120	10.42	to	10.42	3,732,372	—	to	—	1.90	to	1.90	1.92	to	1.92
2018	294,856	10.23	to	10.23	3,015,237	—	to	—	1.54	to	1.54	1.55	to	1.55
2017	244,747	10.07	to	10.07	2,464,622	—	to	—	0.56	to	0.56	0.57	to	0.57
2016	328,347	10.01	to	10.01	3,287,592	—	to	—	0.10	to	0.10	0.10	to	0.10

Fidelity® VIP Contrafund® Portfolio (Service Class 2)
2020	113,209	43.96	to	43.96	4,976,687	—	to	—	0.08	to	0.08	30.23	to	30.23
2019	119,773	33.75	to	33.75	4,042,915	—	to	—	0.17	to	0.17	31.27	to	31.27
2018	188,951	25.71	to	25.71	4,858,529	—	to	—	0.44	to	0.44	(6.64)	to	(6.64)
2017	222,217	27.54	to	27.54	6,120,243	—	to	—	0.79	to	0.79	21.59	to	21.59
2016	233,401	22.65	to	22.65	5,287,000	—	to	—	0.62	to	0.62	7.73	to	7.73

Fidelity® VIP Mid Cap Portfolio (Service Class 2)
2020	96,603	36.14	to	36.14	3,490,948	—	to	—	0.40	to	0.40	17.87	to	17.87
2019	105,699	30.66	to	30.66	3,240,620	—	to	—	0.52	to	0.52	23.17	to	23.17
2018	160,484	24.89	to	24.89	3,994,632	—	to	—	0.41	to	0.41	(14.77)	to	(14.77)
2017	162,501	29.21	to	29.21	4,745,895	—	to	—	0.50	to	0.50	20.54	to	20.54
2016	169,974	24.23	to	24.23	4,118,406	—	to	—	0.32	to	0.32	11.92	to	11.92

Fidelity® VIP Overseas Portfolio (Initial Class)
2020	70,187	4.63	to	4.63	325,268	—	to	—	0.40	to	0.40	15.61	to	15.61
2019	88,711	4.01	to	4.01	355,592	—	to	—	1.69	to	1.69	27.77	to	27.77
2018	103,011	3.14	to	3.14	323,176	—	to	—	1.55	to	1.55	(14.81)	to	(14.81)
2017	109,410	3.68	to	3.68	402,906	—	to	—	1.30	to	1.30	30.28	to	30.28
2016	131,206	2.83	to	2.83	370,865	—	to	—	1.43	to	1.43	(5.06)	to	(5.06)

Franklin Income VIP Fund (Class 2)
2020	96,291	22.80	to	22.80	2,195,718	—	to	—	6.03	to	6.03	0.69	to	0.69
2019	108,693	22.65	to	22.65	2,461,434	—	to	—	5.70	to	5.70	16.06	to	16.06
2018	125,249	19.51	to	19.51	2,443,907	—	to	—	4.77	to	4.77	(4.30)	to	(4.30)
2017	129,556	20.39	to	20.39	2,641,638	—	to	—	4.16	to	4.16	9.67	to	9.67
2016	146,669	18.59	to	18.59	2,726,807	—	to	—	5.08	to	5.08	14.02	to	14.02

SA-95

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Franklin Mutual Global Discovery VIP Fund (Class 2)
2020	42,377	$23.21	to	$23.21	$983,477	—%	to	—%	2.05%	to	2.05%	(4.46)%	to	(4.46)%
2019	82,298	24.29	to	24.29	1,999,152	—	to	—	1.54	to	1.54	24.37	to	24.37
2018	105,932	19.53	to	19.53	2,069,066	—	to	—	2.37	to	2.37	(11.22)	to	(11.22)
2017	108,720	22.00	to	22.00	2,391,833	—	to	—	1.76	to	1.76	8.60	to	8.60
2016	112,449	20.26	to	20.26	2,278,001	—	to	—	1.67	to	1.67	12.18	to	12.18

Franklin Mutual Shares VIP Fund (Class 2)
2020	94,323	30.06	to	30.06	2,835,011	—	to	—	2.80	to	2.80	(5.04)	to	(5.04)
2019	105,781	31.65	to	31.65	3,348,250	—	to	—	1.71	to	1.71	22.57	to	22.57
2018	130,407	25.82	to	25.82	3,367,600	—	to	—	2.37	to	2.37	(9.07)	to	(9.07)
2017	185,737	28.40	to	28.40	5,274,616	—	to	—	2.25	to	2.25	8.35	to	8.35
2016	193,263	26.21	to	26.21	5,065,536	—	to	—	2.03	to	2.03	16.06	to	16.06

Franklin Small Cap Value VIP Fund (Class 2)
2020	78,589	50.05	to	50.05	3,933,017	—	to	—	1.54	to	1.54	5.19	to	5.19
2019	86,517	47.58	to	47.58	4,116,185	—	to	—	1.07	to	1.07	26.35	to	26.35
2018	95,336	37.66	to	37.66	3,589,919	—	to	—	0.89	to	0.89	(12.88)	to	(12.88)
2017	100,621	43.22	to	43.22	4,348,896	—	to	—	0.51	to	0.51	10.65	to	10.65
2016	106,355	39.06	to	39.06	4,154,217	—	to	—	0.81	to	0.81	30.19	to	30.19

Franklin Strategic Income VIP Fund (Class 1)
2020	67,232	18.40	to	18.40	1,237,300	—	to	—	3.60	to	3.60	3.75	to	3.75
2019	67,340	17.74	to	17.74	1,194,461	—	to	—	5.34	to	5.34	8.41	to	8.41
2018	70,233	16.36	to	16.36	1,149,175	—	to	—	2.87	to	2.87	(1.91)	to	(1.91)
2017	77,970	16.68	to	16.68	1,300,639	—	to	—	3.04	to	3.04	4.74	to	4.74
2016	79,499	15.93	to	15.93	1,266,172	—	to	—	3.49	to	3.49	8.25	to	8.25

Putnam VT George Putnam Balanced Fund (Class IA)
2020	2,761	35.35	to	35.35	97,596	—	to	—	1.37	to	1.37	15.61	to	15.61
2019	3,084	30.58	to	30.58	94,296	—	to	—	1.57	to	1.57	24.35	to	24.35
2018	3,495	24.59	to	24.59	85,950	—	to	—	0.92	to	0.92	(2.82)	to	(2.82)
2017	4,238	25.30	to	25.30	107,233	—	to	—	1.78	to	1.78	15.29	to	15.29
2016	4,594	21.95	to	21.95	100,841	—	to	—	2.02	to	2.02	8.40	to	8.40

Hartford Balanced HLS Fund (Class IA)
2020	1,844,381	8.24	to	8.24	15,199,006	—	to	—	1.66	to	1.66	11.62	to	11.62
2019	2,073,101	7.38	to	7.38	15,305,911	—	to	—	1.83	to	1.83	22.80	to	22.80
2018	2,436,426	6.01	to	6.01	14,648,911	—	to	—	1.96	to	1.96	(5.24)	to	(5.24)
2017	2,635,724	6.34	to	6.34	16,723,670	—	to	—	2.32	to	2.32	15.59	to	15.59
2016	2,868,512	5.49	to	5.49	15,745,835	—	to	—	2.75	to	2.75	6.04	to	6.04

Hartford Capital Appreciation HLS Fund (Class IA)
2020	2,824,975	21.50	to	21.50	60,725,217	—	to	—	0.96	to	0.96	21.92	to	21.92
2019	3,122,138	17.63	to	17.63	55,048,970	—	to	—	1.17	to	1.17	31.28	to	31.28
2018	3,524,261	13.43	to	13.43	47,333,222	—	to	—	0.89	to	0.89	(6.96)	to	(6.96)
2017	3,939,115	14.43	to	14.43	56,860,412	—	to	—	1.11	to	1.11	22.14	to	22.14
2016	4,366,247	11.82	to	11.82	51,602,053	—	to	—	1.12	to	1.12	5.52	to	5.52

Hartford Disciplined Equity HLS Fund (Class IA)
2020	1,376,292	6.00	to	6.00	8,254,930	—	to	—	0.62	to	0.62	18.04	to	18.04
2019	492,124	5.08	to	5.08	2,500,599	—	to	—	0.89	to	0.89	34.12	to	34.12
2018	554,432	3.79	to	3.79	2,100,472	—	to	—	0.68	to	0.68	(1.99)	to	(1.99)
2017	655,960	3.87	to	3.87	2,535,645	—	to	—	0.95	to	0.95	21.92	to	21.92
2016	696,162	3.17	to	3.17	2,207,245	—	to	—	0.90	to	0.90	5.76	to	5.76

SA-96

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Hartford Dividend and Growth HLS Fund (Class IA)
2020	1,605,639	$12.70	to	$12.70	$20,399,448	—%	to	—%	2.04%	to	2.04%	7.77%	to	7.77%
2019	1,633,912	11.79	to	11.79	19,262,105	—	to	—	1.89	to	1.89	28.60	to	28.60
2018	1,826,936	9.17	to	9.17	16,747,307	—	to	—	1.90	to	1.90	(5.32)	to	(5.32)
2017	2,029,481	9.68	to	9.68	19,649,028	—	to	—	1.62	to	1.62	18.36	to	18.36
2016	2,319,724	8.18	to	8.18	18,975,505	—	to	—	2.10	to	2.10	14.89	to	14.89

Hartford Global Growth HLS Fund (Class IA) (merged September 18, 2020)
2020	—	4.08	to	4.08	—	—	to	—	0.17	to	0.17	18.71	to	18.71
2019	411,755	3.43	to	3.43	1,414,023	—	to	—	0.40	to	0.40	32.61	to	32.61
2018	409,880	2.59	to	2.59	1,061,412	—	to	—	0.53	to	0.53	(3.81)	to	(3.81)
2017	62,808	2.69	to	2.69	169,083	—	to	—	0.52	to	0.52	32.73	to	32.73
2016	101,388	2.03	to	2.03	205,641	—	to	—	0.72	to	0.72	1.96	to	1.96

Hartford Growth Opportunities HLS Fund (Class IA) (merged September 18, 2020)
2020	—	94.02	to	94.02	—	—	to	—	—	to	—	39.21	to	39.21
2019	54,353	67.54	to	67.54	3,671,056	—	to	—	—	to	—	30.68	to	30.68
2018	58,677	51.68	to	51.68	3,032,566	—	to	—	—	to	—	0.53	to	0.53
2017	67,917	51.41	to	51.41	3,491,657	—	to	—	—	to	—	30.45	to	30.45
2016	71,694	39.41	to	39.41	2,825,556	—	to	—	0.43	to	0.43	(0.49)	to	(0.49)

Hartford High Yield HLS Fund (Class IA) (merged September 25, 2020)
2020	—	28.61	to	28.61	—	—	to	—	9.38	to	9.38	1.22	to	1.22
2019	25,800	28.26	to	28.26	729,204	—	to	—	6.51	to	6.51	15.06	to	15.06
2018	24,401	24.56	to	24.56	599,398	—	to	—	5.80	to	5.80	(3.44)	to	(3.44)
2017	22,202	25.44	to	25.44	564,847	—	to	—	6.12	to	6.12	7.61	to	7.61
2016	21,574	23.64	to	23.64	510,068	—	to	—	5.74	to	5.74	14.25	to	14.25

Hartford International Opportunities HLS Fund (Class IA)
2020	1,547,754	6.40	to	6.40	9,901,893	—	to	—	1.85	to	1.85	20.45	to	20.45
2019	1,612,703	5.31	to	5.31	8,565,760	—	to	—	1.88	to	1.88	26.42	to	26.42
2018	1,753,660	4.20	to	4.20	7,367,685	—	to	—	1.91	to	1.91	(18.74)	to	(18.74)
2017	1,827,878	5.17	to	5.17	9,451,024	—	to	—	1.40	to	1.40	25.25	to	25.25
2016	2,108,923	4.13	to	4.13	8,705,843	—	to	—	1.61	to	1.61	1.26	to	1.26

Hartford MidCap HLS Fund (Class IA)
2020	868,752	16.35	to	16.35	14,201,309	—	to	—	0.06	to	0.06	25.11	to	25.11
2019	854,175	13.07	to	13.07	11,161,005	—	to	—	0.18	to	0.18	32.87	to	32.87
2018	938,056	9.83	to	9.83	9,225,132	—	to	—	0.03	to	0.03	(7.44)	to	(7.44)
2017	1,117,247	10.63	to	10.63	11,871,124	—	to	—	—	to	—	24.47	to	24.47
2016	1,216,044	8.54	to	8.54	10,380,897	—	to	—	0.18	to	0.18	11.98	to	11.98

Hartford MidCap Value HLS Fund (Class IA) (merged September 18, 2020)
2020	—	40.24	to	40.24	—	—	to	—	0.63	to	0.63	(18.26)	to	(18.26)
2019	31,123	49.23	to	49.23	1,532,231	—	to	—	1.04	to	1.04	31.20	to	31.20
2018	33,462	37.52	to	37.52	1,255,611	—	to	—	1.01	to	1.01	(14.57)	to	(14.57)
2017	37,950	43.92	to	43.92	1,666,893	—	to	—	0.56	to	0.56	13.47	to	13.47
2016	41,831	38.71	to	38.71	1,619,305	—	to	—	0.53	to	0.53	12.82	to	12.82

Hartford Small Company HLS Fund (Class IA)
2020	792,244	10.12	to	10.12	8,021,028	—	to	—	—	to	—	55.52	to	55.52
2019	898,630	6.51	to	6.51	5,850,296	—	to	—	—	to	—	37.00	to	37.00
2018	1,021,365	4.75	to	4.75	4,853,671	—	to	—	—	to	—	(4.23)	to	(4.23)
2017	1,130,833	4.96	to	4.96	5,611,339	—	to	—	—	to	—	26.36	to	26.36
2016	1,465,870	3.93	to	3.93	5,756,397	—	to	—	—	to	—	2.05	to	2.05

SA-97

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Hartford Stock HLS Fund (Class IA)
2020	2,009,489	$12.18	to	$12.18	$24,467,070	—%	to	—%	1.66%	to	1.66%	12.08%	to	12.08%
2019	2,234,805	10.86	to	10.86	24,278,515	—	to	—	1.63	to	1.63	31.22	to	31.22
2018	2,462,784	8.28	to	8.28	20,389,562	—	to	—	1.51	to	1.51	(0.14)	to	(0.14)
2017	2,807,948	8.29	to	8.29	23,280,441	—	to	—	1.73	to	1.73	19.85	to	19.85
2016	3,134,896	6.92	to	6.92	21,686,895	—	to	—	1.84	to	1.84	7.42	to	7.42

Hartford Total Return Bond HLS Fund (Class IA)
2020	3,552,489	4.44	to	4.44	15,760,370	—	to	—	3.70	to	3.70	9.02	to	9.02
2019	3,566,928	4.07	to	4.07	14,514,507	—	to	—	3.91	to	3.91	10.65	to	10.65
2018	3,920,072	3.68	to	3.68	14,416,340	—	to	—	3.85	to	3.85	(0.81)	to	(0.81)
2017	3,905,452	3.71	to	3.71	14,479,463	—	to	—	2.93	to	2.93	5.16	to	5.16
2016	4,122,740	3.53	to	3.53	14,535,091	—	to	—	2.56	to	2.56	4.49	to	4.49

Hartford U.S. Government Securities HLS Fund (Class IA) (merged September 25, 2020)
2020	—	13.77	to	13.77	—	—	to	—	2.30	to	2.30	5.74	to	5.74
2019	166,829	13.02	to	13.02	2,172,452	—	to	—	2.56	to	2.56	5.22	to	5.22
2018	182,645	12.38	to	12.38	2,260,494	—	to	—	2.39	to	2.39	0.85	to	0.85
2017	194,705	12.27	to	12.27	2,389,499	—	to	—	2.17	to	2.17	1.32	to	1.32
2016	203,513	12.11	to	12.11	2,465,090	—	to	—	1.88	to	1.88	1.54	to	1.54

Hartford Ultrashort Bond HLS Fund (Class IA)
2020	4,931,785	1.95	to	1.95	9,594,343	—	to	—	2.31	to	2.31	1.44	to	1.44
2019	3,885,311	1.92	to	1.92	7,451,521	—	to	—	1.85	to	1.85	2.82	to	2.82
2018	4,151,194	1.87	to	1.87	7,743,430	—	to	—	1.17	to	1.17	1.57	to	1.57
2017	4,471,687	1.84	to	1.84	8,212,387	—	to	—	0.79	to	0.79	1.01	to	1.01
2016	5,287,073	1.82	to	1.82	9,612,374	—	to	—	0.46	to	0.46	0.96	to	0.96

Hartford Value HLS Fund (Class IA) (merged September 18, 2020)
2020	—	24.80	to	24.80	—	—	to	—	1.72	to	1.72	(11.32)	to	(11.32)
2019	80,306	27.96	to	27.96	2,245,710	—	to	—	1.98	to	1.98	27.71	to	27.71
2018	89,602	21.90	to	21.90	1,962,008	—	to	—	1.63	to	1.63	(10.18)	to	(10.18)
2017	100,544	24.38	to	24.38	2,451,151	—	to	—	1.77	to	1.77	15.44	to	15.44
2016	111,204	21.12	to	21.12	2,348,412	—	to	—	1.76	to	1.76	13.69	to	13.69

Invesco V.I. American Franchise Fund (Series I)
2020	7,864	38.91	to	38.91	306,038	—	to	—	0.07	to	0.07	42.35	to	42.35
2019	7,974	27.34	to	27.34	217,971	—	to	—	—	to	—	36.76	to	36.76
2018	9,626	19.99	to	19.99	192,425	—	to	—	—	to	—	(3.62)	to	(3.62)
2017	13,009	20.74	to	20.74	269,812	—	to	—	0.08	to	0.08	27.34	to	27.34
2016	12,903	16.29	to	16.29	210,165	—	to	—	—	to	—	2.27	to	2.27

Invesco V.I. American Value Fund (Series II)
2020	11,428	23.28	to	23.28	266,071	—	to	—	0.64	to	0.64	0.86	to	0.86
2019	12,879	23.08	to	23.08	297,298	—	to	—	0.46	to	0.46	24.71	to	24.71
2018	13,124	18.51	to	18.51	242,923	—	to	—	0.18	to	0.18	(12.87)	to	(12.87)
2017	50,028	21.24	to	21.24	1,062,773	—	to	—	0.60	to	0.60	9.68	to	9.68
2016	46,710	19.37	to	19.37	904,701	—	to	—	0.12	to	0.12	15.22	to	15.22

Invesco V.I. Balanced-Risk Allocation Fund (Series I)
2020	33,381	18.57	to	18.57	620,022	—	to	—	8.08	to	8.08	10.22	to	10.22
2019	33,652	16.85	to	16.85	567,068	—	to	—	—	to	—	15.21	to	15.21
2018	36,831	14.63	to	14.63	538,730	—	to	—	1.54	to	1.54	(6.46)	to	(6.46)
2017	44,309	15.64	to	15.64	692,861	—	to	—	3.50	to	3.50	10.16	to	10.16
2016	58,003	14.20	to	14.20	823,360	—	to	—	0.43	to	0.43	11.64	to	11.64

SA-98

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Invesco V.I. Comstock Fund (Series II)
2020	28,635	$27.02	to	$27.02	$773,594	—%	to	—%	2.22%	to	2.22%	(1.09)%	to	(1.09)%
2019	27,996	27.31	to	27.31	764,655	—	to	—	1.72	to	1.72	24.94	to	24.94
2018	28,836	21.86	to	21.86	630,377	—	to	—	1.45	to	1.45	(12.37)	to	(12.37)
2017	31,034	24.95	to	24.95	774,153	—	to	—	1.95	to	1.95	17.57	to	17.57
2016	31,511	21.22	to	21.22	668,560	—	to	—	1.34	to	1.34	16.99	to	16.99

Invesco V.I. Core Equity Fund (Series I)
2020	3,673	38.33	to	38.33	140,759	—	to	—	1.35	to	1.35	13.85	to	13.85
2019	3,928	33.66	to	33.66	132,226	—	to	—	0.91	to	0.91	28.96	to	28.96
2018	5,040	26.10	to	26.10	131,571	—	to	—	0.88	to	0.88	(9.39)	to	(9.39)
2017	5,520	28.81	to	28.81	159,038	—	to	—	1.02	to	1.02	13.17	to	13.17
2016	6,517	25.46	to	25.46	165,900	—	to	—	0.75	to	0.75	10.26	to	10.26

Invesco V.I. International Growth Fund (Series I)
2020	20,613	19.01	to	19.01	391,774	—	to	—	2.62	to	2.62	14.00	to	14.00
2019	18,727	16.67	to	16.67	312,235	—	to	—	1.60	to	1.60	28.57	to	28.57
2018	19,054	12.97	to	12.97	247,089	—	to	—	2.04	to	2.04	(14.98)	to	(14.98)
2017	20,687	15.25	to	15.25	315,515	—	to	—	1.39	to	1.39	23.00	to	23.00
2016	31,021	12.40	to	12.40	384,653	—	to	—	1.36	to	1.36	(0.45)	to	(0.45)

Invesco V.I. Mid Cap Core Equity Fund (Series I)
2020	25,461	38.31	to	38.31	975,431	—	to	—	0.72	to	0.72	9.25	to	9.25
2019	29,786	35.07	to	35.07	1,044,527	—	to	—	0.44	to	0.44	25.28	to	25.28
2018	41,302	27.99	to	27.99	1,156,147	—	to	—	0.51	to	0.51	(11.35)	to	(11.35)
2017	43,154	31.58	to	31.58	1,362,644	—	to	—	0.51	to	0.51	14.92	to	14.92
2016	50,265	27.48	to	27.48	1,381,162	—	to	—	0.08	to	0.08	13.43	to	13.43

Invesco V.I. Mid Cap Growth Fund (Series I) (merged April 30, 2020)
2020	—	22.15	to	22.15	—	—	to	—	—	to	—	(5.50)	to	(5.50)
2019	9,678	23.44	to	23.44	226,850	—	to	—	—	to	—	34.34	to	34.34
2018	12,493	17.45	to	17.45	217,986	—	to	—	—	to	—	(5.58)	to	(5.58)
2017	12,988	18.48	to	18.48	240,004	—	to	—	—	to	—	22.49	to	22.49
2016	13,161	15.09	to	15.09	198,553	—	to	—	—	to	—	0.76	to	0.76

Invesco V.I. Small Cap Equity Fund (Series I)
2020	21,395	36.28	to	36.28	776,166	—	to	—	0.36	to	0.36	27.24	to	27.24
2019	23,426	28.51	to	28.51	667,906	—	to	—	—	to	—	26.60	to	26.60
2018	24,164	22.52	to	22.52	544,188	—	to	—	—	to	—	(15.08)	to	(15.08)
2017	24,883	26.52	to	26.52	659,876	—	to	—	—	to	—	14.06	to	14.06
2016	22,455	23.25	to	23.25	522,118	—	to	—	—	to	—	12.06	to	12.06

Lord Abbett Bond Debenture Portfolio (Class VC)
2020	31,560	23.74	to	23.74	749,370	—	to	—	4.03	to	4.03	7.30	to	7.30
2019	27,600	22.13	to	22.13	610,748	—	to	—	3.84	to	3.84	13.35	to	13.35
2018	30,478	19.52	to	19.52	594,973	—	to	—	3.92	to	3.92	(4.02)	to	(4.02)
2017	39,635	20.34	to	20.34	806,130	—	to	—	4.15	to	4.15	9.21	to	9.21
2016	41,596	18.62	to	18.62	774,651	—	to	—	4.60	to	4.60	12.13	to	12.13

Lord Abbett Dividend Growth Portfolio (Class VC)
2020	46,934	37.11	to	37.11	1,741,870	—	to	—	0.98	to	0.98	15.42	to	15.42
2019	51,196	32.16	to	32.16	1,646,287	—	to	—	1.59	to	1.59	26.45	to	26.45
2018	55,946	25.43	to	25.43	1,422,775	—	to	—	1.82	to	1.82	(4.67)	to	(4.67)
2017	59,309	26.68	to	26.68	1,582,209	—	to	—	1.77	to	1.77	19.12	to	19.12
2016	56,621	22.39	to	22.39	1,268,026	—	to	—	1.75	to	1.75	15.10	to	15.10

SA-99

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Lord Abbett Growth and Income Portfolio (Class VC)
2020	29,656	$25.63	to	$25.63	$760,075	—%	to	—%	1.70%	to	1.70%	2.70%	to	2.70%
2019	32,632	24.96	to	24.96	814,373	—	to	—	1.69	to	1.69	22.49	to	22.49
2018	33,661	20.37	to	20.37	685,810	—	to	—	1.41	to	1.41	(8.14)	to	(8.14)
2017	33,850	22.18	to	22.18	750,805	—	to	—	1.39	to	1.39	13.38	to	13.38
2016	34,177	19.56	to	19.56	668,590	—	to	—	1.52	to	1.52	17.11	to	17.11

MFS® Investors Trust Series (Initial Class)
2020	5,637	39.87	to	39.87	224,738	—	to	—	0.64	to	0.64	13.87	to	13.87
2019	5,802	35.01	to	35.01	203,172	—	to	—	0.68	to	0.68	31.58	to	31.58
2018	5,613	26.61	to	26.61	149,358	—	to	—	0.64	to	0.64	(5.49)	to	(5.49)
2017	5,642	28.16	to	28.16	158,851	—	to	—	0.73	to	0.73	23.35	to	23.35
2016	5,778	22.83	to	22.83	131,905	—	to	—	0.86	to	0.86	8.59	to	8.59

MFS® New Discovery Series (Initial Class)
2020	11,051	83.87	to	83.87	926,803	—	to	—	—	to	—	45.89	to	45.89
2019	12,323	57.49	to	57.49	708,434	—	to	—	—	to	—	41.70	to	41.70
2018	12,202	40.57	to	40.57	495,022	—	to	—	—	to	—	(1.48)	to	(1.48)
2017	12,138	41.18	to	41.18	499,825	—	to	—	—	to	—	26.65	to	26.65
2016	14,075	32.51	to	32.51	457,588	—	to	—	—	to	—	9.05	to	9.05

MFS® Total Return Bond Series (Initial Class)
2020	81,691	19.32	to	19.32	1,578,272	—	to	—	3.77	to	3.77	8.47	to	8.47
2019	81,449	17.81	to	17.81	1,450,732	—	to	—	3.38	to	3.38	10.21	to	10.21
2018	90,222	16.16	to	16.16	1,458,176	—	to	—	3.28	to	3.28	(1.09)	to	(1.09)
2017	91,017	16.34	to	16.34	1,487,174	—	to	—	3.38	to	3.38	4.46	to	4.46
2016	82,383	15.64	to	15.64	1,288,664	—	to	—	3.37	to	3.37	4.23	to	4.23

MFS® Total Return Series (Initial Class)
2020	100,302	32.37	to	32.37	3,246,522	—	to	—	2.28	to	2.28	9.81	to	9.81
2019	108,387	29.47	to	29.47	3,194,686	—	to	—	2.34	to	2.34	20.38	to	20.38
2018	114,149	24.48	to	24.48	2,794,833	—	to	—	2.20	to	2.20	(5.61)	to	(5.61)
2017	117,455	25.94	to	25.94	3,046,728	—	to	—	2.34	to	2.34	12.30	to	12.30
2016	125,016	23.10	to	23.10	2,887,715	—	to	—	2.91	to	2.91	9.09	to	9.09

MFS® Value Series (Initial Class)
2020	28,895	28.25	to	28.25	816,312	—	to	—	1.58	to	1.58	3.48	to	3.48
2019	28,547	27.30	to	27.30	779,406	—	to	—	2.07	to	2.07	29.80	to	29.80
2018	33,611	21.03	to	21.03	706,969	—	to	—	1.51	to	1.51	(10.09)	to	(10.09)
2017	38,566	23.39	to	23.39	902,195	—	to	—	1.94	to	1.94	17.65	to	17.65
2016	38,575	19.88	to	19.88	767,016	—	to	—	2.13	to	2.13	14.09	to	14.09

Invesco Oppenheimer V.I. Capital Appreciation Fund (Series II)
2020	9,414	40.50	to	40.50	381,294	—	to	—	—	to	—	36.24	to	36.24
2019	10,098	29.73	to	29.73	300,221	—	to	—	—	to	—	35.85	to	35.85
2018	10,852	21.88	to	21.88	237,485	—	to	—	—	to	—	(5.96)	to	(5.96)
2017	14,129	23.27	to	23.27	328,792	—	to	—	0.01	to	0.01	26.50	to	26.50
2016	15,103	18.40	to	18.40	277,817	—	to	—	0.12	to	0.12	(2.43)	to	(2.43)

Invesco Oppenheimer V.I. Global Fund (Series II)
2020	40,166	37.63	to	37.63	1,511,448	—	to	—	0.41	to	0.41	27.34	to	27.34
2019	60,639	29.55	to	29.55	1,791,984	—	to	—	0.66	to	0.66	31.45	to	31.45
2018	65,578	22.48	to	22.48	1,474,234	—	to	—	0.74	to	0.74	(13.39)	to	(13.39)
2017	69,472	25.96	to	25.96	1,803,271	—	to	—	0.73	to	0.73	36.32	to	36.32
2016	69,793	19.04	to	19.04	1,328,960	—	to	—	0.76	to	0.76	(0.16)	to	(0.16)

SA-100

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Invesco Oppenheimer V.I. Main Street Fund® (Series II)
2020	6,780	$35.03	to	$35.03	$237,482	—%	to	—%	1.10%	to	1.10%	13.69%	to	13.69%
2019	7,877	30.81	to	30.81	242,671	—	to	—	0.75	to	0.75	31.74	to	31.74
2018	7,143	23.39	to	23.39	167,048	—	to	—	0.94	to	0.94	(8.10)	to	(8.10)
2017	7,704	25.45	to	25.45	196,029	—	to	—	0.94	to	0.94	16.63	to	16.63
2016	10,503	21.82	to	21.82	229,136	—	to	—	0.68	to	0.68	11.30	to	11.30

Invesco Oppenheimer V.I. Main Street Small Cap Fund® (Series II)
2020	11,461	35.29	to	35.29	404,484	—	to	—	0.31	to	0.31	19.64	to	19.64
2019	5,869	29.50	to	29.50	173,123	—	to	—	—	to	—	26.13	to	26.13
2018	5,181	23.39	to	23.39	121,174	—	to	—	0.06	to	0.06	(10.54)	to	(10.54)
2017	8,776	26.14	to	26.14	229,432	—	to	—	0.64	to	0.64	13.91	to	13.91
2016	6,951	22.95	to	22.95	159,518	—	to	—	0.24	to	0.24	17.67	to	17.67

Putnam VT Small Cap Growth Fund (Class IB)
2020	15,969	62.22	to	62.22	993,614	—	to	—	—	to	—	48.37	to	48.37
2019	18,416	41.94	to	41.94	772,322	—	to	—	—	to	—	37.45	to	37.45
2018	20,084	30.51	to	30.51	612,795	—	to	—	—	to	—	(13.84)	to	(13.84)
2017	21,309	35.41	to	35.41	754,602	—	to	—	0.48	to	0.48	7.93	to	7.93
2016	22,339	32.81	to	32.81	732,952	—	to	—	0.78	to	0.78	15.52	to	15.52

Putnam VT Diversified Income Fund (Class IA)
2020	2,329	37.69	to	37.69	87,778	—	to	—	8.00	to	8.00	(0.76)	to	(0.76)
2019	2,632	37.98	to	37.98	99,964	—	to	—	3.57	to	3.57	11.56	to	11.56
2018	2,831	34.04	to	34.04	96,376	—	to	—	4.49	to	4.49	(0.74)	to	(0.74)
2017	3,153	34.30	to	34.30	108,138	—	to	—	5.93	to	5.93	7.42	to	7.42
2016	3,562	31.93	to	31.93	113,719	—	to	—	7.66	to	7.66	5.76	to	5.76

Putnam VT Equity Income Fund (Class IA)
2020	246,514	48.02	to	48.02	11,838,753	—	to	—	1.98	to	1.98	6.06	to	6.06
2019	274,250	45.28	to	45.28	12,418,577	—	to	—	2.30	to	2.30	30.73	to	30.73
2018	313,765	34.64	to	34.64	10,868,014	—	to	—	0.91	to	0.91	(8.27)	to	(8.27)
2017	350,117	37.76	to	37.76	13,220,894	—	to	—	0.04	to	0.04	19.06	to	19.06
2016	5,018	31.72	to	31.72	159,147	—	to	—	2.20	to	2.20	13.96	to	13.96

Putnam VT Global Asset Allocation Fund (Class IA)
2020	15,139	70.63	to	70.63	1,069,204	—	to	—	2.13	to	2.13	12.58	to	12.58
2019	16,245	62.73	to	62.73	1,019,073	—	to	—	1.73	to	1.73	17.42	to	17.42
2018	17,033	53.43	to	53.43	910,035	—	to	—	2.15	to	2.15	(7.02)	to	(7.02)
2017	18,998	57.46	to	57.46	1,091,701	—	to	—	1.70	to	1.70	15.67	to	15.67
2016	20,476	49.68	to	49.68	1,017,262	—	to	—	2.24	to	2.24	6.98	to	6.98

Putnam VT Global Equity Fund (Class IA)
2020	79,030	62.50	to	62.50	4,939,462	—	to	—	0.41	to	0.41	10.32	to	10.32
2019	91,494	56.66	to	56.66	5,183,729	—	to	—	0.00 (1)	to	0.00 (1)	26.92	to	26.92
2018	92,423	44.64	to	44.64	4,125,614	—	to	—	0.57	to	0.57	(12.21)	to	(12.21)
2017	102,106	50.85	to	50.85	5,191,892	—	to	—	1.63	to	1.63	28.71	to	28.71
2016	116,437	39.51	to	39.51	4,600,096	—	to	—	1.36	to	1.36	1.37	to	1.37

Putnam VT Global Health Care Fund (Class IA)
2020	3,330	57.46	to	57.46	191,352	—	to	—	0.71	to	0.71	16.47	to	16.47
2019	3,951	49.34	to	49.34	194,922	—	to	—	0.27	to	0.27	30.58	to	30.58
2018	5,102	37.78	to	37.78	192,756	—	to	—	1.22	to	1.22	(0.29)	to	(0.29)
2017	6,021	37.89	to	37.89	228,147	—	to	—	0.77	to	0.77	15.60	to	15.60
2016	6,892	32.78	to	32.78	225,915	—	to	—	—	to	—	(11.14)	to	(11.14)

SA-101

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Putnam VT High Yield Fund (Class IA)
2020	48,565	$59.20	to	$59.20	$2,875,123	—%	to	—%	5.84%	to	5.84%	5.50%	to	5.50%
2019	49,363	56.11	to	56.11	2,769,970	—	to	—	6.06	to	6.06	14.55	to	14.55
2018	54,392	48.99	to	48.99	2,664,486	—	to	—	5.99	to	5.99	(3.59)	to	(3.59)
2017	58,596	50.81	to	50.81	2,977,312	—	to	—	6.24	to	6.24	7.22	to	7.22
2016	72,095	47.39	to	47.39	3,416,576	—	to	—	6.39	to	6.39	15.66	to	15.66

Putnam VT Income Fund (Class IA)
2020	45,975	45.21	to	45.21	2,078,741	—	to	—	5.06	to	5.06	6.01	to	6.01
2019	55,755	42.65	to	42.65	2,378,031	—	to	—	3.43	to	3.43	12.24	to	12.24
2018	62,835	38.00	to	38.00	2,387,615	—	to	—	3.39	to	3.39	0.37	to	0.37
2017	71,479	37.86	to	37.86	2,706,085	—	to	—	4.50	to	4.50	5.90	to	5.90
2016	73,440	35.75	to	35.75	2,625,317	—	to	—	4.59	to	4.59	2.27	to	2.27

Putnam VT International Equity Fund (Class IA)
2020	107,760	29.47	to	29.47	3,175,681	—	to	—	1.80	to	1.80	12.35	to	12.35
2019	109,543	26.23	to	26.23	2,873,389	—	to	—	1.67	to	1.67	25.55	to	25.55
2018	126,979	20.89	to	20.89	2,652,904	—	to	—	1.59	to	1.59	(18.95)	to	(18.95)
2017	128,358	25.78	to	25.78	3,308,541	—	to	—	2.75	to	2.75	26.93	to	26.93
2016	171,953	20.31	to	20.31	3,491,898	—	to	—	3.64	to	3.64	(2.21)	to	(2.21)

Putnam VT Emerging Markets Equity Fund (Class IA)
2020	1,785	33.90	to	33.90	60,497	—	to	—	0.28	to	0.28	28.25	to	28.25
2019	1,942	26.43	to	26.43	51,332	—	to	—	—	to	—	25.21	to	25.21
2018	2,068	21.11	to	21.11	43,646	—	to	—	0.14	to	0.14	(18.40)	to	(18.40)
2017	2,352	25.87	to	25.87	60,850	—	to	—	1.28	to	1.28	35.37	to	35.37
2016	2,524	19.11	to	19.11	48,233	—	to	—	1.28	to	1.28	(6.46)	to	(6.46)

Putnam VT International Value Fund (Class IA)
2020	1,255	24.70	to	24.70	31,005	—	to	—	2.73	to	2.73	4.23	to	4.23
2019	1,381	23.69	to	23.69	32,727	—	to	—	2.92	to	2.92	20.44	to	20.44
2018	1,498	19.67	to	19.67	29,462	—	to	—	2.29	to	2.29	(17.38)	to	(17.38)
2017	1,676	23.81	to	23.81	39,915	—	to	—	1.69	to	1.69	25.06	to	25.06
2016	1,866	19.04	to	19.04	35,522	—	to	—	2.72	to	2.72	1.28	to	1.28

Putnam VT Multi-Cap Core Fund (Class IA)
2020	3,503	37.42	to	37.42	131,088	—	to	—	1.17	to	1.17	17.64	to	17.64
2019	3,572	31.81	to	31.81	113,616	—	to	—	1.47	to	1.47	32.00	to	32.00
2018	4,431	24.10	to	24.10	106,765	—	to	—	1.34	to	1.34	(7.44)	to	(7.44)
2017	4,809	26.03	to	26.03	125,198	—	to	—	1.31	to	1.31	23.14	to	23.14
2016	5,490	21.14	to	21.14	116,068	—	to	—	1.54	to	1.54	12.34	to	12.34

Putnam VT Government Money Market Fund (Class IA)
2020	3,774	1.88	to	1.88	7,078	—	to	—	0.26	to	0.26	0.23	to	0.23
2019	4,430	1.87	to	1.87	8,288	—	to	—	1.81	to	1.81	1.80	to	1.80
2018	5,273	1.84	to	1.84	9,691	—	to	—	1.41	to	1.41	1.43	to	1.43
2017	6,092	1.81	to	1.81	11,039	—	to	—	0.46	to	0.46	0.48	to	0.48
2016	6,871	1.80	to	1.80	12,392	—	to	—	0.01	to	0.01	0.00 (1)	to	0.00 (1)

Putnam VT Sustainable Leaders Fund (Class IA)
2020	109,953	106.83	to	106.83	11,746,124	—	to	—	0.63	to	0.63	29.06	to	29.06
2019	119,893	82.77	to	82.77	9,923,786	—	to	—	0.68	to	0.68	36.72	to	36.72
2018	130,693	60.54	to	60.54	7,912,323	—	to	—	0.01	to	0.01	(1.28)	to	(1.28)
2017	142,179	61.33	to	61.33	8,719,439	—	to	—	0.83	to	0.83	29.55	to	29.55
2016	153,052	47.34	to	47.34	7,244,975	—	to	—	0.96	to	0.96	8.06	to	8.06

SA-102

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Putnam VT Small Cap Value Fund (Class IB)
2020	27,344	$22.79	to	$22.79	$623,128	—%	to	—%	1.07%	to	1.07%	3.96%	to	3.96%
2019	29,504	21.92	to	21.92	646,710	—	to	—	0.65	to	0.65	24.24	to	24.24
2018	30,325	17.64	to	17.64	535,017	—	to	—	0.39	to	0.39	(19.93)	to	(19.93)
2017	30,252	22.03	to	22.03	666,556	—	to	—	0.69	to	0.69	7.87	to	7.87
2016	31,519	20.43	to	20.43	643,781	—	to	—	1.22	to	1.22	27.49	to	27.49

Templeton Foreign VIP Fund (Class 2)
2020	11,933	22.28	to	22.28	265,914	—	to	—	3.64	to	3.64	(1.16)	to	(1.16)
2019	15,114	22.54	to	22.54	340,747	—	to	—	1.88	to	1.88	12.53	to	12.53
2018	18,097	20.03	to	20.03	362,571	—	to	—	2.67	to	2.67	(15.44)	to	(15.44)
2017	18,350	23.69	to	23.69	434,770	—	to	—	2.59	to	2.59	16.69	to	16.69
2016	18,194	20.30	to	20.30	369,416	—	to	—	1.87	to	1.87	7.18	to	7.18

Templeton Global Bond VIP Fund (Class 2)
2020	89,604	18.54	to	18.54	1,661,184	—	to	—	8.28	to	8.28	(5.28)	to	(5.28)
2019	96,446	19.57	to	19.57	1,887,708	—	to	—	7.00	to	7.00	2.01	to	2.01
2018	109,702	19.19	to	19.19	2,104,786	—	to	—	—	to	—	1.94	to	1.94
2017	108,242	18.82	to	18.82	2,037,299	—	to	—	—	to	—	1.93	to	1.93
2016	109,421	18.47	to	18.47	2,020,569	—	to	—	—	to	—	2.94	to	2.94

Templeton Growth VIP Fund (Class 2)
2020	23,537	17.52	to	17.52	412,344	—	to	—	3.00	to	3.00	5.80	to	5.80
2019	24,103	16.56	to	16.56	399,115	—	to	—	2.76	to	2.76	15.15	to	15.15
2018	24,545	14.38	to	14.38	352,952	—	to	—	1.98	to	1.98	(14.85)	to	(14.85)
2017	24,759	16.89	to	16.89	418,114	—	to	—	1.62	to	1.62	18.50	to	18.50
2016	25,133	14.25	to	14.25	358,163	—	to	—	2.02	to	2.02	9.62	to	9.62

Morgan Stanley VIF Discovery Portfolio (Class II)
2020	13,479	80.32	to	80.32	1,082,681	—	to	—	—	to	—	152.04	to	152.04
2019	6,508	31.87	to	31.87	207,395	—	to	—	—	to	—	39.97	to	39.97
2018	6,918	22.77	to	22.77	157,521	—	to	—	—	to	—	10.53	to	10.53
2017	7,581	20.60	to	20.60	156,158	—	to	—	—	to	—	38.60	to	38.60
2016	6,979	14.86	to	14.86	103,734	—	to	—	—	to	—	(8.84)	to	(8.84)

Putnam VT Growth Opportunities Fund (Class IA) (available July 8, 2016)
2020	861,286	27.10	to	27.10	23,337,147	—	to	—	0.25	to	0.25	39.09	to	39.09
2019	938,854	19.48	to	19.48	18,289,975	—	to	—	0.37	to	0.37	37.11	to	37.11
2018	1,097,874	14.21	to	14.21	15,599,040	—	to	—	0.06	to	0.06	2.60	to	2.60
2017	1,207,831	13.85	to	13.85	16,726,088	—	to	—	0.14	to	0.14	31.30	to	31.30
2016	1,306,136	10.55	to	10.55	13,775,960	—	to	—	—	to	—	5.23	to	5.23

BlackRock S&P 500 Index V.I. Fund (Class I) (available April 20, 2018)
2020	1,313,704	14.64	to	14.64	19,233,751	—	to	—	1.72	to	1.72	18.24	to	18.24
2019	1,837,640	12.38	to	12.38	22,754,282	—	to	—	2.71	to	2.71	31.34	to	31.34
2018	1,530,748	9.43	to	9.43	14,431,101	—	to	—	0.99	to	0.99	(4.93)	to	(4.93)
2017	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2016	—	—	to	—	—	—	to	—	—	to	—	—	to	—

Fidelity® VIP Equity-Income Portfolio (Service Class 2)
2020	26,727	27.65	to	27.65	738,898	—	to	—	1.66	to	1.66	6.44	to	6.44
2019	27,227	25.97	to	25.97	707,178	—	to	—	1.74	to	1.74	27.11	to	27.11
2018	31,531	20.43	to	20.43	644,314	—	to	—	2.12	to	2.12	(8.54)	to	(8.54)
2017	31,290	22.34	to	22.34	699,081	—	to	—	1.56	to	1.56	12.65	to	12.65
2016	30,821	19.83	to	19.83	611,274	—	to	—	2.16	to	2.16	17.71	to	17.71

Putnam VT Diversified Income Fund (Class IB)
2020	11,406	17.70	to	17.70	201,910	—	to	—	7.99	to	7.99	(0.90)	to	(0.90)
2019	12,887	17.86	to	17.86	230,203	—	to	—	3.31	to	3.31	11.23	to	11.23
2018	13,415	16.06	to	16.06	215,436	—	to	—	4.30	to	4.30	(0.98)	to	(0.98)
2017	16,296	16.22	to	16.22	264,305	—	to	—	5.84	to	5.84	7.12	to	7.12
2016	10,747	15.14	to	15.14	162,721	—	to	—	7.80	to	7.80	5.42	to	5.42

SA-103

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Putnam VT Equity Income Fund (Class IB)
2020	21,959	$48.71	to	$48.71	$1,069,536	—%	to	—%	1.78%	to	1.78%	5.80%	to	5.80%
2019	24,170	46.03	to	46.03	1,112,681	—	to	—	2.02	to	2.02	30.40	to	30.40
2018	31,130	35.30	to	35.30	1,098,951	—	to	—	0.69	to	0.69	(8.49)	to	(8.49)
2017	34,359	38.58	to	38.58	1,325,429	—	to	—	1.21	to	1.21	18.77	to	18.77
2016	23,000	32.48	to	32.48	747,035	—	to	—	1.95	to	1.95	13.64	to	13.64

Putnam VT Global Equity Fund (Class IB)
2020	640	35.76	to	35.76	22,870	—	to	—	0.19	to	0.19	10.07	to	10.07
2019	932	32.49	to	32.49	30,289	—	to	—	—	to	—	26.60	to	26.60
2018	1,254	25.66	to	25.66	32,178	—	to	—	0.32	to	0.32	(12.43)	to	(12.43)
2017	1,445	29.31	to	29.31	42,347	—	to	—	1.39	to	1.39	28.38	to	28.38
2016	1,573	22.83	to	22.83	35,919	—	to	—	1.30	to	1.30	1.07	to	1.07

Putnam VT High Yield Fund (Class IB)
2020	25,286	31.32	to	31.32	791,852	—	to	—	5.81	to	5.81	5.21	to	5.21
2019	28,162	29.77	to	29.77	838,290	—	to	—	5.74	to	5.74	14.40	to	14.40
2018	28,093	26.02	to	26.02	731,013	—	to	—	5.66	to	5.66	(4.07)	to	(4.07)
2017	30,695	27.12	to	27.12	832,555	—	to	—	5.88	to	5.88	6.98	to	6.98
2016	32,800	25.35	to	25.35	831,628	—	to	—	6.29	to	6.29	15.55	to	15.55

Putnam VT Income Fund (Class IB)
2020	36,260	22.76	to	22.76	825,180	—	to	—	4.68	to	4.68	5.73	to	5.73
2019	36,798	21.52	to	21.52	792,039	—	to	—	3.14	to	3.14	11.89	to	11.89
2018	37,587	19.24	to	19.24	723,022	—	to	—	3.00	to	3.00	0.20	to	0.20
2017	38,847	19.20	to	19.20	745,771	—	to	—	4.28	to	4.28	5.59	to	5.59
2016	41,411	18.18	to	18.18	752,872	—	to	—	4.53	to	4.53	2.00	to	2.00

Putnam VT International Equity Fund (Class IB)
2020	15,827	27.86	to	27.86	441,016	—	to	—	1.57	to	1.57	12.10	to	12.10
2019	15,830	24.86	to	24.86	393,488	—	to	—	1.35	to	1.35	25.15	to	25.15
2018	16,280	19.86	to	19.86	323,359	—	to	—	1.36	to	1.36	(19.11)	to	(19.11)
2017	16,183	24.56	to	24.56	397,367	—	to	—	2.11	to	2.11	26.58	to	26.58
2016	16,054	19.40	to	19.40	311,425	—	to	—	3.27	to	3.27	(2.45)	to	(2.45)

Putnam VT Sustainable Leaders Fund (Class IB)
2020	1,590	63.98	to	63.98	101,746	—	to	—	0.42	to	0.42	28.74	to	28.74
2019	1,582	49.69	to	49.69	78,632	—	to	—	0.44	to	0.44	36.36	to	36.36
2018	1,589	36.44	to	36.44	57,900	—	to	—	—	to	—	(1.53)	to	(1.53)
2017	1,622	37.01	to	37.01	60,031	—	to	—	0.63	to	0.63	29.22	to	29.22
2016	1,841	28.64	to	28.64	52,735	—	to	—	0.72	to	0.72	7.79	to	7.79

Putnam VT Growth Opportunities Fund (Class IB) (available July 8, 2016)
2020	24,719	27.18	to	27.18	671,798	—	to	—	0.04	to	0.04	38.71	to	38.71
2019	29,179	19.59	to	19.59	571,708	—	to	—	0.13	to	0.13	36.74	to	36.74
2018	36,853	14.33	to	14.33	528,051	—	to	—	—	to	—	2.38	to	2.38
2017	37,137	14.00	to	14.00	519,747	—	to	—	0.10	to	0.10	30.90	to	30.90
2016	38,915	10.69	to	10.69	416,060	—	to	—	—	to	—	5.17	to	5.17

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I) (available April 30, 2020)
2020	16,838	14.59	to	14.59	245,597	—	to	—	—	to	—	48.27	to	48.27
2019	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2018	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2017	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2016	—	—	to	—	—	—	to	—	—	to	—	—	to	—

SA-104

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

*    This represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
**    These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Funds, net of management fees assessed by the Funds’ manager, divided by the average net assets. These ratios exclude those expenses, if any, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
***    This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
#    Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.
(1)    Amount is less than 0.01%.

7.    Subsequent Events:

On January 18, 2021, the Sponsor Company’s indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, entered into a definitive agreement to merge Hopmeadow Holdings LP with a subsidiary of Sixth Street, a leading global investment firm. The merger is subject to regulatory approvals and other customary closing conditions and is expected to close in the second quarter of 2021. If consummated, the merger would result in a change of ownership and control of the Sponsor Company.

Management has evaluated events subsequent to December 31, 2020 and through April 13, 2021, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

SA-105

Talcott Resolution Life Insurance Company and Subsidiaries
Audited Financial Statements
As of December 31, 2020 and December 31, 2019 (Successor Company)
For the years ended December 31, 2020 and 2019 (Successor Company), the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

Description	Page
Report of Independent Registered Public Accounting Firm	F-3
Consolidated Statements of Operations — For the Years Ended December 31, 2020 and 2019 (Successor Company), For the Period of June 1, 2018 to December 31, 2018 (Successor Company) and For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)
F-6
Consolidated Statements of Comprehensive Income (Loss) — For the Years Ended December 31, 2020 and 2019 (Successor Company), For the Period of June 1, 2018 to December 31, 2018 (Successor Company) and For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)	F-7
Consolidated Balance Sheets — As of December 31, 2020 and 2019 (Successor Company)	F-8
Consolidated Statements of Changes in Stockholder's Equity — For the Years Ended December 31, 2020 and 2019 (Successor Company), For the Period of June 1, 2018 to December 31, 2018 (Successor Company) and For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)	F-9
Consolidated Statements of Cash Flows — For the Years Ended December 31, 2020 and 2019 (Successor Company), For the Period of June 1, 2018 to December 31, 2018 (Successor Company) and For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)	F-10
Notes to Consolidated Financial Statements	F-11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Talcott Resolution Life Insurance Company
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2020 and 2019, the related consolidated statements of operations, comprehensive income (loss), changes in stockholder's equity, and cash flows, for the years ended December 31, 2020 and December 31, 2019 and the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company), and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years ended December 31, 2020 and December 31, 2019 and the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company), in conformity with accounting principles generally accepted in the United States of America.
Emphasis of Matters
As discussed in Note 1 to the financial statements, the Company's direct parent, Talcott Resolution Life, Inc., was acquired by Hopmeadow Holdings, LP on May 31, 2018. The Company elected to apply pushdown accounting by applying the guidance permitted under Accounting Standards Codification Topic 805, Business Combinations.
As discussed in Note 15 to the financial statements, on January 18, 2021, the Company's indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, entered into a definitive agreement to merge Hopmeadow Holdings LP with a subsidiary of Sixth Street. The merger is subject to regulatory approvals and other customary closing conditions. If consummated, the merger would result in a change of ownership and control of the Company and its life and annuity operating subsidiaries.
Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Future Policy Benefits, Embedded Derivatives and Amortization of Value of Business Acquired— Refer to Notes 1, 2, 4, 6 and 7 to the Consolidated Financial Statements
Critical Audit Matter Description
The Company’s products include universal life-type annuity contracts with guarantees that result in death and other insurance benefit liabilities to the Company. These liabilities are reported as a component of Reserves for Future Policy Benefits.
Certain annuity contracts offered riders with guaranteed minimum withdrawal benefits, the non-life contingent portion of which are accounted for as embedded derivatives and are reported as a component of Other Policyholder Funds and Benefits Payable.
Value of business acquired (VOBA) is an intangible asset, and represents an estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts. VOBA is amortized over the estimated gross profits of those acquired contracts.
The valuation of the reserves for such future policy benefits, valuation of embedded derivatives included within other policyholder funds, and the amortization of VOBA are measured based on actuarial methodologies and underlying economic and future policyholder behavior assumptions. Significant judgment is involved in the selection of the assumptions used to determine the valuation of the reserves for such future policy benefits, in the methods and assumptions used in the valuation of embedded derivatives, and the estimated gross profits used in the valuation of the amortization of VOBA. The principal assumptions include mortality, lapse, withdrawal, persistency, expenses, and interest rates.
Given the high level of estimation uncertainty of management’s actuarial assumptions, performing audit procedures to evaluate these assumptions required a high degree of auditor judgment and an increased extent of effort, including the need to involve our actuarial specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing assumptions used by management to estimate the valuation of future policy benefits, valuation of embedded derivatives and amortization of VOBA included the following, among others:
•We tested the effectiveness of management’s controls over the assumption setting process.
•We tested the completeness and accuracy of the underlying data that served as the basis for the assumptions.
•With the assistance of our actuarial specialists, we evaluated the appropriateness of the assumptions and methodologies used by management.
•With the assistance of our actuarial specialists, on a sample basis, we developed independent estimates of the valuations derived from those assumptions and methodologies and compared our estimates to management’s estimates.
Investments in Fixed Maturities Classified as Available-for-Sale and Freestanding Derivatives — Refer to Notes 2, 3 and 4 to the consolidated financial statements
Critical Audit Matter Description
Investments in fixed maturities classified as available-for-sale are reported at fair value in the consolidated financial statements. Freestanding derivatives, which are reported in other investments or other liabilities, as appropriate, after considering the impact of master netting agreements, are also reported at fair value in the consolidated financial statements. Where fair values cannot be determined based on observable inputs, management uses unobservable inputs, such as credit spreads, equity volatility and interest rates beyond the observable curve, requiring judgment by management to determine the estimated fair value.
We identified investments in fixed maturities classified as available-for-sale and freestanding derivatives as a critical audit matter because of the unobservable inputs management uses to estimate fair value. Auditing these unobservable inputs used by management required a high degree of auditor judgment, and an increased extent of effort, including the need to involve our fair value specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing the valuation of fixed maturities classified as available-for-sale and freestanding derivatives included the following, among others:
•We tested the effectiveness of management’s controls over the determination of fair value.
•We evaluated management’s valuation methodology and the reasonableness of the unobservable inputs.

•With assistance of our fair value specialists, on a sample basis, we developed independent fair value estimates and compared our estimates to management’s estimates.

/s/ DELOITTE & TOUCHE LLP

Hartford, CT
February 25, 2021

We have served as the Company’s auditor since 2002.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations

	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
(In millions)	2020	2019
Revenues
Fee income and other	$741	$821	$502	$381
Earned premiums	35	42	31	42
Net investment income	816	924	509	520
Net realized capital gains (losses)	(74)	(275)	142	(107)
Amortization of deferred reinsurance gain	53	59	38	—
Total revenues	1,571	1,571	1,222	836
Benefits, losses and expenses
Benefits, loss and loss adjustment expenses	626	760	415	534
Amortization of deferred policy acquisition costs ("DAC") and value of business acquired ("VOBA")	50	(25)	98	16
Insurance operating costs and other expenses	364	423	235	183
Other intangible asset amortization	6	5	4	—
Dividends to policyholders	60	5	2	2
Total benefits, losses and expenses	1,106	1,168	754	735
Income before income taxes	465	403	468	101
Income tax expense	66	44	59	7
Net income	$399	$359	$409	$94
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss)

	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
(In millions)	2020	2019
Net income	$399	$359	$409	$94
Other comprehensive income (loss):
Change in net unrealized gain on fixed maturities	565	890	(173)	(430)
Change in unrealized losses on fixed maturities, AFS for which an allowance for credit losses ("ACL") has been recorded	—
Change in net gain on cash-flow hedging instruments	(1)	—	—	(18)
Change in foreign currency translation adjustments	—	(2)	2	1
OCI, net of tax	564	888	(171)	(447)
Comprehensive income (loss)	$963	$1,247	$238	$(353)
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets

	Successor Company
	As of December 31,
(In millions, except for share data)	2020	2019
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (net of ACL of $1 and $0, respectively) (amortized cost of $13,137 and $13,020, respectively)	$14,875	$13,988
Equity securities, at fair value	65	45
Mortgage loans (net of ACL of $17 and $0, respectively)	2,092	2,241
Policy loans, at outstanding balance	1,452	1,467
Limited partnerships and other alternative investments	999	939
Other investments	24	40
Short-term investments	802	550
Total investments	20,309	19,270
Cash	40	128
Premiums receivable and agents’ balances, net	10	12
Reinsurance recoverables (net of ACL of $7 and $0, respectively)	27,455	28,824
VOBA	586	696
Deferred income taxes, net	478	681
Other intangible assets	40	46
Other assets	345	481
Separate account assets	109,625	104,575
Total assets	$158,888	$154,713
Liabilities
Reserve for future policy benefits	$18,625	$18,465
Other policyholder funds and benefits payable	25,307	27,161
Other liabilities	2,146	1,960
Separate account liabilities	109,625	104,575
Total liabilities	155,703	152,161
Commitments and Contingencies (Note 11)
Stockholder’s Equity
Common stock—1,000 shares authorized, issued and outstanding, par value $5,690	6	6
Additional paid-in capital	1,761	1,761
Accumulated other comprehensive income ("AOCI"), net of tax	1,281	717
Retained earnings	137	68
Total stockholder’s equity	3,185	2,552
Total liabilities and stockholder’s equity	$158,888	$154,713
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Stockholder's Equity

For the Year Ended December 31, 2020 (Successor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Equity
Balance, beginning of period	$6	$1,761	$717	$68	$2,552
Cumulative effect of accounting changes, net of tax	—	—	—	(11)	(11)
Adjusted balance, beginning of period	6	1,761	717	57	2,541
Net income	—	—	—	399	399
Total other comprehensive income	—	—	564	—	564
Dividends paid	—	—	—	(319)	(319)
Balance, end of period	$6	$1,761	$1,281	$137	$3,185

For the Year Ended December 31, 2019 (Successor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Equity
Balance, beginning of period	$6	$1,761	$(171)	$409	$2,005
Net income	—	—	—	359	359
Total other comprehensive income	—	—	888	—	888
Dividends paid	—	—	—	(700)	(700)
Balance, end of period	$6	$1,761	$717	$68	$2,552

For the Period of June 1, 2018 to December 31, 2018 (Successor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Loss	Retained Earnings	Total Equity
Balance, beginning of period	$6	$1,761	$—	$—	$1,767
Net income	—	—	—	409	409
Total other comprehensive loss	—	—	(171)	—	(171)
Balance, end of period	$6	$1,761	$(171)	$409	$2,005

For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Equity
Balance, beginning of period	$6	$3,539	$1,023	$2,112	$6,680
Cumulative effect of accounting changes, net of tax	—	—	182	(182)	—
Adjusted balance, beginning of period	6	3,539	1,205	1,930	6,680
Net income	—	—	—	94	94
Total other comprehensive loss	—	—	(447)	—	(447)
Capital contributions to parent	—	(619)	—	—	(619)
Capital contributions from parent	—	102	—	—	102
Balance, end of period	$6	$3,022	$758	$2,024	$5,810
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows

	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
(In millions)	2020	2019
Operating Activities
Net income	$399	$359	$409	$94
Adjustments to reconcile net income to net cash provided by (used for) operating activities
Net realized capital (gains) losses	74	275	(142)	107
Amortization of deferred reinsurance gain	(53)	(59)	(38)	—
Amortization of DAC and VOBA	50	(25)	98	16
Additions to DAC and VOBA	—	—	—	(1)
Depreciation and (accretion) amortization	69	51	31	(1)
Other operating activities, net	259	205	63	131
Change in assets and liabilities:
Increase in reinsurance recoverables	(331)	(272)	(990)	(2)
Decrease in accrued and deferred income taxes	54	51	29	274
Increase (decrease) in reserve for future policy benefits and unearned premiums	160	141	(503)	45
Net changes in other assets and other liabilities	185	(169)	302	(60)
Net cash provided by (used for) operating activities	866	557	(741)	603
Investing Activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	2,824	3,498	3,303	4,397
Equity securities, at fair value	7	213	68	49
Mortgage loans	373	257	101	116
Partnerships	77	134	83	188
Payments for the purchase of:
Fixed maturities, available-for-sale	(2,866)	(2,589)	(3,024)	(2,447)
Equity securities, at fair value	(26)	(5)	(10)	(25)
Mortgage loans	(242)	(413)	(323)	(86)
Partnerships	(134)	(156)	(97)	(80)
Net proceeds from (payments for) repurchase agreements program	(16)	19	(22)	—
Net proceeds from (payments for) derivatives	143	(272)	(303)	(200)
Net increase (decrease) in policy loans	15	(26)	18	(26)
Net sales of property and equipment	—	—	—	44
Net proceeds from (payments for) short-term investments	(234)	288	1,770	(1,494)
Other investing activities, net	(10)	8	16	27
Net cash provided by (used for) investing activities	(89)	956	1,580	463
Financing Activities
Deposits and other additions to investment and universal life-type contracts	1,971	2,168	1,959	1,782
Withdrawals and other deductions from investment and universal life-type contracts	(9,627)	(11,074)	(10,173)	(9,206)
Net transfers from separate accounts related to investment and universal life-type contracts	7,117	8,202	7,360	6,999
Decrease in securities loaned or sold under agreements to repurchase	(7)	(204)	(11)	(406)
Dividends paid	(319)	(700)	—	—
Return of capital to parent	—	—	—	(517)
Net repayments at maturity or settlement of consumer notes	—	—	—	(8)
Net cash used for financing activities	(865)	(1,608)	(865)	(1,356)
Foreign exchange rate effect on cash	—	2	—	—
Net decrease in cash	(88)	(93)	(26)	(290)
Cash — beginning of year	128	221	247	537
Cash — end of year	$40	$128	$221	$247
Supplemental Disclosure of Cash Flow Information
Income taxes received	$—	$25	$17	$271
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in millions, unless otherwise stated)

1. Basis of Presentation and Significant Accounting Policies
Basis of Presentation
Talcott Resolution Life Insurance Company, formerly Hartford Life Insurance Company, (together with its subsidiaries, “TL,” “Company,” “we” or “our”) is a provider of insurance and investment products in the United States (“U.S.”) and is a wholly-owned subsidiary of Talcott Resolution Life, Inc., a Delaware corporation ("TLI"). Hopmeadow Holdings LP (“Hopmeadow Holdings", or "HHLP ”) is the ultimate parent of the Company.
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.
On May 31, 2018 the Company's indirect parent, Hartford Holding, Inc. ("HHI") completed the sale of the Company's parent to a group of investors led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group ("Global Atlantic"), Pine Brook and J. Safra Group. Although Talcott Resolution Life Insurance Company is no longer affiliated with The Hartford Financial Services Group, Inc. ("The Hartford") or any of its subsidiaries, The Hartford retained a 9.7 percent ownership interest in HHLP ("Talcott Resolution Sale Transaction").
In conjunction with the sale, the Company entered into a transition services agreement with The Hartford for a period up to three years to provide general ledger, cash management, and information technology infrastructure services. In 2020, the transition services agreement was completed as all supported services have fully transitioned to the Company. In March, 2019, a five year administrative services agreement was entered into for investment accounting services which replaced the services previously provided under the transition services agreement.
HHLP’s May 31, 2018 acquisition of TLI was accounted for by HHLP using business combination accounting. Under this method, the purchase price paid by the investor group was assigned to the identifiable assets acquired and liabilities assumed as of the acquisition date based on their fair value. The Company elected to apply "pushdown" accounting by applying the guidance permitted under Accounting Standards Codification (“ASC”) Topic 805 Business Combinations. By the application of pushdown accounting, the Company’s assets, liabilities and equity were accordingly adjusted to fair value on May 31, 2018 which generated both intangible assets and Value of Business Acquired (“VOBA”). Determining the fair value of certain assets acquired and liabilities assumed is judgmental in nature and often involves the use of significant estimates and assumptions. Due to the application of pushdown accounting, TL’s financial statements and footnote disclosures are presented in two distinct periods to indicate the application of two different bases of accounting. The periods prior to June 1, 2018 are identified herein as “Predecessor,” while the periods subsequent to HHLP’s acquisition of TLI are identified as “Successor.” As a result of the change in the basis of accounting from historical GAAP to reflect HHLP’s purchase cost, the financial statements for the Predecessor period are not comparable to the Successor periods.
On June 1, 2018, TL executed reinsurance agreements to reinsure certain fixed immediate and deferred annuity contracts, variable payout separate account annuity contracts, standard mortality structured settlements, and period certain structured settlement annuity contracts ("Commonwealth Annuity Reinsurance Agreement") to Commonwealth Annuity and Life Insurance Company ("Commonwealth"), a subsidiary of Global Atlantic which is a member of the acquiring investment group. TL reinsured an 85% quota share, except 75% for standard mortality structured settlements, in exchange for a $357 ceding commission that was fixed based on reinsuring approximately $9.3 billion of reserves as of December 31, 2016, plus annuitizations through closing and annuitizations from market value adjusted annuities post-close. The reinsurance agreement was executed after the Talcott Resolution Sale Transaction, and as such, the accounting for the agreement was recorded after the TL balance sheet was adjusted to fair value in purchase and pushdown accounting. A deferred gain, net of amortization, of $878 is recorded in Other liabilities on the Consolidated Balance Sheet related to this reinsurance agreement and will be amortized over the life of the underlying policies reinsured.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
COVID 19 Update
The impact of the outbreak and continuing spread of the novel coronavirus (“COVID-19”) and the related disruption to the worldwide economy continues to affect companies across all industries. For the year ended December 31, 2020 (Successor Company), the COVID-19 pandemic did have varying impacts on components of revenue, however, there was no overall impact as revenues were flat year over year. The duration and impact of the COVID-19 public health crisis on financial markets, overall economy and our operations remain uncertain, as is the efficacy of government and central bank interventions. The Company successfully transitioned to a fully remote work environment in March of 2020 and remains fully remote with minimal disruption to our operations. As further discussed in this document, the Company’s financial performance is dependent on financial market conditions and potential newly emergent trends in mortality and policyholder behavior as a result of the COVID-19 public health crisis. As such, the Company continues to be unable to quantify its impact on the financial results and operations in future periods.
Consolidation
The Consolidated Financial Statements include the accounts of TL and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. Entities in which TL has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. All intercompany transactions and balances between TL and its subsidiaries have been eliminated.
Use of Estimates
The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from those estimates.
The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets (including VOBA) and liabilities associated with variable annuity and other universal life-type contracts; evaluation of credit losses on fixed maturities, AFS and ACL on mortgage loans; living benefits required to be fair valued; valuation of investments and derivative instruments; valuation allowance on deferred tax assets; amortization of the deferred gain on reinsurance; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements. The ultimate extent to which the COVID-19 pandemic will directly impact the Company's business, results of operations and financial condition will depend on future developments that are highly uncertain. Actual results may differ from these estimates.
Reclassifications
Certain reclassifications have been made to prior year financial information to conform to the current year presentation.
Adoption of New Accounting Standards
Reclassification of Effect of Tax Rate Change from AOCI to Retained Earnings
In February 2018, the FASB issued new accounting guidance for the effect on deferred tax assets and liabilities related to items recorded in AOCI resulting from legislated tax reform enacted on December 22, 2017. The tax reform reduced the federal tax rate applied to the Company’s deferred tax balances from 35% to 21% on enactment. Under U.S. GAAP, the Company recorded the total effect of the change in enacted tax rates on deferred tax balances as a charge to income tax expense within net income, including the change in deferred tax balances related to components of AOCI. The new accounting guidance permitted the Company to reclassify the “stranded” tax effects out of AOCI and into retained earnings that resulted from recording the tax effects of unrealized investment gains at a 35% tax rate because the 14 point reduction in tax rate was recognized in net income instead of other comprehensive income. On January 1, 2018, the Company (Predecessor Company) adopted the new guidance and recorded a reclassification of $193 which increased AOCI and reduced retained earnings.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Financial Instruments - Recognition and Measurement
On January 1, 2018, the Company (Predecessor Company) adopted updated guidance issued by the FASB for the recognition and measurement of financial instruments through a cumulative effect adjustment to the opening balances of retained earnings and AOCI. The new guidance requires investments in equity securities to be measured at fair value with any changes in valuation reported in net income except for investments that are consolidated or are accounted for under the equity method of accounting. The new guidance also requires a deferred tax asset resulting from net unrealized losses on available-for-sale fixed maturities that are recognized in AOCI to be evaluated for recoverability in combination with the Company’s other deferred tax assets. Under prior guidance, the Company reported equity securities, available for sale ("AFS"), at fair value with changes in fair value reported in other comprehensive income. As of January 1, 2018, the Company (Predecessor Company) reclassified from AOCI to retained earnings net unrealized gains of $11, after tax, related to equity securities having a fair value of $154. Beginning in 2018, the Company reports equity securities at fair value with changes in fair value reported in net realized capital gains and losses.
Revenue Recognition
On January 1, 2018, the Company (Predecessor Company) adopted the FASB’s updated guidance for recognizing revenue from contracts with customers, which excludes insurance contracts and financial instruments. Revenue subject to the guidance is recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services. The updated guidance is consistent with previous guidance for the Company’s transactions and did not have an effect on the Company’s financial position, cash flows or net income.
Revenue from customers for other than insurance and investment contracts was $80 and $84 for the years ended December 31, 2020 and 2019, respectively (Successor Company), $54 for the period of June 1, 2018 to December 31, 2018 (Successor Company) and $40 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company). The Company earns revenues from these contracts primarily for administrative and distribution services fees from offering certain fund families as investment options in its variable annuity products. Fees are primarily based on the average daily net asset values of the funds and are recorded in the period in which the services are provided and collected monthly. Fluctuations in domestic and international markets and related investment performance, volume and mix of sales and redemptions of the funds, and other changes to the composition of assets under management are all factors that ultimately have a direct effect on fee income earned.
Hedging Activities
The FASB issued updated guidance on hedge accounting. The updates allow hedge accounting for new types of interest rate hedges of financial instruments and simplify documentation requirements to qualify for hedge accounting. In addition, any gain or loss from hedge ineffectiveness will be reported in the same income statement line with the effective hedge results and the hedged transaction. For cash flow hedges, the ineffectiveness will be recognized in earnings only when the hedged transaction affects earnings; otherwise, the ineffectiveness gains or losses will remain in AOCI. Under previous accounting, total hedge ineffectiveness was reported separately in realized gains and losses apart from the hedged transaction. The updated guidance was effective January 1, 2019 through a cumulative effect adjustment that will reclassify cumulative ineffectiveness on open cash flow hedges from retained earnings to AOCI. As a result of pushdown accounting, derivative instruments that qualified for hedge accounting were recorded at fair value through adjustments to additional paid in capital at the acquisition date. As of December 31, 2018 (Successor Company), the Company had no derivative instruments that qualify for hedge accounting, therefore there was no impact on the Company's financial statements upon adoption.
Changes to the Disclosure Requirements for Fair Value Measurement
On August 28, 2018 the FASB issued Accounting Standards Update ("ASU") 2018-13 which removes, modifies and adds certain disclosure requirements related to fair value measurements in ASC 820, Fair Value Measurements. As permitted by the guidance, the Company early adopted amendments in this guidance effective December 31, 2019. The adoption of ASU 2018-13 did not have a material impact on the Company's consolidated financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Financial Instruments - Credit Losses
On January 1, 2020 the Company adopted ASU 2016-13, Financial Instruments - Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments,("ASU 2016-13", or "CECL") together with related updated guidance for recognition and measurement of credit losses on certain financial instruments not carried at fair value, including reinsurance recoverables. This guidance replaces the “incurred loss” approach with an “expected loss” model for recognizing credit losses for instruments carried at amortized cost, which resulted in the recognition of greater allowances for losses. Under the new model, an allowance for credit losses ("ACL") is recognized as an estimate of credit losses expected over the life of financial instruments, such as mortgage loans, reinsurance recoverables and off-balance sheet credit exposures that the Company cannot unconditionally cancel. The measurement of the expected credit loss estimate is based on historical loss data, current conditions, and reasonable and supportable forecasts.
Credit losses on fixed maturities, AFS carried at fair value continue to be measured similar to previous guidance for other-than-temporary impairments ("OTTI"); however, losses are now recognized through the ACL and no longer as an adjustment to the amortized cost. Recoveries of OTTI on fixed maturities, AFS are recognized as reversals of the ACL recognized through net realized capital gains and losses and no longer accreted as net investment income through an adjustment to the investment yield. For fixed maturities, AFS this guidance is applied prospectively. Additionally, the new guidance requires purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance to establish an ACL at acquisition, which is recorded with the purchase price to establish the initial amortized cost of the investment.
The Company adopted the guidance through a cumulative-effect adjustment that decreased retained earnings by $11, after tax, primarily related to the Company's mortgage loan investments. No ACL was recognized at adoption for fixed maturities, AFS as those provisions of the guidance are applied prospectively. Upon adoption, the Company did not have any purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance.

Summary of Adoption Impacts
ACL on mortgage loans	$(9)
ACL on reinsurance recoverables	(5)
Deferred income tax asset	3
Net decrease to retained earnings	$(11)
Future Adoption of New Accounting Standards
Targeted Improvements to the Accounting for Long Duration Contracts
The FASB issued ASU 2018-12 on August 15, 2018 which impacts the existing recognition, measurement, presentation and disclosure requirements for certain long duration contracts issued by an insurance company. The guidance is intended to improve the timeliness of recognizing changes in the liability for future policy benefits by requiring annual or more frequent updates of insurance assumptions and modifying the rate used to discount future cash flows. Cash flows under the new guidance are required to be discounted using an upper-medium grade fixed income instrument yield. The discount rate is required to be updated at each reporting date, with the effect of discount rate changes on the liability recorded in OCI. This is a change from current GAAP which utilizes assumptions, including discount rate, "locked in" at policy issuance and until such time significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. When this occurs, premium deficiency reserves are recognized by unlocking reserve assumptions to eliminate a reserve deficiency under current GAAP.
Further, the guidance seeks to improve the accounting for certain market-based options or guarantees associated with account balance contracts and improve the effectiveness of the required disclosures. These market risk benefit features are required to be measured at fair value with changes in fair value recorded in net income with the exception of changes in the fair value attributable to a change in the instrument's credit risk, which are required to be recognized in OCI. Additionally, this ASU requires new disclosures including liability rollforwards and information about significant inputs, judgments, assumptions, and methods used in the measurement.
This guidance was amended through the issuance of ASU 2020-11, which deferred the effective date the Company is required to adopt the guidance to January 1, 2023, with early adoption permitted. The Company continues to assess its policies, processes, and applicable systems to determine the impact this standard will have on its operations and financial results. While it is not possible to reasonably estimate the expected impact of adoption at this time, given the nature and extent of the required changes to a significant portion of the Company’s operations, adoption is expected to have a material impact on our consolidated financial statements and related disclosures. This guidance represents a significant change from existing GAAP; however, it does not change the underlying economics of the business or its related cash flows.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has no reportable segments and its principal products and services are comprised of variable annuities, fixed and payout annuities, and private-placement life insurance. The Company's determination that it has no reportable segments is based on the fact that the Company's chief operating decision maker reviews the Company's financial performance at a consolidated level.
Revenue Recognition
For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for variable annuity and other universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For the Company’s traditional life products, premiums are recognized as revenue when due from policyholders.
Income Taxes
The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. A deferred tax provision is recorded for the tax effects of differences between the Company's current taxable income and its income before tax under generally accepted accounting principles in the Consolidated Statements of Operations. For deferred tax assets, the Company records a valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized.
Investments
Overview
The Company’s investments in fixed maturities include bonds, structured securities, redeemable preferred stock and commercial paper. Most of these investments are classified as AFS and are carried at fair value, net of ACL, in accordance with new guidance adopted January 1, 2020 regarding expected credit losses. The after-tax difference between fair value and cost or amortized cost is reflected in stockholder's equity as a component of AOCI, after adjustments for the effect of VOBA (Successor Company) and reserve adjustments. Equity securities are measured at fair value with any changes in valuation reported in net income. For further information, see Financial Instruments - Recognition and Measurement discussion above. Policy loans are carried at outstanding balance. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of ACL. Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value and are primarily accounted for under the equity method with the Company’s share of earnings included in net investment income. Recognition of income related to limited partnerships and other alternative investments is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month lag and hedge funds on a one-month lag. Accordingly, income for the years ended December 31, 2020 and 2019 (Successor Company), the period of June 1, 2018 to December 31, 2018 (Successor Company) and and the period of January 1, 2018 to May 31, 2018 (Predecessor Company) may not include the full impact of current year changes in valuation of the underlying assets and liabilities of the funds, which are generally obtained from the limited partnerships and other alternative investments’ general partners. Other investments consist of derivative instruments which are carried at fair value and real estate acquired in satisfaction of debt.
Net Realized Capital Gains and Losses
Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in equity securities and derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes. Impairments and changes in the ACL on fixed maturities, AFS; mortgage loans; and reinsurance recoverables are recognized as net realized capital losses in accordance with the Company’s impairment and ACL policies as discussed in Note 3 - Investments of Notes to Consolidated Financial Statements. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Net Investment Income
Interest income from fixed maturities and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments using the retrospective method; however, if these investments have previously recognized an ACL and for certain other asset-backed securities, any yield adjustments are made using the prospective method. Prepayment fees and make-whole payments on fixed maturities and mortgage loans are recorded in net investment income when earned. For equity securities, dividends are recognized as investment income on the ex-dividend date. Limited partnerships and other alternative investments primarily use the equity method of accounting to recognize the Company’s share of earnings. Prior to January 1, 2020 the Company applied OTTI guidance to debt securities in an unrealized loss position and accreted the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield, if necessary. In accordance with accounting guidance adopted January 1, 2020 regarding expected credit losses, the losses are now recognized through an ACL and no longer as an adjustment to amortized cost. The Company’s non-income producing investments were not material for the years ended December 31, 2020 and 2019, (Successor Company), the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company).
Derivative Instruments
Overview
The Company utilizes a variety of over-the-counter ("OTC") transactions cleared through central clearing houses ("OTC-cleared") and exchange traded derivative instruments as part of its overall risk management strategy as well as to enter into replication transactions. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives:
•to hedge risk arising from interest rate, equity market, commodity market, credit spread and issuer default, price or currency exchange rate risk or volatility;
•to manage liquidity;
•to control transaction costs;
•to enter into synthetic replication transactions.
Interest rate and credit default swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, little to no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.
Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment determined at inception is made by the purchaser of the contract and no principal payments are exchanged.
Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.
Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.
Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. The contracts may reference commodities, which grant the purchaser the right to either purchase from or sell to the issuer commodities at a specified price, within a specified period or on a stated date. Option contracts are typically settled in cash.
Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
The Company’s derivative transactions conducted in insurance company subsidiaries are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivative instruments are recognized on the Consolidated Balance Sheets at fair value and are reported in Other Investments and Other Liabilities. For balance sheet presentation purposes, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty or under a master netting agreement, which provides the Company with the legal right of offset.
The Company clears certain interest rate swap and credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid securities, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash as variation margin based on daily market value movements. For information on collateral, see the derivative collateral arrangements section in Note 4 - Derivative Instruments of Notes to Consolidated Financial Statements. In addition, OTC-cleared transactions include price alignment amounts either received or paid on the variation margin, which are reflected in realized capital gains and losses or, if characterized as interest, in net investment income.
On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow” hedge), (2) a hedge of a net investment in a foreign operation (“net investment” hedge) or (3) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.
Cash Flow Hedges - Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. For periods prior to 2019, hedge ineffectiveness was recorded immediately in current period earnings as net realized capital gains and losses. With the January 1, 2019 adoption of the updated FASB hedging guidance, ineffectiveness is recognized in earnings only when the hedged transaction affects earnings; otherwise, the ineffectiveness gains and losses remain in AOCI. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Cash flows from cash flow hedges are presented in the same category as the cash flows from the items being hedged on the Consolidated Statements of Cash Flows.
Other Investment and/or Risk Management Activities - The Company’s other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.
Hedge Documentation and Effectiveness Testing
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values, cash flows or net investment in foreign operations of hedged items. Hedge effectiveness is assessed primarily using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item.
Discontinuance of Hedge Accounting
The Company discontinues hedge accounting prospectively when (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
When cash flow hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.
In other situations in which hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged item.
Embedded Derivatives
The Company purchases investments and has previously issued financial products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument on the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.
Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that OTC derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association ("ISDA") agreements which are structured by legal entity and by counterparty, and permit right of offset. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $10. The Company also minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin and act as an independent valuation source. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations.
Cash
Cash represents cash on hand and demand deposits with banks or other financial institutions.
Reinsurance
The Company cedes insurance to unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers.
Reinsurance accounting is followed for ceded and assumed transactions that provide indemnification against loss or liability relating to insurance risk (i.e., risk transfer). To meet risk transfer requirements, a reinsurance agreement must include insurance risk, consisting of underwriting, investment, and timing risk, and a reasonable possibility of a significant loss to the reinsurer. If the ceded and assumed transactions do not meet risk transfer requirements, the Company accounts for these transactions as financing transactions.
Premiums, benefits, losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. Included in reinsurance recoverables are balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of an ACL which is based on the expectation of lifetime credit loss.
The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements, and variations thereof. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
The Company evaluates the financial condition of its reinsurers and concentrations of credit risk. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company.
Deferred Policy Acquisition Costs (Predecessor Company)/Value of Business Acquired (Successor Company)
Deferred policy acquisition costs ("DAC") represent costs that are directly related to the acquisition of new and renewal insurance contracts and incremental direct costs of contract acquisition that are incurred in transactions with either independent third parties or employees. Such costs primarily include commissions, premium taxes, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully issued contracts. As a result of the Talcott Resolution Sale Transaction being recorded at fair value, DAC which does not represent future cash flows, was eliminated in pushdown accounting.
VOBA represents the estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts as of the date of the transaction. It is based on the actuarially estimated present value of future cash flows from the acquired insurance and investment contracts in-force as of the date of the transaction. The principal assumptions used in estimating the fair value calculation of VOBA include mortality, persistency, expenses, and interest rates, in addition to other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company amortizes VOBA over estimated gross profits ("EGPs") and it is reviewed for recoverability quarterly.
Prior to June 2018, for universal life-type contracts (including variable annuities), the DAC asset was amortized over the estimated life of the contracts acquired in proportion to the present value of EGPs. The Company also uses the present value EGPs to determine reserves for universal life type contracts (including variable annuities) with death or other insurance benefits such as guaranteed minimum death, life-contingent guaranteed minimum withdrawal and universal life insurance secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.
For most life insurance product contracts, including variable annuities, the Company estimates gross profits over 20 years as EGPs emerging subsequent to that time frame are immaterial. Future gross profits are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder’s account balance; full and partial surrender rates; interest credited; mortality; and annuitization rates. Changes in these assumptions and changes to other assumptions such as expenses and hedging costs cause EGPs to fluctuate, which impacts earnings.
The Company determines EGPs using a set of stochastic reversion to mean ("RTM") separate account return projections which is an estimation technique commonly used by insurance entities to project future separate account returns. Through this estimation technique, the Company’s VOBA model is adjusted to reflect actual market returns at the end of each quarter. Through a consideration of recent market returns, the Company will unlock ("Unlock"), or adjust, projected returns over a future period so that the account value returns to the long-term expected rate of return, providing that those projected returns do not exceed certain caps. This Unlock for future separate account returns is determined each quarter.
In the fourth quarter of 2020, the Company completed a comprehensive policyholder behavior assumption study which resulted in a non-market related after-tax charge and incorporated the results of that study into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and will revise its policyholder behavior assumptions if credible emerging data indicates that changes are warranted. Upon completion of an annual assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the VOBA models, as well as EGPs used in the death and other insurance benefit reserving models.
All assumption changes that affect the estimate of future EGPs including the update of current account values, the use of the RTM estimation technique, and policyholder behavior assumptions are considered an Unlock in the period of revision. An Unlock adjusts the VOBA (Successor Company), death and other insurance benefit reserve balances on the Consolidated Balance Sheets with an offsetting benefit or charge on the Consolidated Statements of Operations in the period of the revision. An Unlock revises EGPs to reflect the Company's current best estimate assumptions. The Company also tests the aggregate recoverability of VOBA (Successor Company) by comparing the existing balance to the present value of future EGPs. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Policyholders or their beneficiaries may make modifications to existing contracts. If the new modification results in a substantially changed replacement contract, the existing VOBA is written off through income. If the modified contract is not substantially changed, the existing VOBA continues to be amortized and incremental costs are expensed in the period incurred.
Reserve for Future Policy Benefits
Reserve for Future Policy Benefits on Universal Life-type Contracts
Certain contracts classified as universal life-type include death and other insurance benefit features including guaranteed minimum death benefit ("GMDB") and the life-contingent portion of guaranteed minimum withdrawal benefit ("GMWB") riders offered with variable annuity contracts, as well as secondary guarantee benefits offered with universal life insurance contracts. Universal life insurance secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. GMDB riders on variable annuities provide a death benefit during the accumulation phase that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value ("MAV"). For the Company's products with life-contingent GMWB riders, the withdrawal benefit can exceed the guaranteed remaining balance ("GRB"), which is generally equal to premiums less withdrawals. In addition to recording an account value liability that represents policyholder funds, the Company records a death and other insurance benefit liability for GMDBs, the life-contingent portion of GMWBs and the universal life insurance secondary guarantees. This death and other insurance benefit liability is reported in reserve for future policy benefits on the Company’s Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits, losses and loss adjustment expenses on the Company’s Consolidated Statements of Operations.
The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected assessments and investment margin. Total expected assessments are the aggregate of all contract charges, including those for administration, mortality, expense, and surrender. The liability is accrued as actual assessments are earned. The expected present value of benefits and assessments are generally derived from a set of stochastic scenarios that have been calibrated to our RTM separate account returns and assumptions including market rates of return, volatility, discount rates, lapse rates and mortality experience. Consistent with the Company’s policy on the Unlock, the Company regularly evaluates estimates used and adjusts the liability, with a related charge or credit to benefits, losses and loss adjustment expenses. For further information on the Unlock, see the Deferred Policy Acquisition Costs (Predecessor Company)/Value of Business Acquired (Successor Company) accounting policy section within this footnote.
The Company reinsures a portion of its in-force GMDB, GMWB, and all of its universal life insurance secondary guarantees. Net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments.
Reserve for Future Policy Benefits on Traditional Annuity and Other Contracts
Traditional annuities recorded within the reserve for future policy benefits primarily include life-contingent contracts in the payout phase such as structured settlements and terminal funding agreements. Other contracts within the reserve for policyholder benefits include whole life and guaranteed term life insurance contracts. The reserve for future policy benefits is calculated using standard actuarial methods considering the present value of future benefits and related expenses to be paid less the present value of the portion of future premiums required using assumptions “locked in” at the time the policies were issued, including discount rate, withdrawal, mortality and expense assumptions deemed appropriate at the issue date. Future policy benefits are computed at amounts that, with additions from any estimated premiums to be received and with interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death. While assumptions are locked in upon issuance of new contracts and annuitizations of existing contracts, significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.
The Company uses reinsurance for a portion of its fixed and payout annuity businesses and its life insurance business.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable primarily include the non-variable account values associated with variable annuity and other universal life-type contracts, investment contracts, the non-life contingent portion of GMWBs that are accounted for as embedded derivatives at fair value as well as other policyholder account balances associated with our life insurance businesses. Investment contracts are non-life contingent and include institutional and governmental deposits, structured settlements and fixed annuities. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals, payments and assessments through the financial statement date. For discussion of fair value of GMWBs that represent embedded derivatives, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.
Separate Account Liabilities
The Company records the variable account value portion of variable annuities, variable life insurance products and individual, institutional, and governmental investment contracts within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by change in the related liability. Changes in the value of separate account assets and separate account liabilities are reported in the same line item on the Consolidated Statements of Operations. The Company earns fee income for investment management, certain administrative services and mortality and expense risks.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements
The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:
Level 1    Fair values based primarily on unadjusted quoted prices for identical assets, or liabilities, in active markets that the Company has the ability to access at the measurement date.
Level 2    Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.
Level 3    Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair values uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.
The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine fair values that the Company has classified within Level 3.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Successor Company
Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2020
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
Asset backed securities ("ABS")	$444	$—	$444	$—
Collateralized loan obligations ("CLOs")	1,428	—	1,169	259
Commercial mortgage-backed securities ("CMBS")	1,215	—	1,161	54
Corporate	8,552	—	8,224	328
Foreign government/government agencies	266	—	266	—
Municipal	875	—	875	—
Residential mortgage-backed securities ("RMBS")	769	—	615	154
U.S. Treasuries	1,326	117	1,209	—
Total fixed maturities	14,875	117	13,963	795
Equity securities, at fair value	65	11	22	32
Derivative assets
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	6	—	4	2
Macro hedge program	7	—	7	—
Total derivative assets [1]	12	—	10	2
Short-term investments	802	586	194	22
Reinsurance recoverable for GMWB	7	—	—	7
Separate account assets [2]	108,748	67,679	40,609	20
Total assets accounted for at fair value on a recurring basis	$124,509	$68,393	$54,798	$878
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$21	$—	$—	$21
Total other policyholder funds and benefits payable	21	—	—	21
Derivative liabilities
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	(19)	—	(19)	—
Macro hedge program	(460)	—	(19)	(441)
Total derivative liabilities [3]	(480)	—	(39)	(441)
Modified coinsurance reinsurance contracts	(93)	—	(93)	—
Total liabilities accounted for at fair value on a recurring basis	$(552)	$—	$(132)	$(420)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Successor Company
Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2019
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
ABS	$295	$—	$282	$13
CLOs	1,150	—	1,092	58
CMBS	1,391	—	1,354	37
Corporate	8,121	—	7,734	387
Foreign government/government agencies	409	—	409	—
Municipal	761	—	761	—
RMBS	868	—	621	247
U.S. Treasuries	993	—	993	—
Total fixed maturities	13,988	—	13,246	742
Equity securities, at fair value	45	11	1	33
Derivative assets
GMWB hedging instruments	23	—	—	23
Macro hedge program	49	—	—	49
Total derivative assets [1]	72	—	—	72
Other investments	6	—	6	—
Short-term investments	550	330	214	6
Reinsurance recoverable for GMWB	17	—	—	17
Separate account assets [2]	101,698	63,850	37,825	23
Total assets accounted for at fair value on a recurring basis	$116,376	$64,191	$51,292	$893

Liabilities Accounted for at Fair Value on a Recurring Basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$5	$—	$—	$5
Total other policyholder funds and benefits payable	5	—	—	5
Derivative liabilities
Credit derivatives	(1)	—	(1)	—
Foreign exchange derivatives	(7)	—	(7)	—
Interest rate derivatives	(39)	—	(37)	(2)
GMWB hedging instruments	50	—	35	15
Macro hedge program	(163)	—	(1)	(162)
Total derivative liabilities [3]	(160)	—	(11)	(149)
Modified coinsurance reinsurance contracts	(43)	—	(43)	—
Total liabilities accounted for at fair value on a recurring basis	$(198)	$—	$(54)	$(144)
[1]Includes derivative instruments in a net positive fair value position after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law. See footnote 3 to this table for derivative liabilities.
[2]Approximately $877 and $2.4 billion of investment sales receivables, as of December 31, 2020 and 2019 (Successor Company), respectively, are excluded from this disclosure requirement because they are trade receivables in the ordinary course of business where the carrying amount approximates fair value. Included in the total fair value amount are $441 and $461 of investments, as of December 31, 2020 and 2019 (Successor Company), respectively, for which the fair value is estimated using the net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy.
[3]Includes derivative instruments in a net negative fair value position (derivative liability) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
Fixed Maturities, Equity Securities, Short-term Investments, and Free-standing Derivatives
Valuation Techniques
The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order:
•Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.
•Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, such as municipal securities and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.
•Internal matrix pricing, which is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s financial strength and term to maturity, using an independent public security index, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the inputs are observable or can be corroborated with observable data.
•Independent broker quotes, which are typically non-binding use inputs that can be difficult to corroborate with observable market based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.
The fair value of free-standing derivative instruments is determined primarily using a discounted cash flow model or option model technique and incorporates counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments. Unobservable market data is used in the valuation of customized derivatives that are used to hedge certain GMWB variable annuity riders. See the section “GMWB Embedded, Customized, and Reinsurance Derivatives” below for further discussion of the valuation model used to value these customized derivatives.
Valuation Inputs
Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, certain short-term investments, and exchange traded futures and option contracts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Valuation Inputs Used in Levels 2 and 3 Measurements for Securities and Freestanding Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs
Fixed Maturity Investments
Structured securities (includes ABS, CLOs, CMBS and RMBS)
• Benchmark yields and spreads
• Monthly payment information
• Collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions
• Credit default swap indices

Other inputs for ABS, CLOs, and RMBS:
• Estimate of future principal prepayments, derived from the characteristics of the underlying structure
• Prepayment speeds previously experienced at the interest rate levels projected for the collateral	• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for less liquid securities or those that trade less actively, including subprime RMBS:
• Estimated cash flows
• Credit spreads, which include illiquidity premium
• Constant prepayment rates
• Constant default rates
• Loss severity
Corporates
• Benchmark yields and spreads
• Reported trades, bids, offers of the same or similar securities
• Issuer spreads and credit default swap curves

Other inputs for investment grade privately placed securities that utilize internal matrix pricing:
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature	• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for below investment grade privately placed securities:
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature
U.S Treasuries, Municipals, and Foreign government/government agencies
• Benchmark yields and spreads
• Issuer credit default swap curves
• Political events in emerging market economies
• Municipal Securities Rulemaking Board reported trades and material event notices
• Issuer financial statements	• Credit spreads beyond observable curve • Interest rates beyond observable curve
Equity Securities
• Quoted prices in markets that are not active	• For privately traded equity securities, internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions that are not observable
Short-term Investments
• Benchmark yields and spreads • Reported trades, bids, offers • Issuer spreads and credit default swap curves • Material event notices and new issue money market rates	• Independent broker quotes
Derivatives
Credit derivatives
• Swap yield curve • Credit default swap curves	Not applicable
Equity derivatives
• Equity index levels • Swap yield curve	• Independent broker quotes • Equity volatility
Foreign exchange derivatives
• Swap yield curve • Currency spot and forward rates • Cross currency basis curves	Not applicable
Interest rate derivatives
• Swap yield curve	• Independent broker quotes • Interest rate volatility • Swap curve beyond 30 years

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Securities
As of December 31, 2020 (Successor Company)
Assets Accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CLOs [3]	$259	Discounted cash flows	Spread	249bps	305bps	304bps	Decrease
CMBS [3]	49	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	255bps	1,582bps	570bps	Decrease
Corporate [4]	269	Discounted cash flows	Spread	116bps	1,210bps	304bps	Decrease
RMBS [3]	154	Discounted cash flows	Spread [6]	7bps	592bps	119bps	Decrease
			Constant prepayment rate [6]	—%	10%	5%	Decrease [5]
			Constant default rate [6]	2%	6%	3%	Decrease
			Loss severity [6]	—%	100%	81%	Decrease
As of December 31, 2019 (Successor Company)
Assets accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CLOs [3]	$58	Discounted cash flows	Spread	113bps	246bps	243bps	Decrease
CMBS [3]	37	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	9bps	1,832bps	266bps	Decrease
Corporate [4]	309	Discounted cash flows	Spread	93bps	823bps	236bps	Decrease
RMBS [3]	247	Discounted cash flows	Spread [6]	5bps	233bps	82bps	Decrease
			Constant prepayment rate [6]	—%	13%	6%	Decrease [5]
			Constant default rate [6]	2%	5%	3%	Decrease
			Loss severity [6]	—%	100%	70%	Decrease
[1]The weighted average is determined based on the fair value of the securities.
[2]Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[3]Excludes securities for which the Company bases fair value on broker quotations.
[4]Excludes securities for which the Company bases fair value on broker quotations; however, included are broker-priced lower-rated private placement securities for which the Company receives spread and yield information to corroborate the fair value.
[5]Decrease for above market rate coupons and increase for below market rate coupons.
[6]Generally, a change in the assumption used for the constant default rate would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for constant prepayment rate and would have resulted in wider spreads.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The tables below exclude certain securities for which fair values are predominately based on independent broker quotes.

Significant Unobservable Inputs for Level 3 - Freestanding Derivatives
As of December 31, 2020 (Successor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
Interest rate derivatives
Interest rate swaps	$2	Discounted cash flows	Swap curve beyond 30 years	1%	1%	1%	Decrease
Macro hedge program [3], [4]
Equity options	(471)	Option model	Equity volatility	—%	53%	31%	Increase
Customized swaps	21	Discounted cash flows	Equity volatility	16%	26%	19%	Increase
Interest rate swaption	9	Option model	Interest rate volatility	1%	1%	1%	Increase
As of December 31, 2019 (Successor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
Interest rate derivatives
Interest rate swaps	$(2)	Discounted cash flows	Swap curve beyond 30 years	2%	2%	2%	Decrease
GMWB hedging instruments
Customized swaps	35	Discounted cash flows	Equity volatility	11%	23%	17%	Increase
Interest rate swaption	3	Option model	Interest rate volatility	2%	2%	2%	Increase
Macro hedge program [3]
Equity options	(111)	Option model	Equity volatility	11%	35%	22%	Increase
Interest rate swaption	(3)	Option model	Interest rate volatility	2%	2%	2%	Increase
[1]The weighted average is determined based on the fair value of the securities.
[2]Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[3]Excludes derivatives for which the Company bases fair value on broker quotations.
[4]Includes activity previously reported as GMWB hedging instruments. For further discussion please refer to GMWB Derivatives, net in Footnote 4 - Derivative Instruments of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
GMWB Embedded, Customized and Reinsurance Derivatives

GMWB Embedded Derivatives	The Company formerly offered certain variable annuity products with GMWB riders that provide the policyholder with a guaranteed remaining balance ("GRB") which is generally equal to premiums less withdrawals. If the policyholder’s account value is reduced to a specified level through a combination of market declines and withdrawals but the GRB still has value, the Company is obligated to continue to make annuity payments to the policyholder until the GRB is exhausted. When payments of the GRB are not life-contingent, the GMWB represents an embedded derivative carried at fair value reported in other policyholder funds and benefits payable on the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains and losses.
Free-standing Customized Derivatives	The Company holds free-standing customized derivative contracts to provide protection from certain capital markets risks for the remaining term of specified blocks of non-reinsured GMWB riders. These customized derivatives are based on policyholder behavior assumptions specified at the inception of the derivative contracts. The Company retains the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices. These derivatives are reported on the Consolidated Balance Sheets within other investments or other liabilities, as appropriate, after considering the impact of master netting agreements.
GMWB Reinsurance Derivative	The Company has reinsurance arrangements in place to transfer a portion of its risk of loss due to GMWB. These arrangements are recognized as derivatives carried at fair value and reported in reinsurance recoverables on the Consolidated Balance Sheets. Changes in the fair value of the reinsurance agreements are reported in net realized capital gains and losses.
Valuation Techniques
Fair values for GMWB embedded derivatives, free-standing customized derivatives and reinsurance derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items. In valuing the GMWB embedded derivative, the Company attributes to the derivative a portion of the expected fees to be collected over the expected life of the contract from the contract holder equal to the present value of future GMWB claims. The excess of fees collected from the contract holder in the current period over the portion of fees attributed to the embedded derivative in the current period are associated with the host variable annuity contract and reported in fee income.
Valuation Inputs
The fair value for each of the non-life contingent GMWBs, the free-standing customized derivatives and the GMWB reinsurance derivative is calculated as an aggregation of the following components: Best Estimate Claim Payments; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed, to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.
Best Estimate Claim Payments
The Best Estimate Claim Payments are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior.
Credit Standing Adjustment
The credit standing adjustment is an estimate of the adjustment to the fair value that market participants would require in determining fair value to reflect the risk that GMWB benefit obligations or the GMWB reinsurance recoverables will not be fulfilled. The Company incorporates a blend of estimates of peer company and reinsurer bond spreads and credit default spreads from capital markets, adjusted for market recoverability.
Margins
The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Valuation Inputs Used in Levels 2 and 3 Measurements for GMWB Embedded, Customized and Reinsurance Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs
• Risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates
• Correlations of 10 years of observed historical returns across underlying well-known market indices
• Correlations of historical index returns compared to separate account fund returns
• Equity index levels	• Market implied equity volatility assumptions
• Credit standing adjustment assumptions

Assumptions about policyholder behavior, including:
• Withdrawal utilization
• Withdrawal rates
• Lapse rates
• Reset elections

Significant Unobservable Inputs for Level 3 GMWB Embedded Customized and Reinsurance Derivatives
As of December 31, 2020 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal Utilization [2]	—%	100%	62%	Increase
Withdrawal Rates [3]	4%	8%	6%	Increase
Lapse Rates [4]	—%	55%	5%	Decrease [8]
Reset Elections [5]	—%	99%	8%	Decrease [8]
Equity Volatility [6]	16%	28%	21%	Increase
Credit standing adjustment [7]	0.18%	0.45%	0.34%	Decrease
As of December 31, 2019 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal Utilization [2]	19%	100%	69%	Increase
Withdrawal Rates [3]	—%	7%	6%	Increase
Lapse Rates [4]	—%	61%	6%	Decrease [8]
Reset Elections [5]	—%	100%	11%	Increase
Equity Volatility [6]	10%	25%	19%	Increase
Credit standing adjustment [7]	0.07%	0.26%	0.17%	Decrease
[1]Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[2]Range represents assumed percentages of policyholders taking withdrawals.
[3]Range represents assumed annual percentage of allowable amount withdrawn.
[4]Range represents assumed annual percentages of policyholders electing a full surrender.
[5]Range represents assumed annual percentages of eligible policyholders electing to reset their guaranteed benefit base.
[6]Range represents implied market volatilities for equity indices based on multiple pricing sources.
[7]Range represents Company credit spreads, adjusted for market recoverability.
[8]The impact may be an increase for some contracts, particularly those with out of the money guarantees.
Separate Account Assets
Separate account assets are primarily invested in mutual funds. Other separate account assets include fixed maturities, limited partnerships, equity securities, short-term investments and derivatives that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. For limited partnerships in which fair value represents the separate account’s share of the NAV, 43% and 49% were subject to significant liquidation restrictions as of December 31, 2020 and 2019 (Successor Company), respectively. Total limited partnerships that do not allow any form of redemption were 0% as of December 31, 2020 and 2019 (Successor Company), respectively. Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS and commercial mortgage loans.
Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs
The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 roll-forward may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2020 (Successor Company), for which the Company had used significant unobservable inputs (Level 3):

Fair Value Roll-forwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of January 1, 2020	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2020
Assets
Fixed maturities, AFS
ABS	$13	$—	$(1)	$40	$—	$—	$—	$(52)	$—
CLOs	58	—	2	237	(28)	—	—	(10)	259
CMBS	37	—	(3)	18	—	—	2	—	54
Corporate	387	2	12	51	(40)	(24)	357	(417)	328
RMBS	247	—	—	57	(64)	(28)	—	(58)	154
Total fixed maturities, AFS	742	2	10	403	(132)	(52)	359	(537)	795
Equity securities, at fair value	33	—	—	1	—	(2)	—	—	32
Freestanding derivatives
Interest rate	(2)	4	—	—	—	—	—	—	2
GMWB hedging instruments	38	(38)	—	—	—	—	—	—	—
Total freestanding derivatives [5]	36	(34)	—	—	—	—	—	—	2
Reinsurance recoverable for GMWB	17	(21)	—	—	11	—	—	—	7
Separate accounts	23	—	—	12	—	(7)	—	(8)	20
Short-term investments	6	—	—	22	(6)	—	—	—	22
Total assets	$857	$(53)	$10	$438	$(127)	$(61)	$359	$(545)	$878
(Liabilities)
Freestanding derivatives
Macro hedge program	(113)	(456)	—	339	(211)	—	—	—	(441)
Total freestanding derivatives [5]	(113)	(456)	—	339	(211)	—	—	—	(441)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	5	67	—	—	(51)	—	—	—	21
Total other policyholder funds and benefits payable	5	67	—	—	(51)	—	—	—	21
Total liabilities	$(108)	$(389)	$—	$339	$(262)	$—	$—	$—	$(420)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2019 (Successor Company), for which the Company had used significant unobservable inputs (Level 3):

Fair Value Roll-forwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of January 1, 2019	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2019
Assets
Fixed maturities, AFS
ABS	$2	$—	$—	$13	$—	$—	$—	$(2)	$13
CLOs	77	—	—	155	(91)	(5)	—	(78)	58
CMBS	41	—	2	53	(1)	—	—	(58)	37
Corporate	327	(3)	16	41	(15)	(106)	138	(11)	387
RMBS	443	—	1	—	(75)	(105)	—	(17)	247
Total fixed maturities, AFS	890	(3)	19	262	(182)	(216)	138	(166)	742
Equity securities, at fair value	46	(4)	—	2	(1)	(10)	—	—	33
Freestanding derivatives
Equity	—	(1)	—	1	—	—	—	—	—
GMWB hedging instruments	45	(35)	—	—	28	—	—	—	38
Total freestanding derivatives [5]	45	(36)	—	1	28	—	—	—	38
Reinsurance recoverable for GMWB	40	(34)	—	—	11	—	—	—	17
Separate accounts	40	—	—	82	—	(14)	12	(97)	23
Short-term investments	—	—	—	6	—	—	—	—	6
Total assets	$1,061	$(77)	$19	$353	$(144)	$(240)	$150	$(263)	$859
(Liabilities)
Freestanding derivatives
Interest rate	$(27)	$(6)	$—	$—	$31	$—	$—	$—	$(2)
Macro hedge program	247	(359)	—	(1)	—	—	—	—	(113)
Total freestanding derivatives [5]	220	(365)	—	(1)	31	—	—	—	(115)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	(80)	134	—	—	(49)	—	—	—	5
Total other policyholder funds and benefits payable	(80)	134	—	—	(49)	—	—	—	5
Total liabilities	$140	$(231)	$—	$(1)	$(18)	$—	$—	$—	$(110)
[1]The Company classifies realized and unrealized gains (losses) on GMWB reinsurance derivatives and GMWB embedded derivatives as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains (losses) for these derivatives and embedded derivatives.
[2]Amounts in these columns are generally reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.
[3]All amounts are before income taxes and amortization.
[4]Transfers in and/or (out) of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs. Transfers into and out of Level 3 for the year ended December 31, 2020, were primarily related to private securities that were priced using internal matrix pricing in the prior period, but changed to broker pricing in the current period and inversely, private securities that were priced using broker pricing in the prior period, but changed to internal matrix pricing in the current period.
[5]Derivative instruments are reported in this table on a net basis for asset (liability) positions and reported on the Consolidated Balance Sheets in other investments and other liabilities.
[6]Includes both market and non-market impacts in deriving realized and unrealized gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Changes in Unrealized Gains (Losses) included in Net Income for Financial Instruments Classified as Level 3 Still Held at End of Period [1] [2]
	Successor Company
	For the Years Ended December 31,
	2020	2019
Assets
Fixed maturities, AFS
Corporate	$—	$(4)
Total fixed maturities, AFS	—	(4)
Equity securities, at fair value	—	(2)
Freestanding derivatives
Equity	—	(1)
Interest rate	6	(6)
GMWB hedging instruments [3]	(16)	(35)
Total freestanding derivatives	(10)	(42)
Reinsurance recoverable for GMWB	(21)	(34)
Total assets	$(31)	$(82)
(Liabilities)
Freestanding derivatives
Macro hedge program [3]	$(212)	$(359)
Total freestanding derivatives	(212)	(359)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	67	134
Total other policyholder funds and benefits payable	67	134
Total liabilities	$(145)	$(225)
[1]All amounts presented are reported in net realized capital gains (losses).The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.
[2]Amounts presented are for Level 3 only and therefore may not agree to other disclosures included herein.
[3]The dynamic hedge program, which included GMWB hedging instruments, was closed in the first half of 2020. Any risks previously covered by the dynamic hedging program are now covered by the macro hedge program.

Changes in Unrealized Gains (Losses) included in OCI for Financial Instruments Classified as Level 3 Still Held at End of Period [1]
	Successor Company
	For the Years Ended December 31,
	2020	2019
Assets
Fixed maturities, AFS
CLOs	$1	$—
CMBS	(3)	1
Corporate	7	17
RMBS	(1)	1
Total fixed maturities, AFS	4	19
Total assets	$4	$19
[1]    Changes in unrealized gains (losses) on fixed maturities, AFS are reported in changes in net unrealized gain on securities on the Consolidated Statements of Comprehensive Income (Loss).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Financial Assets and Liabilities Not Carried at Fair Value (Successor Company)
	Fair Value Hierarchy Level	Carrying Amount [1]	Fair Value	Carrying Amount	Fair Value
		December 31, 2020		December 31, 2019
Assets
Policy loans	Level 3	$1,452	$1,452	$1,467	$1,467
Mortgage loans	Level 3	$2,092	$2,248	$2,241	$2,331
Liabilities
Other policyholder funds and benefits payable [2]	Level 3	$5,282	$5,261	$6,049	$5,912
Assumed investment contracts [3]	Level 3	$—	$—	$1	$1
[1]    As of December 31, 2020, carrying amount of mortgage loans is net of ACL of $17.
[2]    Excludes group accident and health and universal life insurance contracts, including corporate owned life insurance.
[3]    Included in other liabilities on the Consolidated Balance Sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments

Net Investment Income
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
(Before tax)	2020	2019
Fixed maturities [1]	$518	$586	$343	$395
Equity securities	7	6	9	4
Mortgage loans	92	92	49	54
Policy loans	82	84	48	32
Limited partnerships and other alternative investments	130	161	67	41
Other investments [2]	13	19	11	13
Investment expenses	(26)	(24)	(18)	(19)
Total net investment income	$816	$924	$509	$520
[1]    Includes net investment income on short-term investments.
[2]    Includes income from derivatives that qualify for hedge accounting and hedge fixed maturities along with income on assets from the Corporate Owned Life Insurance ("COLI") block of business.

Net Realized Capital Gains (Losses)
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
(Before tax)	2020	2019
Gross gains on sales	$166	$67	$12	$49
Gross losses on sales	(32)	(18)	(38)	(112)
Equity securities [1]	1	2	(21)	2
Net credit losses on fixed maturities, AFS [2]	(1)
Change in ACL on mortgage loans [3]	(8)
Intent-to-sell impairments	(6)	—	(1)	—
Net OTTI losses recognized in earnings		(4)	(6)	—
Valuation allowances on mortgage loans		—	(5)	—
Results of variable annuity hedge program:
GMWB derivatives, net	82	53	12	12
Macro hedge program	(414)	(418)	153	(36)
Total results of variable annuity hedge program	(332)	(365)	165	(24)
Transactional foreign currency revaluation	3	(4)	9	(6)
Non-qualifying foreign currency derivatives	(7)	(4)	(10)	7
Other, net [4]	142	51	37	(23)
Net realized capital gains (losses)	$(74)	$(275)	$142	$(107)
[1]     The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2020 (Successor Company), were $4 for the year ended December 31, 2020 (Successor Company).The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2019 (Successor Company), were $(2) for the year ended December 31, 2019 (Successor Company).The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities were $(14) for the period of June 1, 2018 to December 31, 2018 (Successor Company), and $(3) for the period of January 1, 2018 to May 31, 2018 (Predecessor Company).
[2]    Due to the adoption of accounting guidance for credit losses on January 1, 2020, realized capital losses previously reported as OTTI are now presented as credit losses which are net of any recoveries. For further information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

[3]    Represents the change in ACL recorded during the period following the adoption of accounting guidance for credit losses on January 1, 2020. For further information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.
[4] Includes gains (losses) on non-qualifying derivatives, excluding foreign currency derivatives, of $149 for the year ended December 31, 2020 (Successor Company), $54 for the year ended December 31, 2019 (Successor Company), $35 for the period of June 1, 2018 to December 31, 2018 (Successor Company), and $(10) for the period of January 1, 2018 to May 31, 2018 (Predecessor Company).

Sales of AFS Securities
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Fixed maturities, AFS
Sale proceeds	$1,789	$2,541	$2,523	$3,523
Gross gains	165	67	12	45
Gross losses	(31)	(16)	(37)	(47)
Sales of AFS securities in 2020 were primarily a result of tactical changes to the portfolio as a result of changing market conditions and to a lesser extent duration and liquidity management.
Accrued Interest Receivable on Fixed Maturities, AFS and Mortgage Loans
As of December 31, 2020 and 2019 (Successor Company), the Company reported accrued interest receivable related to fixed maturities, AFS of $114 and $122, respectively, and accrued interest receivable related to mortgage loans of $7 and $8, respectively. These amounts are recorded in other assets on the Consolidated Balance Sheets and are not included in the amortized cost or fair value of the fixed maturities or mortgage loans. The Company does not include the current accrued interest receivable balance when estimating the ACL. The Company has a policy to write-off accrued interest receivable balances that are more than 90 days past due. Write-offs of accrued interest receivable are recorded as a credit loss component of realized capital gains and losses.
Interest income on fixed maturities and mortgage loans is accrued unless it is past due over 90 days or management deems the interest uncollectible.
Recognition and Presentation of Intent-to-Sell Impairments and ACL on Fixed Maturities, AFS
The Company will record an "intent-to-sell impairment" as a reduction to the amortized cost of fixed maturities, AFS in an unrealized loss position if the Company intends to sell or it is more likely than not that the Company will be required to sell the fixed maturity before a recovery in value. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value on the impairment date and the amortized cost basis of the fixed maturity before recognizing the impairment.
When fixed maturities are in an unrealized loss position and the Company does not record an intent-to-sell impairment, the Company will record an ACL, through net realized capital gains and losses, for the portion of the unrealized loss due to a credit loss. Any remaining unrealized loss on a fixed maturity after recording an ACL is the non-credit amount and is recorded in OCI. The ACL is the excess of the amortized cost over the greater of the Company's best estimate of the present value of expected future cash flows or the security's fair value. Cash flows are discounted at the effective yield that is used to record interest income. The ACL cannot exceed the unrealized loss and, therefore, it may fluctuate with changes in the fair value of the fixed maturity if the fair value is greater than the Company's best estimate of the present value of expected future cash flows. The initial ACL and any subsequent changes are recorded in net realized capital gains and losses. The ACL is written off against the amortized cost in the period in which all or a portion of the related fixed maturity investment is determined to be uncollectible.
Prior to January 1, 2020, the Company recorded an OTTI for those fixed maturities for which the Company did not expect to recover the entire amortized cost basis. For these securities, the excess of the amortized cost basis over its fair value was separated into the portion representing a credit OTTI, which was recorded in net realized capital losses, and the remaining non-credit amount, which was recorded in OCI. The credit OTTI amount is the excess of its amortized cost basis over the Company’s best estimate of discounted expected future cash flows. The non-credit amount is the excess of the best estimate of the discounted expected future cash flows over the fair value.The Company’s best estimate of discounted

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

expected future cash flows became the new cost basis and accreted prospectively into net investment income over the estimated remaining life of the security. Amounts previously recognized in accumulated other comprehensive income as of the ASU 2016-13 guidance adoption date that relate to improvements in cash flows expected to be collected will continue to be accreted into income over the asset's remaining life.
Developing the Company’s best estimate of expected future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions regarding the future performance. The Company's considerations include, but are not limited to (a) changes in the financial condition of the issuer and/or the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.
For non-structured securities, assumptions include, but are not limited to, economic and industry-specific trends and fundamentals, instrument-specific developments including changes in credit ratings, industry earnings multiples and the issuer’s ability to restructure, access capital markets, and execute asset sales.
For structured securities, assumptions include, but are not limited to, various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ratios ("LTVs"), average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.

ACL on Fixed Maturities, AFS by Type for the Year Ended December 31, 2020 (Successor Company)
(Before tax)	Corporate	Total
Balance, beginning of year	$—	$—
Credit losses on fixed maturities where an allowance was not previously recorded	1	1
Balance as of end of period	$1	$1

Cumulative Credit Impairments on Fixed Maturities, AFS
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2019	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
(Before tax)
Balance as of beginning of period	$(6)	$—	$(88)
Additions for credit impairments recognized on [1]:
Fixed maturities not previously impaired	(4)	(6)	—
Reductions for credit impairments previously recognized on:
Fixed maturities that matured or were sold during the period	6	—	17
Fixed maturities due to an increase in expected cash flows	—	—	1
Balance as of end of period	$(4)	$(6)	$(70)
[1]These additions are included in net realized capital gains (losses) on the Consolidated Statements of Operations.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Fixed Maturities, AFS

Fixed Maturities, AFS by Type
	Successor Company
	December 31, 2020					December 31, 2019
	Amortized Cost [1]	ACL [2]	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Amortized Cost [1]	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-Credit OTTI [3]
ABS	$436	$—	$8	$—	$444	$291	$4	$—	$295	$—
CLOs	1,425	—	7	(4)	1,428	1,150	6	(6)	1,150	—
CMBS	1,152	—	77	(11)	1,215	1,331	65	(3)	1,391	—
Corporate	7,240	(1)	1,296	(12)	8,552	7,403	696	(7)	8,121	—
Foreign govt./govt. agencies	236	—	32	—	266	382	30	(1)	409	—
Municipal	761	—	115	(1)	875	705	56	—	761	—
RMBS	745	—	26	(2)	769	853	16	(1)	868	—
U.S. Treasuries	1,142	—	192	(8)	1,326	905	88	—	993	—
Total fixed maturities, AFS	$13,137	$(1)	$1,753	$(38)	$14,875	$13,020	$961	$(18)	$13,988	$—
[1]The cost or amortized cost of assets that support modified coinsurance reinsurance contracts were not adjusted as part of the application of pushdown accounting. As a result, gross unrealized gains (losses) only include subsequent changes in value recorded in AOCI beginning June 1, 2018. Prior changes in value have been recorded in additional paid-in capital.
[2]Represents the ACL recorded following the adoption of accounting guidance for credit losses on January 1, 2020. For further information refer to Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.
[3]Represents the amount of cumulative non-credit impairment losses recognized in OCI on fixed maturities that also had credit impairments. These losses are included in gross unrealized losses as of December 31, 2019 (Successor Company).

Fixed maturities, AFS, by Contractual Maturity Year
	Successor Company
	December 31, 2020		December 31, 2019
Contractual Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$238	$241	$295	$300
Over one year through five years	1,376	1,462	1,260	1,297
Over five years through ten years	1,808	2,052	1,824	1,951
Over ten years	5,957	7,264	6,016	6,736
Subtotal	9,379	11,019	9,395	10,284
Mortgage-backed and asset-backed securities	3,758	3,856	3,625	3,704
Total fixed maturities, AFS	$13,137	$14,875	$13,020	$13,988
Estimated maturities may differ from contractual maturities due to call or prepayment provisions. Due to the potential for variability in payment speeds (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.
The Company had no investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholder's equity, other than the U.S. government and certain U.S. government agencies as of December 31, 2020 or 2019 (Successor Company). As of December 31, 2020 (Successor Company), other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were the IBM Corporation, Walt Disney Company, and Wells Fargo & Company, which each comprised less than 1% of total invested assets. As of December 31, 2019 (Successor Company), other than U.S. government and certain U.S. government agencies, the Company’s three

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

largest exposures by issuer were the IBM Corporation, Walt Disney Company, and the Microsoft Corporation, which each comprised less than 1% of total invested assets.
The Company’s three largest exposures by sector as of December 31, 2020 (Successor Company), were financial services, utilities, and the CLO sector which comprised approximately 8%, 8%, and 7%, respectively, of total invested assets. The Company’s three largest exposures by sector as of December 31, 2019 (Successor Company) were utilities, CMBS, and financial services which comprised approximately 7%, 7%, and 7%, respectively, of total invested assets.
Unrealized Losses on Fixed Maturities, AFS

Unrealized Loss Aging for Fixed Maturities, AFS by Type and Length of Time as of December 31, 2020
Successor Company
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
ABS	$—	$—	$16	$—	$16	$—
CLOs	346	(1)	411	(3)	757	(4)
CMBS	214	(11)	2	—	216	(11)
Corporate	110	(9)	63	(3)	173	(12)
Foreign govt./govt. agencies	1	—	—	—	1	—
Municipal	28	(1)	—	—	28	(1)
RMBS	223	(1)	39	(1)	262	(2)
U.S. Treasuries	236	(8)	—	—	236	(8)
Total fixed maturities, AFS in an unrealized loss position	$1,158	$(31)	$531	$(7)	$1,689	$(38)

Unrealized Loss Aging for Fixed Maturities, AFS by Type and Length of Time as of December 31, 2019
Successor Company
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
ABS	$51	$—	$14	$—	$65	$—
CLOs	188	(1)	642	(5)	830	(6)
CMBS	93	(2)	9	(1)	102	(3)
Corporate	144	(3)	176	(4)	320	(7)
Foreign govt./govt. agencies	5	—	30	(1)	35	(1)
Municipal	51	—	—	—	51	—
RMBS	80	—	87	(1)	167	(1)
U.S. Treasuries	13	—	—	—	13	—
Total fixed maturities, AFS in an unrealized loss position	$625	$(6)	$958	$(12)	$1,583	$(18)
As of December 31, 2020 (Successor Company), fixed maturities, AFS in an unrealized loss position consisted of 377 instruments, primarily in the corporate sectors, most notably energy issuers and issuers in the transportation services sector, and CMBS which were depressed largely due to widening of credit spreads since the purchase date. As of December 31, 2020 (Successor Company), 99% of these fixed maturities were depressed less than 20% of cost or amortized cost. The increase in unrealized losses during 2020 was primarily attributable to wider credit spreads within higher yielding corporates and CMBS and higher interest rates on U.S. Treasuries purchased earlier in the year.
Most of the fixed maturities depressed for twelve months or more relate to CLOs and corporates. CLO securities and corporate fixed maturities were primarily depressed because current market spreads are wider than at the respective purchase dates. The Company neither has an intention to sell nor does it expect to be required to sell the fixed maturities outlined in the preceding discussion. The decision to record credit losses on fixed maturities, AFS in the form of an ACL

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

requires us to make qualitative and quantitative estimates of expected future cash flows. Actual cash flows could deviate significantly from our expectations resulting in realized losses in future periods.
Mortgage Loans
ACL on Mortgage Loans
The Company reviews mortgage loans on a quarterly basis to estimate the ACL, with changes in the ACL recorded in net realized capital gains and losses. Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level under multiple economic scenarios. The scenarios use macroeconomic data provided by an internationally recognized economics firm that generates forecasts of varying economic factors such as GDP growth, unemployment and interest rates. The economic scenarios are projected over 10 years. The first two to four years of the 10-year period assume a specific modeled economic scenario (including moderate upside, moderate recession and severe recession scenarios) and then revert to historical long-term assumptions over the remaining period. Using these economic scenarios, the forecasting model projects property-specific operating income and capitalization rates used to estimate the value of a future operating income stream. The operating income and the property valuations derived from capitalization rates are compared to loan payment and principal amounts to create debt-service coverage ratios ("DSCRs") and LTVs over the forecast period. The model overlays historical data about mortgage loan performance based on DSCRs and LTVs and projects the probability of default, amount of loss given a default and resulting expected loss through maturity for each loan under each economic scenario. Economic scenarios are probability-weighted based on a statistical analysis of the forecasted economic factors and qualitative analysis. The Company records the change in the ACL on mortgage loans based on the weighted-average expected credit losses across the selected economic scenarios.
In response to significant economic stress experienced as a result of the COVID-19 pandemic during 2020 the Company increased the weight of both a moderate and severe recession in our estimate of the ACL. The Company continues to monitor economic uncertainty including rising COVID-19 infections leading to short-term lockdowns and the corresponding impact that this might have on the mortgage loan portfolio.
The ultimate impact to the Company’s financial statements could vary significantly from our estimates depending on, among other things, the duration and severity of the pandemic, the duration and severity of the economic downturn and the degree to which federal, state and local government actions to mitigate the economic impact of COVID-19 are effective. The impact on our commercial mortgage loan portfolio will also be impacted by borrower behavior in response to the economic stress. Borrowers with lower LTVs have an incentive to continue to make payments of principal and/or interest in order to preserve the equity they have in the underlying commercial real estate properties. As property values decline, borrowers have less incentive to continue to make payments.
When a borrower is experiencing financial difficulty, including when foreclosure is probable, the Company measures an ACL on individual mortgage loans.The ACL is established for any shortfall between the amortized cost of the loan and the fair value of the collateral less costs to sell. Estimates of collectibility from an individual borrower require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of underlying collateral such as changes in projected property value estimates. As of December 31, 2020 (Successor Company), the Company did not have any mortgage loans for which an ACL was established on an individual basis.
There were no mortgage loans held-for-sale as of December 31, 2020 or 2019 (Successor Company). As of December 31, 2020 (Successor Company), the Company had no mortgage loans that have had extensions or restructurings other than what is allowable under the original terms of the contract.
Prior to January 1, 2020, the accounting model was based on an incurred loss approach. Mortgage loans were considered to be impaired when management estimated that, based upon current information and events, it was probable that the Company would be unable to collect amounts due according to the contractual terms of the loan agreement. For mortgage loans that were deemed impaired, a valuation allowance was established for the difference between the carrying amount and estimated value. Changes in valuation allowances were recorded in net realized capital gains and losses.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

ACL on Mortgage Loans
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Balance as of January 1,	$—	$5	$—	$—
Cumulative effect of accounting changes [1]	9
Adjusted beginning ACL [2]	9	5	—	—
Current period provision (release)	8	(5)	5	—
Balance as of December 31,	$17	$—	$5	$—
[1] Represents the establishment of ACL recorded on adoption of accounting guidance for credit losses on January 1, 2020. For further                 information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies.
[2] Prior to adoption of accounting guidance for credit losses on January 1, 2020, amounts were presented as a valuation allowance on mortgage loans.
The increase in the allowance for the year-ended December 31, 2020 (Successor Company) is the result of the COVID-19 pandemic and its impacts on the economic forecasts, as discussed above, as well as lower estimated property values and operating income as compared to the prior year.
The weighted-average LTV ratio of the Company’s mortgage loan portfolio was 54% as of December 31, 2020 (Successor Company), while the weighted-average LTV ratio at origination of these loans was 62%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan with property values based on appraisals updated no less than annually. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments and are updated no less than annually through reviews of underlying properties.

Mortgage Loans LTV & DSCR by Origination Year as of December 31, 2020 (Successor Company)
	2020		2019		2018		2017		2016		2015 & Prior		Total
Loan-to-Value	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost [1]	Avg. DSCR
65% - 80%	6	1.24x	78	1.56x	175	1.75x	94	1.98x	1	2.95x	54	1.12x	408	1.68x
Less than 65%	164	2.26x	207	2.95x	178	2.24x	248	2.35x	176	2.90x	728	2.29x	1,701	2.44x
Total mortgage loans	$170	2.23x	$285	2.56x	$353	1.99x	$342	2.25x	$177	2.90x	$782	2.21x	$2,109	2.29x
[1] Amortized cost of mortgage loans excludes ACL of $17.

Mortgage Loans LTV & DSCR as of December 31, 2019 (Successor Company)
Loan-to-Value	Amortized Cost	Avg. DSCR
65% - 80%	$269	1.74x
Less than 65%	1,972	2.44x
Total mortgage loans	$2,241	2.36x

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Mortgage Loans by Region
	Successor Company
	December 31, 2020		December 31, 2019
	Amortized Cost [1]	Percent of Total	Amortized Cost	Percent of Total
East North Central	$80	3.8%	$67	3.0%
East South Central	19	0.9%	19	0.9%
Middle Atlantic	154	7.3%	204	9.1%
Mountain	78	3.7%	75	3.3%
New England	83	3.9%	85	3.8%
Pacific	562	26.7%	646	28.8%
South Atlantic	569	27.0%	510	22.8%
West South Central	213	10.1%	209	9.3%
Other [2]	351	16.6%	426	19.0%
Total mortgage loans	$2,109	100%	$2,241	100%
[1]Amortized cost of mortgage loans excludes ACL of $17.
[2]Primarily represents loans collateralized by multiple properties in various regions.

Mortgage Loans by Property Type
	Successor Company
	December 31, 2020		December 31, 2019
	Amortized Cost [1]	Percent of Total	Amortized Cost	Percent of Total
Commercial
Industrial	$602	28.6%	$603	26.9%
Lodging	22	1.0%	24	1.1%
Multifamily	536	25.4%	576	25.7%
Office	481	22.8%	471	21.0%
Retail	418	19.8%	398	17.8%
Single Family	50	2.4%	120	5.3%
Other	—	—%	49	2.2%
Total mortgage loans	$2,109	100%	$2,241	100%
[1]Amortized cost of mortgage loans excludes ACL of $17.
Past-Due Mortgage Loans
Mortgage loans are considered past due if a payment of principal or interest is not received according to the contractual terms of the loan agreement, which typically includes a grace period. As of December 31, 2020 and 2019 (Successor Company), the Company held no mortgage loans considered past due.
Purchased Financial Assets with Credit Deterioration
Purchased financial assets with credit deterioration ("PCD") are purchased financial assets with a “more-than-insignificant” amount of credit deterioration since origination. PCD assets are assessed only at initial acquisition date and for any investments identified, the Company records an allowance at acquisition with a corresponding increase to the amortized cost basis. As of December 31, 2020 (Successor Company), the Company held no PCD fixed maturities, AFS or mortgage loans.
Variable Interest Entities
The Company is engaged with various special purpose entities and other entities that are deemed to be variable interest entities ("VIEs") primarily as an investor through normal investment activities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE on the Company’s Consolidated Financial Statements. As of December 31, 2020 and 2019 (Successor Company), the Company did not hold any VIEs for which it was the primary beneficiary.
Non-Consolidated VIEs
The Company, through normal investment activities, makes passive investments in limited partnerships and other alternative investments. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments. The Company’s maximum exposure to loss as of December 31, 2020 and 2019 (Successor Company) is limited to the total carrying value of $975 and $914, respectively, which are included in limited partnerships and other alternative investments on the Company's Consolidated Balance Sheets. As of December 31, 2020 and 2019 (Successor Company), the Company had outstanding commitments totaling $461 and $474, respectively, whereby the Company is committed to fund these investments and may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. These investments are generally of a passive nature in that the Company does not take an active role in management.
In addition, the Company also makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are included in ABS, CLOs, CMBS and RMBS in the Available-for-Sale Securities table on the Company’s Consolidated Balance Sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits and the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.
Repurchase Agreements and Other Collateral Transactions
The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through repurchase agreements.
Repurchase Agreements
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. The maturity of these transactions is generally of ninety days or less. Repurchase agreements include master netting provisions that provide both parties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company's current positions do not meet the specific conditions for net presentation.
Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred under specified conditions and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's Consolidated Balance Sheets. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's Consolidated Balance Sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

From time to time, the Company enters into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The maturity of these transactions is generally within one year. The agreements require additional collateral to be transferred to the Company under specified conditions and the Company has the right to sell or re-pledge the securities received. The Company accounts for reverse repurchase agreements as collateralized financing. The receivable for reverse repurchase agreements is included within short-term investments in the Company's Consolidated Balance Sheets.

Repurchase Agreements
	Successor Company
	December 31, 2020	December 31, 2019
	Fair Value	Fair Value
Repurchase agreements:
Gross amount of recognized liabilities for repurchase agreements	$262	$269
Gross amount of collateral pledged related to repurchase agreements [1]	$267	$273
Gross amount of recognized receivables for reverse repurchase agreements [2]	$28	$10
[1]Collateral pledged is included within fixed maturities, AFS and short-term investments on the Company's Consolidated Balance Sheets.
[2]Collateral received is included within short-term investments on the Company's Consolidated Balance Sheets.
Other Collateral Transactions
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2020 and 2019 (Successor Company), the fair value of securities on deposit was $28 and $24, respectively.
For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivative Instruments of Notes to Consolidated Financial Statements.
Equity Method Investments
The majority of the Company's investments in limited partnerships and other alternative investments, including hedge funds, mortgage and real estate funds, and private equity and other funds (collectively, “limited partnerships”), are accounted for under the equity method of accounting. The Company recognized total equity method income of $130 and $161 for the years ended December 31, 2020 and 2019 (Successor Company), respectively, $67 for the period of June 1, 2018 to December 31, 2018 (Successor Company), and $41 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company). Equity method income is reported in net investment income. The Company’s maximum exposure to loss as of December 31, 2020 (Successor Company) is limited to the total carrying value of $999. In addition, the Company has outstanding commitments totaling approximately $463, to fund limited partnership and other alternative investments as of December 31, 2020 (Successor Company).
The Company’s investments in limited partnerships are generally of a passive nature in that the Company does not take an active role in the management of the limited partnerships. In 2020, aggregate investment income (losses) from limited partnerships and other alternative investments exceeded 10% of the Company’s pre-tax consolidated net income. Accordingly, the Company is disclosing aggregated summarized financial data for the Company’s limited partnership investments. This aggregated summarized financial data does not represent the Company’s proportionate share of limited partnership assets or earnings. Aggregate total assets of the limited partnerships in which the Company invested totaled $130.7 billion and $140.4 billion as of December 31, 2020 and 2019 (Successor Company), respectively. Aggregate total liabilities of the limited partnerships in which the Company invested totaled $24.3 billion and $25.5 billion as of December 31, 2020 and 2019 (Successor Company), respectively. Aggregate net investment income (loss) of the limited partnerships in which the Company invested totaled $1.0 billion, $405 and $653 for the years ended December 31, 2020, 2019 and 2018 (Successor Company), respectively. Aggregate net income excluding net investment income of the limited partnerships in which the Company invested totaled $5.9 billion, $10.2 billion, and $8.9 billion for the years ended December 31, 2020, 2019 and 2018 (Successor Company), respectively. As of, and for the year ended, December 31, 2020 (Successor Company), the aggregated summarized financial data reflects the latest available financial information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives

Derivative Instruments
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. The Company also may enter into and has previously issued financial instruments and products that either are accounted for as free-standing derivatives, such as certain reinsurance contracts, or as embedded derivative instruments, such as certain GMWB riders included with certain variable annuity products.
Strategies that Qualify for Hedge Accounting
Some of the Company's derivatives satisfy hedge accounting requirements as outlined in Note 1 of these financial statements. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. As a result of pushdown accounting, derivative instruments that previously qualified for hedge accounting were de-designated and recorded at fair value through adjustments to additional paid in capital at the acquisition date. The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates. Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.
Non-qualifying Strategies
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's variable annuity products as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.
The non-qualifying strategies include:
Interest Rate Swaps, Swaptions and Futures
The Company uses interest rate swaps, swaptions and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2020 and 2019 (Successor Company), the notional amount of interest rate swaps in offsetting relationships was $1.3 billion for both years.
Foreign Currency Swaps and Forwards
The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash.
Fixed Payout Annuity Hedge
The Company previously had obligations for certain yen denominated fixed payout annuities under an assumed reinsurance contract. The Company had in place swap contracts to hedge the currency and yen interest rate exposure between the U.S. dollar denominated assets and the yen denominated fixed liability reinsurance payments. The last swap matured on October 31, 2019.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty or the Company should the referenced security issuers experience a credit event, as defined in the contract. In addition, the

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Equity Index Swaps and Options
The Company enters into equity index options to hedge the impact of a decline in the equity markets on the investment portfolio.
Macro Hedge Program
The Company utilizes equity swaps, options and futures as well as interest rate swaps to provide protection against the statutory tail scenario risk to the Company's statutory surplus arising from higher GMWB and guaranteed minimum death benefits ("GMDB") claims as well as lower variable annuity fee revenue.
GMWB Derivatives, net
The Company formerly offered certain variable annuity products with GMWB riders. The GMWB product is a bifurcated embedded derivative (“GMWB product derivatives”) that has a notional value equal to the GRB. The Company uses reinsurance contracts to transfer a portion of its risk of loss due to GMWB. The reinsurance contracts covering GMWB (“GMWB reinsurance contracts”) are accounted for as free-standing derivatives with a notional amount equal to the GRB reinsured.
During 2020, the Company closed the dynamic hedging program as the targeted risk exposure was no longer significant. Any risks covered previously under the dynamic hedging program are now covered by the macro hedge program. The Company previously utilized derivatives (“GMWB hedging instruments”) as part of a dynamic hedging program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders. The GMWB hedging instruments hedged changes in interest rates, equity market levels, and equity volatility. These derivatives included customized swaps, interest rate swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index. The Company retained the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices.

GMWB Hedging Instruments
	Successor Company
	Notional Amount		Fair Value
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Customized swaps		$3,938		$34
Equity swaps, options, and futures		855		(2)
Interest rate swaps and futures		2,189		41
Total		$6,982		$73
Modified Coinsurance Reinsurance Contracts
As of December 31, 2020 and 2019 (Successor Company), the Company had approximately $843 and $819, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in a trust established by the Company. The Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value of investments subject to interest rate and credit risk. The notional amount of the embedded derivative reinsurance contracts are the invested assets which are carried at fair value and support the reinsured reserves.
Derivative Balance Sheet Classification
For reporting purposes, the Company has elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

the table below. The Company’s derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the fair value option.

Successor Company
	Net Derivatives				Asset Derivatives		Liability Derivatives
	Notional Amount		Fair Value		Fair Value		Fair Value
Hedge Designation/ Derivative Type	Dec 31, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019
Cash flow hedges
Foreign currency swaps	$25	$10	$(2)	$—	$—	$—	$(2)	$—
Total cash flow hedges	25	10	(2)	—	—	—	(2)	—
Non-qualifying strategies
Interest rate contracts
Interest rate swaps and futures	3,419	3,082	(13)	(39)	28	11	(41)	(50)
Foreign exchange contracts
Foreign currency swaps and forwards	222	225	—	(7)	8	9	(8)	(16)
Credit contracts
Credit derivatives that purchase credit protection	40	40	—	(1)	—	—	—	(1)
Equity contracts
Equity index swaps and options	2,000	2,000	—	—	—	—	—	—
Variable annuity hedge program
GMWB product derivatives [1]	7,803	8,717	21	5	33	23	(12)	(18)
GMWB reinsurance contracts	1,688	1,869	7	17	7	17	—	—
GMWB hedging instruments	—	6,982	—	73	—	89	—	(16)
Macro hedge program	24,188	19,879	(453)	(114)	268	98	(721)	(212)
Other
Modified coinsurance reinsurance contracts	843	819	(93)	(43)	—	—	(93)	(43)
Total non-qualifying strategies	40,203	43,613	(531)	(109)	344	247	(875)	(356)
Total cash flow hedges and non-qualifying strategies	$40,228	$43,623	$(533)	$(109)	$344	$247	$(877)	$(356)
Balance Sheet Location
Fixed maturities, available-for-sale	$49	$43	$—	$—	$—	$—	$—	$—
Other investments	5,791	5,779	12	72	13	83	(1)	(11)
Other liabilities	24,054	26,396	(480)	(160)	291	124	(771)	(284)
Reinsurance recoverables	2,531	2,688	(86)	(26)	7	17	(93)	(43)
Other policyholder funds and benefits payable	7,803	8,717	21	5	33	23	(12)	(18)
Total derivatives	$40,228	$43,623	$(533)	$(109)	$344	$247	$(877)	$(356)
[1] These derivatives are embedded within liabilities and are not held for risk management purposes.
Offsetting of Derivative Assets/Liabilities
The following tables present the gross fair value amounts, the amounts offset, and net position of derivative instruments eligible for offset on the Company's Consolidated Balance Sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under U.S. GAAP.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Offsetting Derivative Assets and Liabilities (Successor Company)
	(i)	(ii)	(iii) = (i) - (ii)			(v) = (iii) - (iv)
			Net Amounts Presented on the Statement of Financial Position		Collateral Disallowed for Offset on the Statement of Financial Position
	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset on the Statement of Financial Position	Derivative Assets [1] (Liabilities) [2]	Accrued Interest and Cash Collateral (Received) [3] Pledged [2]	Financial Collateral (Received) Pledged [4]	Net Amount
As of December 31, 2020
Other investments	$304	$295	$12	$(3)	$—	$9
Other liabilities	(772)	(279)	(480)	(13)	(488)	(5)
As of December 31, 2019
Other investments	$207	$187	$72	$(52)	$8	$12
Other liabilities	(295)	(91)	(160)	(44)	(204)	—
[1]Included in other invested assets on the Company's Consolidated Balance Sheets.
[2]Included in other liabilities on the Company's Consolidated Balance Sheets and is limited to the net derivative payable associated with each counterparty.
[3]Included in other investments on the Company's Consolidated Balance Sheets and is limited to the net derivative receivable associated with each counterparty.
[4]Excludes collateral associated with exchange-traded derivative instruments.
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

Derivatives in Cash Flow Hedging Relationships
	Gain (Loss) Recognized in OCI
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Interest rate swaps	$—	$—	$—	$(17)
Foreign currency swaps	(2)	—	—	—
Total	$(2)	$—	$—	$(17)

Derivatives in Cash Flow Hedging Relationships (Successor Company)
Gain or (Loss) Reclassified from AOCI into Income
	For the Years Ended December 31,				June 1, 2018 to December 31, 2018
	2020		2019
	Net Capital Gain (Loss)	Net Investment Income	Net Capital Gain (Loss)	Net Investment Income	Net Capital Gain (Loss)	Net Investment Income
Interest rate swaps	—	—	—	—	—	—
Foreign currency swaps	—	—	—	—	—	—
Total	$—	$—	$—	$—	$—	$—
Total Amounts Presented on the Consolidated Statements of Operations	$(74)	$816	$(275)	$924	$142	$509

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivatives in Cash Flow Hedging Relationships (Predecessor Company)
	Gain or (Loss) Reclassified from AOCI into Income
	January 1, 2018 to May 31, 2018
	Net Capital Gain/(Loss)	Net Investment Income
Interest rate swaps	$—	$8
Foreign currency swaps	(2)	—
Total	(2)	8
Total Amounts Presented on the Consolidated Statements of Operations	$(107)	$520
As of December 31, 2020, the before tax deferred net gains on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months is less than $1. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.
For all periods presented, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.
Non-qualifying Strategies
For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains (losses).

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Non-qualifying Strategies Gain (Loss) Recognized within Net Realized Capital Gains (Losses)
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Variable annuity hedge program
GMWB product derivatives	$67	$134	$(25)	$82
GMWB reinsurance contracts	(27)	(13)	1	(25)
GMWB hedging instruments	42	(68)	36	(45)
Macro hedge program	(414)	(418)	153	(36)
Total variable annuity hedge program	(332)	(365)	165	(24)
Foreign exchange contracts
Foreign currency swaps and forwards	(4)	—	2	(3)
Fixed payout annuity hedge	—	(4)	(15)	10
Total foreign exchange contracts	(4)	(4)	(13)	7
Other non-qualifying derivatives
Interest rate contracts
Interest rate swaps, swaptions, and futures	180	103	23	(40)
Credit contracts
Credit derivatives that purchase credit protection	19	—	—	1
Credit derivatives that assume credit risk	—	7	(1)	(3)
Equity contracts
Equity index swaps and options	—	(1)	—	—
Other
Modified coinsurance reinsurance contracts	(50)	(55)	13	32
Total other non-qualifying derivatives	149	54	35	(10)
Total [1]	$(187)	$(315)	$187	$(27)
[1]    Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option.
Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings. As of December 31, 2020 and 2019 (Successor Company), the Company did not hold any credit derivatives that assume credit risk.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivative Collateral Arrangements
The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2020 and 2019 (Successor Company), the Company pledged cash collateral with a fair value of $48 and $10, respectively, associated with derivative instruments. The collateral receivable has been recorded in other assets or other liabilities on the Company's Consolidated Balance Sheets, as determined by the Company's election to offset on the balance sheet. As of December 31, 2020 and 2019 (Successor Company), the Company also pledged securities collateral associated with derivative instruments with a fair value of $526 and $214, respectively, which have been included in fixed maturities on the Consolidated Balance Sheets. The counterparties generally have the right to sell or re-pledge these securities. In addition, as of December 31, 2020 and 2019 (Successor Company), the Company has pledged initial margin of securities related to OTC-cleared and exchange traded derivatives with a fair value of $215 and $165, respectively.
As of December 31, 2020 and 2019 (Successor Company), the Company accepted cash collateral associated with derivative instruments of $65 and $188, respectively, which was invested and recorded on the Consolidated Balance Sheets in fixed maturities and short-term investments with corresponding amounts recorded in other investments or other liabilities as determined by the Company's election to offset on the balance sheet. The Company also accepted securities collateral as of December 31, 2020 and 2019 (Successor Company) with a fair value of $0 and $9, respectively, all of which the Company has the right to sell or repledge. As of December 31, 2020 (Successor Company), the Company has not repledged securities and did not sell any securities. The non-cash collateral accepted was held in separate custodial accounts and was not included on the Company's Consolidated Balance Sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance
The Company cedes insurance to unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly monitors the financial condition and ratings of its reinsurers and structures agreements to provide collateral funds where necessary.
Reinsurance Recoverables
Reinsurance recoverables include balances due from reinsurance companies and are presented net of allowances for uncollectible reinsurance in 2019 and net of ACL in 2020, upon adoption of ASU 2016-13. For further information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements. The ACL represents an estimate of expected credit losses over the lifetime of the contracts that reflect management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ inability to pay. Reinsurance recoverables include an estimate of the amount of policyholder benefits that may be ceded under the terms of the reinsurance agreements. Amounts recoverable from reinsurers are estimated in a manner consistent with assumptions used for the underlying policy benefits. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for future policy benefits.

Reinsurance Recoverables, net (Successor Company)
	As of December 31,
	2020	2019
Reserve for future policy benefits and other policyholder funds and benefits payable
Sold businesses (MassMutual and Prudential)	$18,807	$19,534
Commonwealth	7,579	8,147
Other reinsurers	1,076	1,143
Gross reinsurance recoverables	27,462	28,824
Less: ACL	7
Reinsurance recoverables, net [1]	$27,455	$28,824
[1] As of December 31, 2019 (Successor Company), no allowance for uncollectible reinsurance was required.
As of December 31, 2020 (Successor Company), the Company had reinsurance recoverables from Commonwealth, Massachusetts Mutual Life Insurance Company ("MassMutual") and Prudential Financial, Inc. ("Prudential") of approximately $7.6 billion, $7.0 billion and $11.8 billion, respectively. As of December 31, 2019 (Successor Company), the Company had reinsurance recoverables from Commonwealth, MassMutual and Prudential of $8.1 billion, $8.0 billion and $11.5 billion, respectively. The Company's obligations to its direct policyholders that have been reinsured to Commonwealth, MassMutual and Prudential are primarily secured by invested assets held in trust.
As of December 31, 2020 (Successor Company), the ACL increased to $7 from $5 at January 1, 2020, upon adoption of ASU 2016-13. The Company closely monitors the financial condition, ratings and current market information of all its counterparty reinsurers and records an ACL considering the credit quality of the reinsurer, the invested assets in trust, and the period over which the recoverable balances are expected to be collected. Counterparty risk is assessed on a pooled basis in cases of shared risk characteristics, and separately for individual reinsurers when it is more relevant. The Company evaluates historical events, current conditions, and reasonable and supportable forecasts in developing its ACL estimate. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts and funds held accounts. The ACL is estimated using a probability of default and loss given default model applied to the amount of reinsurance recoverables, net of collateral, exposed to loss. The probability of default factor is assigned based on each reinsurer's credit rating. The Company reassesses and updates credit ratings on a quarterly basis. The probability of default factors encompass historical industry defaults for liabilities with similar durations to the reinsured liabilities as estimated through multiple economic cycles. The loss given default factors are based on a study of historical recovery rates for general creditors of corporations through multiple economic cycles.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)

Insurance Revenues
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Gross earned premiums, fee income and other	$2,221	$2,375	$1,439	$1,059
Reinsurance assumed	125	115	66	48
Reinsurance ceded	(1,570)	(1,627)	(972)	(684)
Net earned premiums, fee income and other	$776	$863	$533	$423
The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $1.5 billion and $1.4 billion for the years ended December 31, 2020 and 2019 (Successor Company), respectively, $731 for the period of June 1, 2018 to December 31, 2018 (Successor Company) and $546 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company). In addition, the Company has reinsured a portion of the risk associated with U.S. variable annuities and the associated GMDB and GMWB riders.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
6. Deferred Policy Acquisition Costs and Value of Business Acquired

Changes in the DAC Balance [1]
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Balance, beginning of period	$—	$—	$—	$405
Deferred costs	—	—	—	1
Amortization — DAC	—	—	—	(13)
Amortization — Unlock benefit (charge), pre-tax	—	—	—	(3)
Adjustments to unrealized gains and losses on securities AFS and other	—	—	—	31
Balance, end of period	$—	$—	$—	$421
[1]    Effective with the application of pushdown accounting on May 31, 2018, the Company eliminated its DAC balance through a pushdown accounting adjustment. Please see Note 1, Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements for further discussion of pushdown accounting.

Changes in the VOBA Balance [1]
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Balance, beginning of period	$696	$716	$805	$—
Amortization — VOBA [2]	14	25	(80)	—
Amortization — Unlock benefit (charge), pre-tax	(64)	—	(19)	—
Adjustments to unrealized gains and losses on securities AFS and other	(60)	(45)	10	—
Balance, end of period	$586	$696	$716	$—
[1]    Effective with the application of pushdown accounting on May 31, 2018, the Company established its VOBA balance through a pushdown accounting adjustment. For further discussion of pushdown accounting, please see Note 1, Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.
[2] Negative gross profits due to hedge losses resulted in a write-up of VOBA.

Expected Amortization of VOBA
Successor Company
Years	Expected Amortization
2021	$(10)
2022	$18
2023	$22
2024	$25
2025	$31

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Reserves for Future Policy Benefits and Separate Account Liabilities

Changes in Reserves for Future Policy Benefits
Successor Company
	Universal Life-Type Contracts
	GMDB/GMWB [1]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [2]	Total Future Policy Benefits
Liability balance as of January 1, 2020	$450	$3,691	$14,324	$18,465
Incurred [3]	101	526	467	1,094
Paid	(91)	(22)	(821)	(934)
Liability balance as of December 31, 2020	$460	$4,195	$13,970	$18,625
Reinsurance recoverable asset as of January 1, 2020	$269	$3,691	$4,843	$8,803
Incurred [3]	57	526	122	705
Paid	(72)	(22)	(275)	(369)
Reinsurance recoverable asset as of December 31, 2020	$254	$4,195	$4,690	$9,139

Successor Company
	Universal Life-Type Contracts
	GMDB/GMWB [1]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [2]	Total Future Policy Benefits
Liability balance as of January 1, 2019	$462	$3,276	$14,585	$18,323
Incurred [3]	78	419	566	1,063
Paid	(90)	(4)	(827)	(921)
Liability balance as of December 31, 2019	$450	$3,691	$14,324	$18,465
Reinsurance recoverable asset as of January 1, 2019	$284	$3,276	$4,972	$8,532
Incurred [3]	57	419	163	639
Paid	(72)	(4)	(292)	(368)
Reinsurance recoverable asset as of December 31, 2019	$269	$3,691	$4,843	$8,803
[1]    These liability balances include all GMDB benefits, plus the life-contingent portion of GMWB benefits in excess of the return of the GRB. GMWB benefits up to the GRB are embedded derivatives held at fair value and are excluded from these balances.
[2]    Represents life-contingent reserves for which the company is subject to insurance and investment risk.
[3]    Includes the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

Account Value by GMDB/GMWB Type as of December 31, 2020
	Account Value (“AV”) [9]	Net amount at Risk (“NAR”) [10]	Retained Net Amount at Risk (“RNAR”) [10]	Weighted Average Attained Age of Annuitant
MAV [1]
MAV only	$12,649	$1,500	$225	74
With 5% rollup [2]	928	72	23	75
With earnings protection benefit rider (“EPB”) [3]	3,221	594	83	74
With 5% rollup & EPB	446	101	22	76
Total MAV	17,244	2,267	353
Asset protection benefit ("APB") [4]	8,332	46	32	72
Lifetime income benefit ("LIB") – death benefit [5]	369	2	2	74
Reset [6] (5-7 years)	2,420	7	5	72
Return of premium ("ROP") /other [7]	5,642	46	45	75
Variable annuity without GMDB [8]	2,570	—	—	72
Subtotal variable annuity [11]	$36,577	$2,368	$437	74
Less: general account value	2,801
Subtotal variable annuity separate account liabilities	33,776
Separate account liabilities - other	75,849
Total separate account liabilities	$109,625
[1]MAV GMDB is the greatest of current AV, net premiums paid and the highest AV on any anniversary before age 80 years (adjusted for withdrawals).
[2]Rollup GMDB is the greatest of the MAV, current AV, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 years or 100% of adjusted premiums.
[3]EPB GMDB is the greatest of the MAV, current AV, or contract value plus a percentage of the contract’s growth. The contract’s growth is AV less premiums net of withdrawals, subject to a cap of 200% of premiums net withdrawals.
[4]APB GMDB is the greater of current AV or MAV, not to exceed current AV plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).
[5]LIB GMDB is the greatest of current AV; net premiums paid; or, for certain contracts, a benefit amount generally based on market performance that ratchets over time.
[6]Reset GMDB is the greatest of current AV, net premiums paid and the most recent five to seven year anniversary AV before age 80 years (adjusted for withdrawals).
[7]ROP GMDB is the greater of current AV and net premiums paid.
[8]Includes account value for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.
[9]AV includes the contract holder’s investment in the separate account and the general account.
[10]NAR is defined as the guaranteed minimum death benefit in excess of the current AV. RNAR represents NAR reduced for reinsurance. NAR and RNAR are highly sensitive to equity market movements and increase when equity markets decline.
[11]Some variable annuity contracts with GMDB also have a life-contingent GMWB that may provide for benefits in excess of the return of the GRB. Such contracts included in this amount have $5.0 billion of total account value and weighted average attained age of 76 years. There is no NAR or retained NAR related to these contracts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

Account Balance Breakdown of Variable Separate Account Investments for Contracts with Guarantees
	Successor Company
Asset Type	December 31, 2020	December 31, 2019
Equity securities (including mutual funds)	$32,011	$31,114
Cash and cash equivalents [1]	1,765	1,319
Total [2]	$33,776	$32,433
[1]    Represents an allocation of the portfolio holdings.
[2]    Includes $2.6 billion and $2.3 billion of account value as of December 31, 2020 and 2019 (Successor Company) for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.
As of December 31, 2020 and 2019 (Successor Company), approximately 18% and 21%, respectively, of the equity securities (including mutual funds), in the preceding table were funds invested in fixed income securities and approximately 82% and 79%, respectively, were funds invested in equity securities.
For further information on guaranteed living benefits that are accounted for at fair value, such as GMWB, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Other Intangible Assets

Other Intangible Assets (Successor Company)
As of December 31, 2020
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted Average Expected Life
Amortizing intangible assets [1]	$29	$15	$14	5
Total indefinite lived intangible assets [2]	26	—	26	—
Total other intangible assets	$55	$15	$40	5
[1]    Consist of internally developed software
[2]    Consist of state insurance licenses
There have been no additions, renewals or extension since December 31, 2019 (Successor Company).

Expected Pre-tax Amortization Expense (Successor Company)
Years	Expected Future Amortization Expense
2021	$6
2022	$6
2023	$2
2024	$—
2025	$—

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Debt

Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the Company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The Connecticut Insurance Department ("CTDOI") will permit the Company to pledge up to approximately $940 in qualifying assets to secure FHLBB advances for 2021. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2020, the Company had no advances outstanding under the FHLBB facility.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes

Provision for Income Taxes
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
Income Tax Expense (Benefit)	2020	2019
Current - U.S. Federal	$10	$(8)	$(15)	$1
Deferred - U.S. Federal	56	52	74	6
Total income tax expense	$66	$44	$59	$7
Deferred tax assets and liabilities on the consolidated balance sheets represent the tax consequences of differences between the financial reporting and tax basis of assets and liabilities.

Components of Deferred Tax Assets (Liabilities)
	Successor Company
	As of December 31,
	2020	2019
Deferred Tax Assets
Tax basis deferred policy acquisition costs	$79	$60
Unearned premium reserve and other underwriting related reserves	1	4
VOBA and reserves	567	557
Net operating loss carryover	102	166
Employee benefits	7	4
Foreign tax credit carryover	18	13
Deferred reinsurance gain	198	210
Other	11	15
Total deferred tax assets	983	1,029
Deferred Tax Liabilities
Investment related items	(145)	(150)
Net unrealized gain on investments	(360)	(198)
Total deferred tax liabilities	(505)	(348)
Net deferred tax assets	$478	$681
The federal audits for the Company have been completed through 2013 and the Company is not currently under examination for any open years. The statute of limitations is closed through the 2016 tax year with the exception of net operating loss ("NOL") carryforwards utilized in open tax years. Management believes that adequate provision has been made on the consolidated financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. For periods ending December 31, 2020 and 2019 (Successor Company), the Company had no reserves for uncertain tax positions. At December 31, 2020 and 2019 (Successor Company), there was no unrecognized tax benefit that if recognized would affect the effective tax rate and that is reasonably possible of significantly increasing or decreasing within the next 12 months.
The Company classifies interest and penalties (if applicable) as income tax expense on the consolidated financial statements. The Company recognized no interest expense for the years ended December 31, 2020 and 2019 (Successor Company), the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company). The Company had no interest payable as of December 31, 2020 and 2019 (Successor Company). The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not recorded any accrual for penalties.
The application of purchase and pushdown accounting resulted in market value adjustments to the Company’s assets and liabilities, which resulted in a corresponding increase in the Company’s deferred tax asset. For further information, see Note 1- Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes (continued)
The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.
Net deferred income taxes include the future tax benefits associated with the net operating loss carryover and foreign tax credit carryover as follows:
Net Operating Loss Carryover
As of December 31, 2020 and 2019 (Successor Company), the net deferred tax asset included the expected tax benefit attributable to net operating losses of $484 and $790, respectively. The totals include U.S. losses that were generated prior to 2017 of $121 and $437, respectively. These losses are subject to limits on the period for which they can be carried forward. If not utilized, these losses will expire from 2028-2030. Utilization of these loss carryovers is dependent upon the generation of sufficient future taxable income. The totals also include U.S. losses that were generated in 2018 of $363 and $353, respectively, primarily due to the Commonwealth Annuity Reinsurance Agreement. These losses do not expire, but their utilization in any carryforward year is limited to 80% of taxable income in that year.
Given the continued decline of the U.S. fixed and variable annuity business, the exposure to taxable losses is significantly lessened, and given the Company's expected future earnings, the Company believes sufficient taxable income will be generated in the future to utilize its net operating loss carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.
Foreign Tax Credit Carryover
As of December 31, 2020 and 2019 (Successor Company), the net deferred tax asset included the expected tax benefit attributable to foreign tax credit carryovers of $18 and $13 respectively.
A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Tax provision at the U.S. federal statutory rate	$98	$86	$98	$21
Dividends received deduction ("DRD")	(28)	(34)	(37)	(12)
Foreign related investments	(4)	(7)	(4)	(3)
Tax reform	—	—	—	(2)
Other		(1)	2	3
Provision for income taxes	$66	$44	$59	$7
The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

11. Commitments and Contingencies
Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life and annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.
The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated financial condition, results of operations or cash flows in particular quarterly or annual periods.
Lease Commitments
The rent paid to Hartford Fire Insurance Company ("Hartford Fire") for operating leases was $2 and $2 for the years ended December 31, 2020 and 2019, respectively (Successor Company), $1 for the period of June 1, 2018 to December 31, 2018 (Successor Company) and $1 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company).

Future Minimum Lease Payments (Successor Company)
2021	$1
2022	1
2023	1
2024	—
2025	—
Thereafter	—
Total minimum lease payments	$3
Unfunded Commitments
As of December 31, 2020 (Successor Company), the Company had outstanding commitments totaling $567, of which $463 was committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $4 of the outstanding commitments is primarily related to various funding obligations associated with private debt securities. The remaining outstanding commitments of $100 relate to mortgage loans. Of the $567 in total outstanding commitments, $66 are related to mortgage loan commitments which the Company can cancel unconditionally.
Guaranty Fund and Other Insurance-related Assessments
In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Commitments and Contingencies (continued)
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities on the Consolidated Balance Sheets. As of December 31, 2020 and 2019 (Successor Company) the liability balance was $7 and $8, respectively. As of December 31, 2020 and 2019 (Successor Company) amounts related to premium tax offsets of $2 were included in other assets.
Derivative Commitments
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies or risked-based capital ("RBC") tests, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position as of December 31, 2020 (Successor Company) was $539. Of this $539, the legal entities have posted collateral of $572, which is inclusive of initial margin requirements in the normal course of business. In addition, the Company has posted collateral of $23 associated with a customized GMWB derivative. These collateral amounts could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that we post, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Transactions with Related Parties

Parent Company Transactions (Successor Company)
As of December 31, 2020 and 2019, the Company had no direct employees as we are managed by TLI, the Company's parent, pursuant to an Intercompany Services and Cost Allocation Agreement effective as of June 1, 2018 (the “Management Agreement”) between the Company, TLI and other Company affiliates. Pursuant to the Management Agreement, the parties provide a variety of operating services to each other to conduct their day to day business, including employee compensation and management services. Expenses incurred by TLI in providing these services are reimbursed by the Company based on TLI’s actual cost incurred.
For information related to capital contributions to the parent company, see the Dividends section of Note 13 - Statutory Results of Notes to Consolidated Financial Statements.
Parent Company Transactions (Predecessor Company)
Prior to the sale of the Company, substantially all general insurance expenses related to the Company were initially paid by The Hartford. Expenses were allocated to the Company using specific identification if available, or other applicable methods, that would include a blend of revenue, expense and capital.
Reinsurance Ceded to Affiliates (Predecessor Company)
The Company maintained a reinsurance agreement with Hartford Life and Accident Insurance Company ("HLA") whereby the Company ceded both group life and group accident and health risk business. Under this agreement, the Company ceded group life premiums of $9 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company). The Company also ceded accident and health premiums of $25 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Statutory Results

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition and value of business acquired costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

Statutory Net Income (Loss)
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Combined statutory net income (loss)	$245	$488	$(126)	$181

Statutory Capital
	Successor Company
	As of December 31,
	2020	2019
Statutory capital [1]	$3,142	$3,194
[1]    The Company relies upon a prescribed practice allowed by Connecticut state laws that allow the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer. The benefit from this prescribed practice was approximately $51 and $37 as of December 31, 2020 and 2019 (Successor Company), respectively.
Statutory accounting practices do not consolidate the net income (loss) of subsidiaries that report under U.S. GAAP. The combined statutory net income (loss) above represents the total statutory net income (loss) of the Company and its other insurance subsidiaries.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose RBC requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio". The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2020 and 2019 (Successor Company). The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Statutory Results (continued)
Dividends
Dividends to the Company from its insurance subsidiaries and dividends from the Company to its parent are restricted by insurance regulation. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a domiciled insurer exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law, the dividend requires the prior approval of the domestic regulator. In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company. As a condition of the sale, Talcott Resolution Life Insurance Company and its affiliates were required to gain pre-approval from the state insurance commissioner for any dividends, regardless of size, through May 31, 2020.
On September 18, 2020 (Successor Company), TL received a $400 dividend from its subsidiary, Talcott Resolution Life and Annuity Insurance Company ("TLA"). On the same date, TL subsequently declared and paid a $319 dividend to its parent, Talcott Resolution Life, Inc. ("TLI").
On September 16, 2019 (Successor Company), TL received a $250 dividend from its subsidiary, TLA. On the same date, TL subsequently declared and paid a $700 dividend to its parent, TLI.
Prior to the close of the Talcott Resolution Sale Transaction, the Hartford Life Insurance Company (Predecessor Company) paid approximately $619 in dividends to its parent and subsequently to The Hartford. TL, formerly known as Hartford Life Insurance Company, contributed $309 and TLA, formerly known as Hartford Life and Annuity Insurance Company, contributed $308 including other intercompany transactions net settled between TL and The Hartford prior to closing.
After September 18, 2021, the Company is permitted to pay up to a maximum of $597 in dividends and the Company's subsidiaries are permitted to pay up to a maximum of $335 in dividends without prior approval from the state insurance commissioner.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income

Changes in AOCI, Net of Tax for the Year Ended December 31, 2020 (Successor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$717	$—	$—	$—	$717
OCI before reclassifications	665	(1)	(1)	—	663
Amounts reclassified from AOCI	(100)	1	—	—	(99)
OCI, net of tax	565	—	(1)	—	564
Ending balance	$1,282	$—	$(1)	$—	$1,281

Changes in AOCI, Net of Tax for the Year Ended December 31, 2019 (Successor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$(173)	$—	$2	$(171)
OCI before reclassifications	927	—	(2)	925
Amounts reclassified from AOCI	(37)	—	—	(37)
OCI, net of tax	890	—	(2)	888
Ending balance	$717	$—	$—	$717

Changes in AOCI, Net of Tax for the Period of June 1, 2018 to December 31, 2018 (Successor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$—	$—	$—	$—
OCI before reclassifications	(198)	—	2	(196)
Amounts reclassified from AOCI	25	—	—	25
OCI, net of tax	(173)	—	2	(171)
Ending balance	$(173)	$—	$2	$(171)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income (continued)

Changes in AOCI, Net of Tax for the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$1,022	$4	$(3)	$1,023
Cumulative effect of accounting changes, net of tax [1]	182	—	—	182
Adjusted balance, beginning of period	1,204	4	(3)	1,205
OCI before reclassifications	(432)	(13)	1	(444)
Amounts reclassified from AOCI	2	(5)	—	(3)
OCI, net of tax	(430)	(18)	1	(447)
Ending balance	$774	$(14)	$(2)	$758
[1]    Includes reclassification to retained earnings of $193 of stranded tax effects and $11 of net unrealized gains, after tax, related to equity securities. Refer to Note 1 - Basis of Presentation and Significant Accounting Policies for further information.

Reclassification from AOCI
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	Affected Line Item on the Consolidated Statement of Operations
	2020	2019
Net Unrealized Gain on Fixed Maturities
Available-for-sale securities	$127	$47	$(32)	$(2)	Net realized capital gains (losses)
	127	47	(32)	(2)	Income before income taxes
	27	10	(7)	—	Income tax expense
	$100	$37	$(25)	$(2)	Net income
Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded
Fixed maturities, AFS	$(1)				Net realized capital gains (losses)
	(1)				Income before income taxes
	—				Income tax expense
	$(1)				Net income
Net Gains on Cash-Flow Hedging Instruments
Interest rate swaps	$—	$—	$—	$—	Net realized capital gains (losses)
Interest rate swaps	—	—	—	8	Net investment income
Foreign currency swaps	—	—	—	(2)	Net realized capital gains (losses)
	—	—	—	6	Income before income taxes
	—	—	—	1	Income tax expense
	$—	$—	$—	$5	Net income
Total amounts reclassified from AOCI	$99	$37	$(25)	$3	Net income

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
15. Subsequent Event
On January 18, 2021 the Company's indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, entered into a definitive agreement to merge Hopmeadow Holdings LP with a subsidiary of Sixth Street, a leading global investment firm. The merger is subject to regulatory approvals and other customary closing conditions and is expected to close in the second quarter of 2021. If consummated, the merger would result in a change of ownership and control of the Company and its life and annuity operating subsidiaries. Proceeds from the merger consist of a combined pre-closing dividend and cash at closing totaling approximately $2.25 billion and is subject to certain closing adjustments.